Document and Entity Information (USD $) In Billions, except Share data, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Dec. 28, 2012
Document Information [Line Items]
Document Type	10-K
Amendment Flag	false
Document Period End Date	Jun 29, 2013
Document Fiscal Year Focus	2013
Document Fiscal Period Focus	Q4
Trading Symbol	HSH
Entity Registrant Name	HILLSHIRE BRANDS CO
Entity Central Index Key	0000023666
Current Fiscal Year End Date	--06-29
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	123,247,815
Entity Public Float		$ 3.4

Consolidated Statements of Income (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Continuing Operations
Net sales	$ 3,920	$ 3,958	$ 3,884
Cost of sales	2,758	2,857	2,721
Selling, General and Administrative Expense	855	930	883
Net charges for exit activities, asset and business dispositions	9	81	38
Impairment charges	1	14	15
Operating income	297	76	227
Interest expense	48	77	92
Interest income	(7)	(5)	(5)
Debt extinguishment costs	0	39	55
Income (loss) from continuing operations before income taxes	256	(35)	85
Income tax expense (benefit)	72	(15)	27
Income (loss) from continuing operations	184	(20)	58
Discontinued operations
Income from discontinued operations net of tax expense (benefit) of $(8), $(603) and $82	15	463	483
Gain on sale of discontinued operations, net of tax expense of $15, $367 and $573	53	405	731
Net income from discontinued operations	68	868	1,214
Net income (loss)	252	848	1,272
Less: Income from noncontrolling interests, net of tax
Discontinued operations	0	3	9
Net income attributable to Hillshire Brands	252	845	1,263
Amounts attributable to Hillshire Brands:
Net income (loss) from continuing operations	184	(20)	58
Net income from discontinued operations	68	865	1,205
Net income attributable to Hillshire Brands	$ 252	$ 845	$ 1,263
Earnings per share of common stock Basic
Income (loss) from continuing operations	$ 1.5	$ (0.16)	$ 0.47
Net income	$ 2.05	$ 7.13	$ 10.16
Diluted
Income (loss) from continuing operations	$ 1.49	$ (0.16)	$ 0.46
Net income	$ 2.04	$ 7.13	$ 10.11

Consolidated Statements of Income(Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Income from discontinued operations, tax expense (benefit)	$ (8)	$ (603)	$ 82
Gain on sale of discontinued operations, tax expense	$ 15	$ 367	$ 573

Statement of Comprehensive Income Statement of Comprehensive Income (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Net income (loss)	$ 252	$ 848	$ 1,272
Translation adjustments, net of tax of $(6), $(17), $47 respectively	(21)	(23)	325
Net unrealized gain (loss) on qualifying cash flow hedges, net of tax of $4, nil, $(5) respectively	(8)	2	7
Pension/Postretirement activity, net of tax of $(14), $26, $(125) respectively	26	(21)	317
Comprehensive income	249	806	1,921
Comprehensive income attributable to non-controlling interests	0	3	9
Comprehensive income attributable to Hillshire Brands	$ 249	$ 803	$ 1,912

Statement of Comprehensive Income Statement of Comprehensive Income (Paranthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Tax on Translation Adjustments	$ (6)	$ (17)	$ 47
Tax on unrealized gain (loss) on cash flow hedges	4	0	(5)
Tax on Pension/postretirement activity	$ (14)	$ 26	$ (125)

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Jun. 29, 2013	Jun. 30, 2012
Assets
Cash and equivalents	$ 400	$ 235
Trade accounts receivable, less allowances of $2 in 2013 and $11 in 2012	219	248
Inventories
Finished goods	207	196
Work in process	15	17
Materials and supplies	91	75
Inventories	313	288
Current deferred income taxes	71	114
Income tax receivable	18	52
Other current assets	85	65
Total current assets	1,106	1,002
Property
Land	25	25
Buildings and improvements	790	756
Machinery and equipment	1,095	1,137
Construction in progress	93	174
Property, Plant and Equipment, Gross, Total	2,003	2,092
Accumulated depreciation	1,185	1,245
Property, net	818	847
Trademarks and other identifiable intangibles, net	121	132
Goodwill	348	348
Deferred income taxes	20	36
Other noncurrent assets	21	80
Noncurrent assets held for disposal	0	5
Total assets	2,434	2,450
Liabilities and Equity
Accounts payable	295	359
Payroll and employee benefits	110	127
Advertising and promotion	124	116
Other accrued liabilities	123	226
Current maturities of long-term debt	19	5
Total current liabilities	671	833
Long-term debt	932	939
Pension obligation	119	166
Other liabilities	228	277
Equity
Common stock: (authorized 1,200,000,000 shares; $0.01 par value) Issued and outstanding - 123,247,815 shares in 2013 and 120,644,345 shares in 2012	1	1
Capital surplus	200	144
Retained earnings	477	295
Unearned stock of ESOP	(53)	(61)
Accumulated other comprehensive income (loss)	(141)	(144)
Total Equity	484	235
Liabilities and Equity, Total	$ 2,434	$ 2,450

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Jun. 29, 2013	Jun. 30, 2012
Trade accounts receivable, allowances	$ 2	$ 11
Common stock, shares authorized	1,200,000,000	1,200,000,000
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares issued	123,247,815	120,644,345
Common stock, shares outstanding	123,247,815	120,644,345

Consolidated Statements of Equity (USD $)	Total	Common Stock	Capital Surplus	Retained Earnings	Unearned Stock	Accumulated Other Comprehensive Income (Loss)	Noncontrolling Interest
Beginning balance at Jul. 03, 2010	$ 1,459,000,000	$ 7,000,000	$ 11,000,000	$ 2,424,000,000	$ (97,000,000)	$ (914,000,000)	$ 28,000,000
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income (loss)	1,272,000,000	0	0	1,263,000,000	0	0	9,000,000
Translation adjustments, net of tax	325,000,000	0	0	0	0	325,000,000	0
Net unrealized gain (loss) on qualifying cash flow hedges, net of tax	7,000,000	0	0	0	0	7,000,000	0
Pension/Postretirement activity, net of tax	317,000,000	0	0	0	0	317,000,000	0
Dividends on common stock	(278,000,000)	0	0	(278,000,000)	0	0	0
Dividends paid on noncontrolling interest/Other	(5,000,000)	0	0	0	0	0	(5,000,000)
Disposition of noncontrolling interest	(3,000,000)	0	0	0	0	0	(3,000,000)
Stock issuances - Restricted stock	34,000,000	0	25,000,000	9,000,000	0	0	0
Stock option and benefit plans	58,000,000	0	58,000,000	0	0	0	0
Share repurchases and retirement	1,313,000,000	(1,000,000)	(55,000,000)	(1,257,000,000)	0	0	0
ESOP tax benefit, redemptions and other	(20,000,000)	0	0	0	20,000,000	0	0
Ending balance at Jul. 02, 2011	1,893,000,000	6,000,000	39,000,000	2,161,000,000	(77,000,000)	(265,000,000)	29,000,000
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income (loss)	848,000,000	0	0	845,000,000	0	0	3,000,000
Translation adjustments, net of tax	(23,000,000)	0	0	0	0	(23,000,000)	0
Net unrealized gain (loss) on qualifying cash flow hedges, net of tax	2,000,000	0	0	0	0	2,000,000	0
Pension/Postretirement activity, net of tax	(21,000,000)	0	0	0	0	(21,000,000)	0
Dividends on common stock	(138,000,000)	0	0	(138,000,000)	0	0	0
Dividends paid on noncontrolling interest/Other	(2,000,000)	0	0	0	0	0	(2,000,000)
Disposition of noncontrolling interest	(29,000,000)	0	0	0	0	0	(29,000,000)
Repurchase of noncontrolling interest	(10,000,000)	0	(9,000,000)	0	0	0	(1,000,000)
Spin-off of Intl Coffee & Tea Business	(2,408,000,000)	0	(5,000,000)	(2,566,000,000)	0	163,000,000	0
Stock issuances - Restricted stock	14,000,000	0	21,000,000	(7,000,000)	0	0	0
Stock option and benefit plans	94,000,000	0	94,000,000	0	0	0	0
Reverse stock split	0	(5,000,000)	5,000,000	0	0	0	0
ESOP tax benefit, redemptions and other	15,000,000	0	1,000,000	0	16,000,000	0	0
Ending balance at Jun. 30, 2012	235,000,000	1,000,000	144,000,000	295,000,000	(61,000,000)	(144,000,000)	0
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income (loss)	252,000,000	0	0	252,000,000	0	0	0
Translation adjustments, net of tax	(21,000,000)	0	0	0	0	(21,000,000)	0
Net unrealized gain (loss) on qualifying cash flow hedges, net of tax	(8,000,000)	0	0	0	0	(8,000,000)	0
Pension/Postretirement activity, net of tax	(26,000,000)	0	0	0	0	26,000,000	0
Dividends on common stock	61,000,000	0	0	61,000,000	0	0	0
Spin-off of Intl Coffee & Tea Business	3,000,000	0	0	9,000,000	0	6,000,000	0
Stock issuances - Restricted stock	3,000,000	0	3,000,000	0	0	0	0
Stock option and benefit plans	52,000,000	0	52,000,000	0	0	0	0
ESOP tax benefit, redemptions and other	(9,000,000)	0	(1,000,000)	0	(8,000,000)	0	0
Ending balance at Jun. 29, 2013	$ 484,000,000	$ 1,000,000	$ 200,000,000	$ 477,000,000	$ (53,000,000)	$ (141,000,000)	$ 0

Consolidated Statements of Equity (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Translation adjustments, tax	$ (6)	$ (17)	$ 47
Net unrealized gain (loss) on qualifying cash flow hedges, tax	4	0	(5)
Pension/Postretirement activity, tax	$ (14)	$ 26	$ (125)

Consolidated Statements of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
OPERATING ACTIVITIES -
Net income (loss)	$ 252	$ 848	$ 1,272
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	148	266	302
Amortization	18	46	84
Impairment charges	1	428	21
Net (gain) loss on business dispositions	(75)	(772)	(1,305)
Increase (decrease) in deferred income taxes	44	(400)	180
Pension contributions, net of income/expense	(14)	(226)	(80)
Refundable tax on Senseo payments	0	(43)	0
Debt extinguishment costs	0	39	55
Other	(11)	(70)	(19)
Change in current assets and liabilities, net of businesses acquired and sold:
Trade accounts receivable	19	66	116
Inventories	(38)	34	(206)
Other current assets	30	(30)	(42)
Accounts payable	(52)	29	62
Accrued liabilities	(89)	94	(171)
Income taxes	20	(60)	178
Net cash from operating activities	253	249	447
INVESTMENT ACTIVITIES -
Purchases of property and equipment	(135)	(314)	(337)
Purchase of software and other intangibles	(5)	(188)	(18)
Acquisitions of businesses and investments	0	(30)	(119)
Dispositions of businesses and investments	96	2,033	2,305
Cash balance of int'l coffee & tea business at spin-off	0	(2,061)	0
Deposit on business disposition	0	0	203
Cash received from (used in) derivative transactions	0	31	81
Sales of assets	3	8	14
Net cash from (used in) investment activities	(41)	(521)	2,129
FINANCING ACTIVITIES -
Issuances of common stock	47	84	52
Purchases of common stock	0	0	(1,313)
Borrowings of other debt	0	851	1,054
Repayments of other debt and derivatives	(46)	(1,811)	(1,431)
Net change in financing with less than 90-day maturities	0	(204)	172
Stock compensation income tax benefits	0	15	0
Purchase of non-controlling interest	0	(10)	0
Payments of dividends	(46)	(271)	(285)
Net cash used in financing activities	(45)	(1,346)	(1,751)
Effect of changes in foreign exchange rates on cash	(2)	(213)	286
Increase (decrease) in cash and equivalents	165	(1,831)	1,111
Add: Cash balance of discontinued operations at beginning of year	0	1,992	911
Less: Cash balance of discontinued operations at end of year	0	0	(1,992)
Cash and equivalents at beginning of year	235	74	44
Cash and equivalents at end of year	400	235	74
Supplemental Cash Flow Data:
Cash paid for restructuring charges	102	512	177
Cash contributions to pension plans	8	213	124
Cash paid for income taxes	$ 15	$ 209	$ 325

Nature of Operations and Basis of Presentation	12 Months Ended
Jun. 29, 2013
Nature of Operations and Basis of Presentation
Nature of Operations and Basis of Presentation

Nature of Operations
The Hillshire Brands Company (corporation, company or Hillshire Brands) is a U.S.-based company that primarily focuses on meat and meat-centric food products. The company's principal product lines are branded packaged meat products and frozen bakery products. Sales are made in both the retail channel, to supermarkets, warehouse clubs and national chains, and the foodservice channel.
The relative importance of each of the company's business segments over the past three years, as measured by sales and operating segment income, is presented in Note 19 - Business Segment Information, of these financial statements.

Basis of Presentation
The Consolidated Financial Statements include the accounts of the company and all subsidiaries where we have a controlling financial interest. The consolidated financial statements include the accounts of a variable interest entity (VIE) for which the company is deemed the primary beneficiary. The results of companies acquired or disposed of during the year are included in the consolidated financial statements from the effective date of acquisition, or up to the date of disposal. All significant intercompany balances and transactions have been eliminated in consolidation.
The fiscal year ends on the Saturday closest to June 30. Fiscal 2013, 2012 and 2011 were 52-week years. Unless otherwise stated, references to years relate to fiscal years.
Discontinued Operations The Australian bakery business is reported as discontinued operations beginning in 2013. The results of the international coffee and tea, North American foodservice beverage, European bakery, North American fresh bakery, North American refrigerated dough, and international household and body care businesses had previously been reported as discontinued operations in the company's 2012 annual report. The results of operations of these businesses through the date of disposition are presented as discontinued operations in the Consolidated Statements of Income for all periods presented. For business dispositions completed prior to 2013, the assets and liabilities of discontinued operations, prior to disposition, were aggregated and reported on separate lines of the Consolidated Balance Sheets.

Financial Statement Corrections During 2013, the company corrected certain balance sheet accounts as well as SG&A and income tax expense in the income statement related to continuing operations for errors that included the understatement of an asset for deposits held as collateral by insurance companies and the understatement of non-current deferred tax assets related to an employee benefit plan. It also corrected certain errors related to the tax provisions associated with the operating results for discontinued operations and the gain/loss on sale of discontinued operations. For the full year 2013, the correction of these errors increased income for continuing operations by $9.5 million pretax ($8.3 million after tax) and net income by $11.0 million. The company evaluated these errors in relation to the period in which they were corrected, as well as the periods in which they originated, and concluded that these errors did not materially misstate the 2013 financial statements or any previously issued financial statements.

Summary of Significant Accounting Policies	12 Months Ended
Jun. 29, 2013
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
The Consolidated Financial Statements have been prepared in accordance with generally accepted accounting principles in the U.S. (GAAP).
The preparation of the Consolidated Financial Statements in conformity with GAAP requires management to make use of estimates and assumptions that affect the reported amount of assets and liabilities, revenues and expenses and certain financial statement disclosures. Significant estimates in these Consolidated Financial Statements include allowances for doubtful accounts receivable, net realizable value of inventories, sales incentives, useful lives of property and identifiable intangible assets, the evaluation of the recoverability of property, identifiable intangible assets and goodwill, self-insurance reserves, income tax and valuation reserves, the valuation of assets and liabilities acquired in business combinations, assumptions used in the determination of the funded status and annual expense of pension and postretirement employee benefit plans, and the volatility, expected lives and forfeiture rates for stock compensation instruments granted to employees. Actual results could differ from these estimates.

Reacquired Shares
The Company is incorporated in the State of Maryland and under the laws of that state shares of its own stock that are acquired by the Company constitute authorized but unissued shares. The cost of the acquisition by the Company of shares of its own stock in excess of the aggregate par value of the shares first reduces capital surplus, to the extent available, with any residual cost applied against retained earnings.

Sales Recognition and Incentives
The company recognizes sales when they are realized or realizable and earned. The company considers revenue realized or realizable and earned when persuasive evidence of an arrangement exists, delivery of products has occurred, the sales price charged is fixed or determinable, and collectability is reasonably assured. For the company, this generally means that we recognize sales when title to and risk of loss of our products pass to our resellers or other customers. In particular, title usually transfers upon receipt of our product at our customers' locations, or upon shipment, as determined by the specific sales terms of the transactions.
Sales are recognized as the net amount to be received after deducting estimated amounts for sales incentives, trade allowances and product returns. The company estimates trade allowances and product returns based on historical results taking into consideration the customer, transaction and specifics of each arrangement. The company provides a variety of sales incentives to resellers and consumers of its products, and the policies regarding the recognition and display of these incentives within the Consolidated Statements of Income are as follows:

Discounts, Coupons and Rebates The cost of these incentives is recognized at the later of the date at which the related sale is recognized or the date at which the incentive is offered. The cost of these incentives is estimated using a number of factors, including historical utilization and redemption rates. Substantially all cash incentives of this type are included in the determination of net sales. Incentives offered in the form of free product are included in the determination of cost of sales.
Slotting Fees Certain retailers require the payment of slotting fees in order to obtain space for the company's products on the retailer's store shelves. These amounts are included in the determination of net sales when a liability to the retailer is created.
Volume-Based Incentives These incentives typically involve rebates or refunds of a specified amount of cash only if the reseller reaches a specified level of sales. Under incentive programs of this nature, the company estimates the incentive and allocates a portion of the incentive to reduce each underlying sales transaction with the customer.

Cooperative Advertising Under these arrangements, the company agrees to reimburse the reseller for a portion of the costs incurred by the reseller to advertise and promote certain of the company's products. The company recognizes the cost of cooperative advertising programs in the period in which the advertising and promotional activity first takes place. The costs of these incentives are generally included in the determination of net sales.
Fixtures and Racks Store fixtures and racks are given to retailers to display certain of the company's products. The costs of these fixtures and racks are recognized as expense in the period in which they are delivered to the retailer.

Advertising Expense
Advertising costs, which include the development and production of advertising materials and the communication of this material through various forms of media, are expensed in the period the advertising first takes place. Advertising expense is recognized in the "Selling, general and administrative expenses" line in the Consolidated Statements of Income. Total media advertising expense for continuing operations was $113 million in 2013, $86 million in 2012 and $81 million in 2011.

Cash and Equivalents
All highly liquid investments purchased with a maturity of three months or less at the time of purchase are considered to be cash equivalents.

Accounts Receivable Valuation
Accounts receivable are stated at their net realizable value. The allowance for doubtful accounts reflects the company's best estimate of probable losses inherent in the receivables portfolio determined on the basis of historical experience, specific allowances for known troubled accounts and other currently available information.

Shipping and Handling Costs
Shipping and handling costs are $249 million in 2013, $258 million in 2012 and $240 million in 2011. These costs are recognized in the "Selling, general and administrative expenses" line of the Consolidated Statements of Income.

Inventory Valuation
Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out (FIFO) method. Rebates, discounts and other cash consideration received from a vendor related to inventory purchases are reflected as a reduction in the cost of the related inventory item, and are therefore, reflected in cost of sales when the related inventory item is sold.

Recognition and Reporting of Planned Business Dispositions
When a decision to dispose of a business component is made, it is necessary to determine how the results will be presented within the financial statements and whether the net assets of that business are recoverable. The following summarizes the significant accounting policies and judgments associated with a decision to dispose of a business.

Discontinued Operations A discontinued operation is a business component that meets several criteria. First, it must be possible to clearly distinguish the operations and cash flows of the component from other portions of the business. Second, the operations need to have been sold, spun-off or classified as held for sale. Finally, after the disposal, the cash flows of the component must be eliminated from continuing operations and the company may not have any significant continuing involvement in the business. Significant judgments are involved in determining whether a business component meets the criteria for discontinued operation reporting and the period in which these criteria are met. The results for a business to be spun-off do not meet the criteria for discontinued operations reporting until the completion of the spin-off.
If a business component is reported as a discontinued operation, the results of operations through the date of sale are presented on a separate line of the income statement. Interest on corporate level debt is not allocated to discontinued operations. Any gain or loss recognized upon the disposition of a discontinued operation is also reported on a separate line of the income statement. Prior to disposition, the assets and liabilities of discontinued operations are aggregated and reported on separate lines of the balance sheet.
Gains and losses related to the sale of business components that do not meet the discontinued operation criteria are reported in continuing operations and separately disclosed, if significant.
Businesses Held for Sale In order for a business to be classified as held for sale, several criteria must be achieved. These criteria include, among others, an active program to market the business and locate a buyer, as well as the probable disposition of the business within one year. Upon being classified as held for sale, the recoverability of the carrying value of a business must be assessed. Evaluating the recoverability of the assets of a business classified as held for sale follows a defined order in which property and intangible assets subject to amortization are considered only after the recoverability of goodwill, intangible assets not subject to amortization and other assets are assessed. After the valuation process is completed, the held for sale business is reported at the lower of its carrying value or fair value less cost to sell and no additional depreciation expense is recognized related to property. The carrying value of a held for sale business includes the portion of the cumulative translation adjustment related to the operation. Once a business is classified as held for sale, all of its historical balance sheet information is included in assets and liabilities held for sale in the balance sheet.

Businesses Held for Use If a decision to dispose of a business is made and the held for sale criteria are not met, the business is considered held for use and its assets are evaluated for recoverability in the following order: assets other than goodwill; property and intangibles subject to amortization; and finally, goodwill. In evaluating the recoverability of property and intangible assets subject to amortization, in a held for use business, the carrying value of the business is first compared to the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the operation. If the carrying value exceeds the undiscounted expected cash flows, then an impairment is recognized if the carrying value of the business exceeds its fair value.
There are inherent judgments and estimates used in determining future cash flows and it is possible that additional impairment charges may occur in future periods. In addition, the sale of a business can result in the recognition of a gain or loss that differs from that anticipated prior to the closing date.

Property
Property is stated at historical cost and depreciation is computed using the straight-line method over the lives of the assets. Machinery and equipment are depreciated over periods ranging from 3 to 25 years and buildings and building improvements over periods of up to 40 years. Additions and improvements that substantially extend the useful life of a particular asset and interest costs incurred during the construction period of major properties are capitalized. Leasehold improvements are capitalized and amortized over the shorter of the remaining lease term or remaining economic useful life. Repairs and maintenance costs are charged to expense. Upon the sale or disposition of property, the cost and related accumulated depreciation are removed from the accounts. Capitalized interest was $2 million in 2013, $5 million in 2012 and $10 million in 2011.
Property is tested for recoverability whenever events or changes in circumstances indicate that its carrying value may not be recoverable. Such events include significant adverse changes in the business climate, current period operating or cash flow losses, forecasted continuing losses or a current expectation that an asset group will be disposed of before the end of its useful life or spun-off. Recoverability of property is evaluated by a comparison of the carrying amount of an asset or asset group to future net undiscounted cash flows expected to be generated by the asset or asset group. If the carrying amount exceeds the estimated future undiscounted cash flows then an asset is not recoverable. The impairment loss recognized is the amount by which the carrying amount of the asset exceeds the estimated fair value using discounted estimated future cash flows.
Assets that are to be disposed of by sale are recognized in the financial statements at the lower of carrying amount or fair value, less cost to sell, and are not depreciated after being classified as held for sale. In order for an asset to be classified as held for sale, the asset must be actively marketed, be available for immediate sale and meet certain other specified criteria.

Trademarks and Other Identifiable Intangible Assets
The primary identifiable intangible assets of the company are trademarks and customer relationships acquired in business combinations and computer software. The company capitalizes direct costs of materials and services used in the development and purchase of internal-use software. Identifiable intangibles with finite lives are amortized and those with indefinite lives are not amortized. The estimated useful life of a finite-lived identifiable intangible asset is based upon a number of factors, including the effects of demand, competition, expected changes in distribution channels and the level of maintenance expenditures required to obtain future cash flows.
Identifiable intangible assets that are subject to amortization are evaluated for impairment using a process similar to that used in evaluating the recoverability of property, plant and equipment. Identifiable intangible assets not subject to amortization are assessed for impairment at least annually and as triggering events may occur. The impairment test for identifiable intangible assets not subject to amortization consists of a comparison of the fair value of the intangible asset with its carrying amount. An impairment loss is recognized for the amount by which the carrying value exceeds the fair value of the asset. In making this assessment, management relies on a number of factors to discount estimated future cash flows including operating results, business plans and present value techniques. Rates used to discount cash flows are dependent upon interest rates and the cost of capital at a point in time. There are inherent assumptions and judgments required in the analysis of intangible asset impairment. It is possible that assumptions underlying the impairment analysis will change in such a manner that impairment in value may occur in the future.

Goodwill
Goodwill is the difference between the purchase price and the fair value of the assets acquired and liabilities assumed in a business combination. When a business combination is completed, the assets acquired and liabilities assumed are assigned to the reporting unit or units of the company given responsibility for managing, controlling and generating returns on these assets and liabilities. Reporting units are business components at or one level below the operating segment level for which discrete financial information is available and reviewed by segment management. In many instances, all of the acquired assets and liabilities are assigned to a single reporting unit and in these cases all of the goodwill is assigned to the same reporting unit. In those situations in which the acquired assets and liabilities are allocated to more than one reporting unit, the goodwill to be assigned to each reporting unit is determined in a manner similar to how the amount of goodwill recognized in the business combination is determined.
Goodwill is not amortized; however, it is assessed for impairment at least annually and as triggering events may occur. The company performs its annual review for impairment in the fourth quarter of each fiscal year. The company uses accounting standards regarding goodwill impairment reviews that permit an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. The more-likely-than-not threshold is defined as having a likelihood of more than 50%. Some of the factors considered in the qualitative assessment process were the overall financial performance of the business including current and expected cash flows, revenues and earnings; changes in macroeconomic or industry conditions; changes in cost factors such as raw materials and labor; and changes in management, strategy or customers. If, after assessing the totality of events or circumstances, an entity determines that it is not more likely than not that the fair value is less than the carrying amount, then the two-step process of impairment testing is unnecessary.
However, if the qualitative assessment discussed above indicates that there may be a possible impairment then the first step of the goodwill impairment test is required to be performed. The first step involves a comparison of the fair value of a reporting unit with its carrying value. If the carrying value of the reporting unit exceeds its fair value, the second step of the process is necessary and involves a comparison of the implied fair value and the carrying value of the goodwill of that reporting unit. If the carrying value of the goodwill of a reporting unit exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to the excess.
In evaluating the recoverability of goodwill, it is necessary to estimate the fair values of the reporting units. In making this assessment, management relies on a number of factors to discount anticipated future cash flows, including operating results, business plans and present value techniques. The fair value of reporting units is estimated based on a discounted cash flow model. The discounted cash flow model uses management's business plans and projections as the basis for expected future cash flows for the first three years and a residual growth rate thereafter. Management believes the assumptions used for the impairment test are consistent with those utilized by a market participant performing similar valuations for our reporting units. A separate discount rate derived from published sources was utilized for each reporting unit. Rates used to discount cash flows are dependent upon interest rates, market-based risk premium and the cost of capital at a point in time. Because some of the inherent assumptions and estimates used in determining the fair value of these reporting units are outside the control of management, including interest rates, market-based risk premium, the cost of capital, and tax rates, changes in these underlying assumptions and our credit rating can also adversely impact the business units' fair values. The amount of any impairment is dependent on these factors, which cannot be predicted with certainty.

Exit and Disposal Activities
Exit and disposal activities primarily consist of various actions to sever employees, exit certain contractual obligations and dispose of certain assets. Charges are recognized for these actions in the period in which the liability is incurred. Adjustments to previously recorded charges resulting from a change in estimated liability are recognized in the period in which the change is identified. Our methodology used to record these charges is described below.
Severance Severance actions initiated by the company are generally covered under previously communicated benefit arrangements, which provides for termination benefits in the event that an employee is involuntarily terminated. Liabilities are recorded under these arrangements when it is probable that employees will be entitled to benefits and the amount can be reasonably estimated. This generally occurs when management with the appropriate level of authority approves an action to terminate employees who have been identified and targeted for termination within one year.
Noncancelable Lease and Contractual Obligations Liabilities are incurred for noncancelable lease and other contractual obligations when the company terminates the contract in accordance with contract terms or when the company ceases using the right conveyed by the contract or exits the leased space. The charge for these items is determined based on the fair value of remaining lease rentals reduced by the fair value of estimated sublease rentals that could reasonably be obtained for the property, estimated using an expected present value technique.
Other For other costs associated with exit and disposal activities, a charge is recognized at its fair value in the period in which the liability is incurred, estimated using an expected present value technique, generally when the services are rendered.

Stock-Based Compensation
The company recognizes the cost of employee services received in exchange for awards of equity instruments over the vesting period based upon the grant date fair value of those awards.

Income Taxes
The company's tax rate from period to period is affected by many factors. The most significant of these factors includes changes in tax legislation, the tax characteristics of the company's income, the timing and recognition of goodwill impairments and acquisitions and dispositions. In addition, the company's tax returns are routinely audited and finalization of issues raised in these audits sometimes affects the tax provision. It is reasonably possible that tax legislation in the jurisdictions in which the company does business may change in future periods. While such changes cannot be predicted, if they occur, the impact on the company's tax assets and obligations will need to be measured and recognized in the financial statements.
Deferred taxes are recognized for the future tax effects of temporary differences between financial and income tax reporting using tax rates for the years in which the differences are expected to reverse. Federal income taxes are provided on that portion of the income of foreign subsidiaries that are expected to be remitted to the U.S. and be taxable.
The management of the company periodically estimates the probable tax obligations of the company using historical experience in tax jurisdictions and informed judgments in accordance with GAAP. For a tax benefit to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by the taxing authority. The company adjusts these reserves in light of changing facts and circumstances; however, due to the complexity of some of these situations, the ultimate payment may be materially different from the estimated recorded amounts. Any adjustment to a tax reserve impacts the company's tax expense in the period in which the adjustment is made.

Defined Benefit, Postretirement and Life-Insurance Plans
The company recognizes the funded status of defined pension and postretirement plans in the Consolidated Balance Sheet. The funded status is measured as the difference between the fair market value of the plan assets and the benefit obligation. The company measures its plan assets and liabilities as of its fiscal year end. For a defined benefit pension plan, the benefit obligation is the projected benefit obligation; for any other defined benefit postretirement plan, such as a retiree health care plan, the benefit obligation is the accumulated postretirement benefit obligation. Any overfunded status should be recognized as an asset and any underfunded status should be recognized as a liability. Any transitional asset/(liability), prior service cost (credit) or actuarial (gain)/loss that has not yet been recognized as a component of net periodic cost is recognized in the accumulated other comprehensive income section of the Consolidated Statements of Equity, net of tax. Accumulated other comprehensive income will be adjusted as these amounts are subsequently recognized as a component of net periodic benefit costs in future periods.

Financial Instruments
The company uses financial instruments, including options and futures to manage its exposures to movements in commodity prices. The use of these financial instruments modifies the exposure of these risks with the intent to reduce the risk or cost to the company. The company does not use derivatives for trading purposes and is not a party to leveraged derivatives.
The company uses either hedge accounting or mark-to-market accounting for its derivative instruments. Under hedge accounting, the company formally documents its hedge relationships, including identification of the hedging instruments and the hedged items, as well as its risk management objectives and strategies for undertaking the hedge transaction. This process includes linking derivatives that are designated as hedges of specific assets, liabilities, firm commitments or forecasted transactions. The company also formally assesses, both at inception and at least quarterly thereafter, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in either the fair value or cash flows of the hedged item. If it is determined that a derivative ceases to be a highly effective hedge, or if the anticipated transaction is no longer likely to occur, the company discontinues hedge accounting and any deferred gains or losses are recorded in the "Selling, general and administrative expenses" line in the Consolidated Statements of Income. Derivatives are recorded in the Consolidated Balance Sheets at fair value in other assets and other liabilities. For more information about accounting for derivatives see Note 15 - Financial Instruments.

Self-Insurance Reserves
The company purchases third-party insurance for workers' compensation, automobile and product and general liability claims that exceed a certain level. The company is responsible for the payment of claims under these insured limits. The undiscounted obligation associated with these claims is accrued based on estimates obtained from consulting actuaries. Historical loss development factors are utilized to project the future development of incurred losses, and these amounts are adjusted based upon actual claim experience and settlements. Accrued reserves, excluding any amounts covered by insurance, were $32 million as of June 29, 2013 and $41 million as of June 30, 2012.

Business Acquisitions
With respect to business acquisitions, the company is required to recognize and measure the identifiable assets acquired, liabilities assumed, contractual contingencies, contingent consideration and any noncontrolling interest in an acquired business at fair value on the acquisition date. In addition, the accounting guidance also requires expensing acquisition costs when incurred, restructuring costs in periods subsequent to the acquisition date, and any adjustments to deferred tax asset valuation allowances and acquired uncertain tax positions after the measurement period to be reflected in income tax expense.

Foreign Currency Translation
Foreign currency denominated assets and liabilities are translated into U.S. dollars at exchange rates existing at the respective balance sheet dates. Translation adjustments resulting from fluctuations in exchange rates are recorded as a separate component of other comprehensive income within common stockholders' equity. The company translates the results of operations of its foreign subsidiaries at the average exchange rates during the respective periods. Gains and losses resulting from foreign currency transactions, the amounts of which are not material, are included in selling, general and administrative expense.

Intangible Assets and Goodwill	12 Months Ended
Jun. 29, 2013
Intangible Assets and Goodwill
Intangible Assets and Goodwill
The primary components of the intangible assets reported in continuing operations and the related amortization expense follows:

In millions	Gross	Accumulated Amortization	Net Book Value
2013
Intangible assets subject to amortization
Trademarks and brand names	$31	$4	$27
Customer relationships	72	46	26
Computer software	133	112	21
Other contractual agreements	3	—	3
	$239	$162	77
Trademarks and brand names not subject to amortization			44
Net book value of intangible assets			$121
2012
Intangible assets subject to amortization
Trademarks and brand names	31	2	29
Customer relationships	72	44	28
Computer software	128	100	28
Other contractual agreements	3	—	3
	$234	$146	88
Trademarks and brand names not subject to amortization			44
Net book value of intangible assets			$132

The year-over-year change in the value of trademarks and brand names and customer relationships is primarily due to the impact of amortization during the year. The amortization expense reported in continuing operations for intangible assets subject to amortization was $17 million in 2013, $21 million in 2012 and $31 million in 2011. The estimated amortization expense for the next five years, assuming no change in the estimated useful lives of identifiable intangible assets or changes in foreign exchange rates, is as follows: $17 million in 2014, $7 million in 2015, $6 million in 2016, $6 million in 2017 and $4 million in 2018. At June 29, 2013, the weighted average remaining useful life for trademarks is 18 years; customer relationships is 13 years; computer software is 2 years; and other contractual agreements is 8 years.
Goodwill
The goodwill reported in continuing operations associated with each business segment and the changes in those amounts during 2013 and 2012 are as follows:

In millions	Retail	Foodservice/ Other	Total
Net Book Value at July 2, 2011
Gross goodwill	$139	$591	$730
Accumulated impairment losses	—	(382)	(382)
Net goodwill	139	209	348
Net Book Value at June 30, 2012
Gross goodwill	139	591	730
Accumulated impairment losses	—	(382)	(382)
Net goodwill	139	209	348
Net Book Value at June 29, 2013
Gross goodwill	139	591	730
Accumulated impairment losses	—	(382)	(382)
Net goodwill	$139	$209	$348

Impairment Charges	12 Months Ended
Jun. 29, 2013
Impairment Charges
Impairment Charges
The company recognized impairment charges in 2013, 2012 and 2011 and the significant impairments are reported on the "Impairment charges" line of the Consolidated Statements of Income. The impact of these charges is summarized in the following table:

In millions	Pretax Impairment Charge
2013
Retail	$1
2012
General corporate expenses	$14
2011
Foodservice/Other	$15

The company currently tests goodwill and intangible assets not subject to amortization for impairment in the fourth quarter of its fiscal year and whenever a significant event occurs or circumstances change that would more likely than not reduce the fair value of these intangible assets. Other long-lived assets are tested for recoverability whenever events or changes in circumstances indicate that its carrying value may not be recoverable. The following is a discussion of each impairment charge:

2013
Retail Property The company recognized a $1 million impairment charge related to machinery and equipment within the Retail segment which was determined to no longer have any future use by the company.

2012
Capitalized Computer Software The company recognized a $14 million impairment charge related to the write-down of capitalized computer software which was determined to no longer have any future use by the company. These charges were recognized as part of general corporate expenses.

2011
Foodservice/Other Property The company recognized a $15 million impairment charge related to the write-down of manufacturing equipment associated with the foodservice bakery operations of the Foodservice/Other segment.

Discontinued Operations	12 Months Ended
Jun. 29, 2013
Discontinued Operations
Discontinued Operations
The results of the fresh bakery, refrigerated dough and foodservice beverage operations in North America and the international coffee and tea, household and body care, European bakery and Australian bakery businesses are classified as discontinued operations and are presented as discontinued operations in the condensed consolidated statements of income for all periods presented. The assets and liabilities for these businesses met the accounting criteria to be classified as held for sale and have been aggregated and reported on a separate line of the Condensed Consolidated Balance Sheet prior to disposition.

North American Operations
North American Fresh Bakery On October 21, 2011, the company announced an agreement with Grupo Bimbo that allowed the parties to complete the previously announced sale of its North American Fresh Bakery business for a purchase price of $709 million. The sale also included a small portion of business that was part of the North American Foodservice/Other segment which is not reflected as discontinued operations as it did not meet the definition of a component pursuant to the accounting rules. The transaction closed on November 4, 2011 and Hillshire Brands received $717 million, which included working capital and other purchase price adjustments. The company entered into a customary transition services agreement with the purchaser of this business to provide for the orderly separation of the business and transition of various administrative functions and processes which ended in the fourth quarter of 2013.
The buyer of the North American Fresh Bakery business assumed all the pension and postretirement medical liabilities associated with these businesses, including any multi-employer pension liabilities. An actuarial analysis under ERISA guidelines was performed to determine the final plan assets that should be transferred to support the pension liabilities assumed by the buyer. The transfer of the benefit plan liabilities to the buyer resulted in the recognition of a $36 million settlement loss related to the defined benefit pension plans and a $71 million settlement gain and a $44 million curtailment gain related to the postretirement benefit plans. These amounts have been included in the gain on disposition of this business.

North American Foodservice Beverage On October 24, 2011, the company announced that it had entered into an agreement to sell the majority of its North American Foodservice Beverage operations to the J.M. Smucker Company (Smuckers) for $350 million. The transaction closed on December 31, 2011, resulting in the recognition of a pretax gain of $222 million in the second quarter of 2012. The company received $376 million of proceeds, which included a working capital adjustment. The company entered into a customary transition services agreement with Smuckers to provide for the orderly separation of the business and the transition of various administrative functions and processes which ended in the fourth quarter of 2012. The company also entered into a 10 year partnership to collaborate on liquid coffee innovation that will pay the company approximately $50 million plus growth-related royalties over the 10 year period. While this arrangement provided a continuation of cash flows subsequent to the divestiture, it did not represent significant continuing cash flows or significant continuing involvement that would have precluded classification of the North American Foodservice Beverage component as a discontinued operation. This partnership agreement was subsequently transferred to the international coffee and tea business as part of the spin-off. The company performed an updated impairment analysis for the remaining assets for sale in North American foodservice beverage and recognized a pretax impairment charge of $6 million in 2012 which has been recognized in the operating results for discontinued operations. The company has also recognized exit related costs for this business which is included in the operating results for discontinued operations.

North American Foodservice Refrigerated Dough On August 9, 2011, the company announced it had entered into an agreement to sell its North American Foodservice Refrigerated Dough business to Ralcorp for $545 million. The company received $552 million of proceeds, which included working capital adjustments. The company entered into a customary transitional services agreement with the purchaser of this business to provide for the orderly separation of the business and the orderly transition of various functions and processes which ended in the fourth quarter of 2012.

International Operations
Australian Bakery In February 2013, the company completed the sale of its Australian Bakery business. Using foreign currency exchange rates on the date of the transaction, the company received cash proceeds of $85 million and reported an after tax gain on disposition of $42 million.
International Coffee and Tea On June 28, 2012, the company's international coffee and tea business was spun off into a new public company called D.E MASTER BLENDERS 1753 N.V. The separation was effected as follows: a distribution of all of the common stock of a U.S. subsidiary that held all of the company's international coffee and tea business ("CoffeeCo") was made to an exchange agent on behalf of the company's shareholders of record. Immediately after the distribution of CoffeeCo common stock, CoffeeCo paid a $3.00 per share dividend, which totaled $1.8 billion. After the payment of the dividend, CoffeeCo merged with a subsidiary of D.E MASTER BLENDERS 1753 N.V. As a result of the spin-off, the historical results of the international coffee and tea business have been reported as a discontinued operation in the company's consolidated financial statements. The company entered into a master separation agreement that provided for the orderly separation of the business and transition of various administrative functions and processes and a separate tax sharing agreement whereby DEMB agreed to indemnify the company for certain tax liabilities that could result from the spin-off and certain related transactions. The company does not have any significant continuing involvement in the business and does not expect any material direct cash inflows or outflows with this business.
European Bakery During the first quarter of 2012, management decided to divest the Spanish bakery and French refrigerated dough businesses, collectively referred to as European Bakery, requiring that these businesses be tested for impairment under the available for sale model. Based on an estimate of the anticipated proceeds for these businesses, the company recognized a pretax impairment charge of $379 million for the Spanish bakery and French refrigerated dough businesses in 2012. A tax benefit of $38 million was recognized on these impairment charges. On October 10, 2011, the company announced that it had signed an agreement to sell the Spanish bakery business to Grupo Bimbo for €115 million and closed the transaction in the second quarter of 2012. In the third quarter of 2012, the company also completed the disposition of its French refrigerated dough business for €115 million. A $11 million pretax gain was recognized in 2012 on the sale of both the Spanish bakery and French refrigerated dough businesses.
Global Body Care and European Detergents In December 2010, the company completed the disposition of its global body care and European detergents business. Using foreign currency exchange rates on the date of the transaction, the company received cash proceeds of $1.6 billion and reported an after tax gain on disposition of $488 million. The company entered into a customary transitional services agreement with the purchaser of this business to provide for the orderly separation of the business and the orderly transition of various functions and processes which was completed by the end of 2011.
Air Care Products Business In July 2010, the company sold a majority of its air care products business. Using foreign currency exchange rates on the date of the transaction, the company received cash proceeds of $411 million, which represented the majority of the proceeds received on the disposition of the Air Care business, and reported an after tax gain on disposition of $94 million. When this business was sold, certain operations were retained in Spain, until production related to non-air care businesses ceased at the facility. The sale of the Spanish facility closed in the third quarter of 2012 and the company received $44 million of proceeds and recognized a pretax loss on the sale of this facility of $10 million.

Australia/New Zealand Bleach In February 2011, the company completed the sale of its Australia/New Zealand Bleach business. Using foreign currency exchange rates on the date of the transaction, the company received cash proceeds of $53 million and reported an after tax gain on disposition of $31 million.
Shoe Care Business In May 2011, the company completed the sale of the majority of its shoe care businesses. Using foreign currency exchange rates on the date of the transaction, the company received cash proceeds of $276 million and reported an after tax gain on disposition of $117 million. Certain other shoe care businesses were to be sold on a delayed basis. In 2012, the company closed on the sale of its shoe care business in Malaysia, China and Indonesia and received $56 million of proceeds, which included working capital adjustments.
Non-Indian Insecticides Business The company entered into an agreement to sell all of its Non-Indian Insecticides business for €154 million to SC Johnson and received a deposit of €152 million in December 2010 on the sale of these businesses. Due to competition concerns raised by the European Commission, the two parties abandoned the transaction as originally agreed but were able to complete the sale of the insecticides businesses outside the European Union (Malaysia, Singapore, Kenya and Russia) as well as a limited number of businesses inside the European Union in 2012. The company also divested the remaining insecticides businesses inside the European Union to another buyer and transferred the net proceeds received from the divestiture of those businesses to SC Johnson. The company recognized a pretax gain of $255 million on the dispositions in 2012.

Results of Discontinued Operations
The amounts in the tables below reflect the operating results of the businesses reported as discontinued operations up through the date of disposition. The amounts of any gains or losses related to the disposal of these discontinued operations are excluded.

In millions	Net Sales	Pretax Income (Loss)	Income (Loss)
2013
North American Fresh Bakery	$—	$1	$1
North American Foodservice Beverage	—	3	2
International Coffee and Tea	—	—	6
European Bakery	—	—	(3)
International Household and Body Care	—	—	1
Australian Bakery	80	3	8
Total	$80	$7	$15
2012
North American Fresh Bakery	$724	$29	$163
North American Refrigerated Dough	74	13	9
North American Foodservice Beverage	330	(15)	(9)
International Coffee and Tea	3,728	224	662
European Bakery	262	(384)	(358)
International Household and Body Care	111	(5)	(2)
Australian Bakery	136	(2)	(2)
Total	$5,365	$(140)	$463
2011
North American Fresh Bakery	$2,037	$58	$159
North American Refrigerated Dough	307	42	27
North American Foodservice Beverage	538	5	3
International Coffee and Tea	3,537	399	276
European Bakery	591	(9)	(16)
International Household and Body Care	1,078	72	36
Australian Bakery	135	(2)	(2)
Total	$8,223	$565	$483

In 2012, as a consequence of the spin-off, the company released approximately $623 million of deferred tax liabilities on its balance sheet related to the repatriation of foreign earnings with a corresponding reduction in the tax expense of the discontinued international coffee and tea business. In 2011, the North American fresh bakery operations recognized a $122 million tax benefit associated with the excess tax basis related to these assets.

Gain (loss) on The Sale of Discontinued Operations
The gain (loss) on the sale of discontinued operations recognized in 2013, 2012 and 2011 are summarized in the following tables.

In millions	Pretax Gain (Loss) on Sale	Tax (Expense)/ Benefit	After Tax Gain (Loss)
2013
North American Fresh Bakery	$10	$(4)	$6
North American Foodservice Beverage	2	2	4
North American Refrigerated Dough	—	(1)	(1)
Non-European Insecticides	—	2	2
Australian Bakery	56	(14)	42
Total	$68	$(15)	$53
2012
North American Fresh Bakery	$94	$(33)	$61
North American Foodservice Beverage	222	(76)	146
North American Refrigerated Dough	198	(156)	42
European Bakery	11	(45)	(34)
Non-European Insecticides	249	(59)	190
Air Care Products	(10)	(1)	(11)
Other Household and Body Care	8	3	11
Total	$772	$(367)	$405
2011
Global Body Care and European Detergents	$867	$(379)	$488
Air Care Products	273	(179)	94
Australia/New Zealand Bleach	48	(17)	31
Shoe Care Products	115	2	117
Other Household and Body Care Businesses	1	—	1
Total	$1,304	$(573)	$731

In 2012, the $156 million tax expense recognized on the sale of the North American Refrigerated Dough business was impacted by the $254 million of goodwill that had no tax basis and the $45 million of tax expense recognized on the sale of the European Bakery businesses was impacted by $140 million of cumulative translation adjustments that had no tax basis. The tax expense recognized on the sale of the household and body care businesses in 2011 includes a $190 million charge related to the anticipated repatriation of the cash proceeds received on the disposition of these businesses. In the fourth quarter of 2011, a repatriation tax benefit of $79 million was recognized on the gain transactions, which was reflected in the income taxes on the Shoe Care Products gain.

Discontinued Operations Cash Flows
The company's discontinued operations impacted the cash flows of the company as follows:

In millions	2013	2012	2011
Discontinued operations impact on
Cash from operating activities	$10	$122	$309
Cash from (used in) investing activities	86	(368)	2,291
Cash used in financing activities	(95)	(1,530)	(1,804)
Effect of changes in foreign exchange rates on cash	(1)	(216)	285
Net cash impact of discontinued operations	$—	$(1,992)	$1,081
Cash balance of discontinued operations
At start of period	$—	$1,992	$911
At end of period	—	—	1,992
Increase (decrease) in cash of discontinued operations	$—	$(1,992)	$1,081

The cash used in financing activities primarily represents the net transfers of cash with the corporate office. The net assets of the discontinued operations includes only the cash noted above as most of the cash of those businesses, with the exception of the international coffee and tea business, has been retained as a corporate asset.

There were no assets held for sale or disposition as of June 29, 2013. The assets held for sale of $5 million as of June 30, 2012 represented property, plant and equipment.

Exit, Disposal and Restructuring Activities	12 Months Ended
Jun. 29, 2013
Exit, Disposal and Restructuring Activities
Exit, Disposal and Restructuring Activities
The company has incurred exit, disposition and restructuring charges for initiatives designed to improve its operational performance and reduce cost. Details on exited businesses is provided in Note 5 - Discontinued Operations, of these financial statements. In addition, in June 2012, the company completed the spin-off of its international coffee and tea operations into a new public company, which resulted in the company incurring certain costs in conjunction with the spin-off. These costs include restructuring actions such as employee termination costs and costs related to renegotiating contractual agreements; third-party professional fees for consulting and other services that are directly related to the spin-off; and the costs of employees solely dedicated to activities directly related to the spin-off.

The nature of the costs incurred includes the following:
Exit Activities, Asset and Business Disposition Actions
These amounts primarily relate to:
•  Employee termination costs
•  Lease and contractual obligation exit costs
•  Gains or losses on the disposition of assets or asset groupings that do not qualify as discontinued operations

Restructuring/Spin-off Costs Recognized in Cost of Sales and Selling, General and Administrative Expenses
These amounts primarily relate to:
•  Expenses associated with the installation of information systems
•  Consulting costs
•  Costs associated with the renegotiation of contracts for services with outside third-party vendors as part of the spin-off of the international coffee and tea operations
Certain of these costs are recognized in Cost of Sales or Selling, General and Administrative Expenses in the Consolidated Statements of Income as they do not qualify for treatment as an exit activity or asset and business disposition pursuant to the accounting rules for exit and disposal activities. However, management believes that the disclosure of these charges provides the reader with greater transparency to the total cost of the initiatives.
The following is a summary of the (income) expense associated with these actions, and also highlights where the costs are reflected in the Consolidated Statements of Income:

In millions	2013	2012	2011
Exit and business dispositions	$9	$81	$38
Selling, general and administrative expenses	39	115	36
Total	$48	$196	$74

The impact of these actions on the company's business segments and unallocated corporate expenses is summarized as follows:

In millions	2013	2012	2011
Retail	$(1)	$14	$11
Foodservice/Other	(2)	4	3
(Increase) Decrease in business segment income	(3)	18	14
Increase in general corporate expenses	51	178	60
Total	$48	$196	$74

The following table summarizes the activity during 2013 related to exit, disposal and restructuring related actions and the status of the related accruals as of June 29, 2013. The accrued amounts remaining represent the estimated cash expenditures necessary to satisfy remaining obligations. The majority of the cash payments to satisfy the accrued costs are expected to be paid in the next 12 months.

In Millions	Employee termination and other benefits	IT and other costs	Non-cancellable leases/ contractual obligations	Asset and business disposition actions	Total
Accrued costs as of June 30, 2012	$42	$16	$21	$—	$79
Exit, disposal, and other costs (income) recognized during 2013	6	40	12	(6)	52
Cash Payments	(28)	(44)	(27)	—	(99)
Noncash Charges	(5)	(8)	17	—	4
Charges (income) in discontinued operations	(2)	2	—	—	—
Change in estimate	(3)	(1)	—	—	(4)
Asset and business disposition action	—	—	—	6	6
Accrued costs as of June 29, 2013	$10	$5	$23	$—	$38

The 2013 exit, disposal and restructuring related actions are summarized below:
•  Recognized third-party consulting costs related to cost saving and efficiency studies
• Recognized severance charges associated with planned employee terminations
•  Recognized third-party costs associated with the spin-off of international coffee and tea operations
•  Recognized lease exit costs
• Disposed of certain manufacturing facilities related to the Retail and Foodservice/Other segments and recognized a pretax gain of $6 million.

During 2013, the company began implementation of various cost saving and efficiency initiatives and recognized $17 million of charges primarily related to consulting costs.

In 2012, the company recognized a charge to implement a plan to terminate approximately 520 employees, related to the retail, foodservice and corporate office operations and provide them with severance benefits in accordance with benefit plans previously communicated to the affected employee group or with local employment laws. As of June 29, 2013 all of the employees affected under this plan have been terminated.

Common Stock	12 Months Ended
Jun. 29, 2013
Common Stock
Common Stock
On June 28, 2012, the company effected a 1-for-5 reverse stock split of Hillshire Brands common stock. As a result, every five shares of Hillshire Brands common stock were converted into one share of Hillshire Brands common stock. Any reference to the number of shares outstanding or any per share amounts has been adjusted to reflect the impact of this reverse stock split.
Changes in outstanding shares of common stock for the past three years were:

Shares in thousands	2013	2012	2011
Beginning balances	120,644	117,420	132,424
Stock issuances
Stock option and benefit plans	2,436	1,104	642
Restricted stock plans	155	2,119	398
Reacquired shares	—	—	(16,044)
Other	13	1	—
Ending balances	123,248	120,644	117,420

Common stock dividends and dividend-per-share amounts declared on outstanding shares of common stock were:

In millions except per share data	2013	2012	2011
Common stock dividends declared	$61	$137	$275
Dividends per share amount declared	$0.50	$1.15	$2.30

During 2010, the company's Board of Directors had authorized a $3.0 billion share repurchase program. In March of 2010, the company repurchased 7.3 million shares at a cost of $500 million under this program using an accelerated share repurchase program (ASR). The ASR provided for a final settlement adjustment at termination in either shares of common stock or cash based on the final volume weighted average stock price. In 2011, the company paid $13 million as a final settlement on the ASR. During 2011, the company also repurchased 16 million shares at a cost of $1.3 billion.
As of June 29, 2013, the remaining amount authorized for repurchase is $1.2 billion of common stock under an existing share repurchase program, plus 2.7 million shares of common stock that remain authorized for repurchase under the company's prior share repurchase program.

Accumulated Other Comprehensive Income	12 Months Ended
Jun. 29, 2013
Accumulated Other Comprehensive Income
Accumulated Other Comprehensive Income
The components of accumulated other comprehensive income are:

In millions	Cumulative Translation Adjustment	Net Unrealized Gain (Loss) on Qualifying Cash Flow Hedges/ Other	Pension/ Post- retirement Liability Adjustmnt	Accumulated Other Comprehen-sive Income (Loss)
Balance at July 3, 2010	$(106)	$(1)	$(807)	$(914)
Disposition of Household & Body Care businesses	55	—	—	55
Amortization of net actuarial loss and prior service credit	—	—	16	16
Net actuarial gain arising during the period	—	—	326	326
Pension plan curtailment	—	—	25	25
Other comprehensive income (loss) activity	270	7	(50)	227
Balance at July 2, 2011	219	6	(490)	(265)
Business dispositions	127	—	—	127
Amortization of net actuarial loss and prior service credit	—	—	(1)	(1)
Net actuarial loss arising during the period	—	—	(70)	(70)
Pension plan curtailments/ settlements	—	—	24	24
Spin-off of International Coffee and Tea business	(180)	—	343	163
Other comprehensive income (loss) activity	(150)	2	26	(122)
Balance at June 30, 2012	16	8	(168)	(144)
Business dispositions	(15)	—	—	(15)
Amortization of net actuarial loss and prior service credit	—	—	(2)	(2)
Net actuarial gain arising during the period	—	—	27	27
Pension plan curtailments/settlements	—	—	1	1
Spin-off of International Coffee and Tea business	6	—	—	6
Other comprehensive income (loss) activity	(6)	(8)	—	(14)
Balance at June 29, 2013	$1	$—	$(142)	$(141)

Stock-Based Compensation	12 Months Ended
Jun. 29, 2013
Stock-Based Compensation
Stock-Based Compensation
The company has various stock option and stock award plans. At June 29, 2013, 20.3 million shares were available for future grant in the form of options, stock unit awards, restricted shares or stock appreciation rights. The company will satisfy the requirement for common stock for share-based payments by issuing shares out of authorized but unissued common stock.

Stock Options
The exercise price of each stock option equals the market price of the company's stock on the date of grant. Options can generally be exercised over a maximum term of 10 years. Options generally cliff vest and expense is recognized on a straight-line basis during the vesting period.
The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model and the following weighted average assumptions:

	2013	2012	2011
Weighted average expected lives	6.0	7.0	7.2
Weighted average risk-free interest rates	0.95%	1.37%	2.08%
Range of risk-free interest rates	0.94 - 1.03%	1.28 - 1.38%	1.91 - 2.66%
Weighted average expected volatility	29.7%	28.1%	28.0%
Range of expected volatility	29.7 - 30.0%	28.1 - 28.3%	27.3 - 30.0%
Dividend yield	2.0%	2.5%	2.9%

The company uses historical volatility for a period of time that is comparable to the expected life of the option to determine volatility assumptions.
A summary of the changes in stock options outstanding under the company's option plans during 2013 is presented below:

Shares in thousands	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (in millions)
Options outstanding at June 30, 2012	6,264	$23.01	3.2	$38
Granted	2,525	25.99	—	—
Exercised	(2,563)	19.34	—	—
Canceled/expired	(371)	27.16	—	—
Options outstanding at June 29, 2013	5,855	$25.59	6.3	$44
Options exercisable at June 29, 2013	3,065	$24.92	3.8	$25

The company received cash from the exercise of stock options during 2013 of $47 million. As of June 29, 2013, the company had $10.1 million of total unrecognized compensation expense related to stock option plans that will be recognized over the weighted average period of 0.9 years.

In millions except per share data	2013	2012	2011
Number of options exercisable at end of fiscal year	3,065	5,704	7,784
Weighted average exercise price of options exercisable at end of fiscal year	$24.92	$22.65	$26.38
Weighted average grant date fair value of options granted during the fiscal year	$6.08	$6.35	$5.29
Total intrinsic value of options exercised during the fiscal year	$22.9	$23.5	$8.0
Fair value of options that vested during the fiscal year	$0.3	$16.9	$4.5

Stock Unit Awards
Restricted stock units (RSUs) are granted to certain employees to incent performance and retention over periods ranging from 1 to 3 years. Upon the achievement of defined parameters, the RSUs are generally converted into shares of the company's common stock on a one-for-one basis and issued to the employees. A portion of all RSUs vest solely upon continued future service to the company. A portion of RSUs vest based upon continued future employment and the achievement of certain defined performance measures. The cost of these awards is determined using the fair value of the shares on the date of grant, and compensation is recognized over the period during which the employees provide the requisite service to the company.
The fair value of performance-based awards pegged to market-based targets is estimated on the date of grant using a Monte-Carlo simulation model containing the following assumptions:

2013
Range of risk-free interest rates	0.28 - 0.35%
Range of expected volatility	24.0 - 25.0%
Range of initial TSR	(7.3) - 13.1%
Dividend yield	2%

The following is a summary of the changes in the stock unit awards outstanding under the company's benefit plans during 2013:

Shares in thousands	Shares	Weighted Average Grant Date Fair Value	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (in millions)
Nonvested share units at June 30, 2012	340	$26.24	.7	$10
Granted	734	25.02	0	—
Vested	(158)	25.66	0	—
Forfeited	(71)	26.64	0	—
Nonvested share units at June 29, 2013	845	$25.26	1.6	$28
Exercisable share units at June 29, 2013	57	$22.07	5.7	$2

As of June 29, 2013, the company had $12 million of total unrecognized compensation expense related to stock unit plans that will be recognized over the weighted average period of 1.8 years.

In millions except per share data	2013	2012	2011
Stock Unit Awards
Fair value of share-based units that vested during the fiscal year	$4	$88	$42
Weighted average grant date fair value of share based units granted during the fiscal year	$25.02	$29.09	$23.40
All Stock-Based Compensation
Total compensation expense	$13	$35	$41
Tax benefit on compensation expense	$5	$11	$15

Employee Stock Ownership Plans (ESOP)	12 Months Ended
Jun. 29, 2013
Employee Stock Ownership Plans (ESOP)
Employee Stock Ownership Plans (ESOP)
The company maintains an ESOP that holds common stock of the company that is used to fund a portion of the company's matching program for its 401(k) savings plan for domestic non-union employees. The purchase of the original stock by the ESOP was funded both with debt guaranteed by the company and loans from the company. The debt guaranteed by the company was fully paid in 2004 and only loans from the company to the ESOP remain. Each year, the company makes contributions that, with the dividends on the common stock held by the ESOP, are used to pay loan interest and principal. Shares are allocated to participants based upon the ratio of the current year's debt service to the sum of the total principal and interest payments over the remaining life of the loan. The number of unallocated shares in the ESOP was 3 million at June 29, 2013 and 5 million at June 30, 2012. Expense recognition for the ESOP is accounted for under the grandfathered provisions contained within US GAAP.
The expense for the 401(k) savings plan recognized by the ESOP amounted to $5 million in 2013, $14 million in 2012 and $15 million in 2011. Payments to the ESOP were $10 million in 2013, $6 million in 2012 and $23 million in 2011.

Earnings per Share	12 Months Ended
Jun. 29, 2013
Earnings per Share
Earnings Per Share
Net income (loss) per share - basic is computed by dividing income (loss) attributable to Hillshire Brands by the weighted average number of common shares outstanding for the period. Net income (loss) per share - diluted reflects the potential dilution that could occur if options and fixed awards to be issued under stock-based compensation arrangements were converted into common stock.
Options to purchase 2.2 million shares of common stock at June 29, 2013, 847 thousand shares of common stock at June 30, 2012 and 6.2 million shares of common stock at July 2, 2011 were not included in the computation of diluted earnings per share because these options were either anti-dilutive or the exercise price was greater than the average market price of the company's outstanding common stock. In 2012, the dilutive effect of stock options and award plans were excluded from the earnings per share calculation because they would be antidilutive given the loss in the period.
The following is a reconciliation of net income to net income per share - basic and diluted - for the years ended June 29, 2013, June 30, 2012 and July 2, 2011:

In millions except earnings per share	2013	2012	2011
Income (loss) from continuing operations attributable to Hillshire Brands	$184	$(20)	$58
Net income from discontinued operations attributable to Hillshire Brands	68	865	1,205
Net income attributable to Hillshire Brands	$252	$845	$1,263
Average shares outstanding - basic	123	119	124
Dilutive effect of stock compensation	—	—	1
Diluted shares outstanding	123	119	125
Income (loss) per common share - Basic
Income (loss) from continuing operations	$1.50	$(0.16)	$0.47
Income from discontinued operations	0.55	7.29	9.69
Net income	$2.05	$7.13	$10.16
Income (loss) per common share - Diluted
Income (loss) from continuing operations	$1.49	$(0.16)	$0.46
Income from discontinued operations	0.55	7.29	9.65
Net income	$2.04	$7.13	$10.11

Debt Instruments	12 Months Ended
Jun. 29, 2013
Debt Instruments
Debt Instruments
The composition of the company's long-term debt, which includes capital lease obligations, is summarized in the following table:

In millions	Maturity Date	2013	2012
Senior debt
10% zero coupon notes ($19 million face value)	2014	$18	$16
10% - 14.25% zero coupon notes ($105 million face value)	2015	93	82
2.75% notes	2016	400	400
4.1% notes	2021	278	278
6.125% notes	2033	152	152
Total senior debt		941	928
Obligations under capital lease		—	2
Other debt		11	15
Total debt		952	945
Unamortized discounts		(1)	(1)
Total long-term debt		951	944
Less current portion		(19)	(5)
		$932	$939

In May 2012, the company issued $650 million in senior notes through a private placement. The offering consisted of $232 million of 3.60% senior notes due May 15, 2019, $120 million of 3.81% senior notes due May 15, 2020, $124 million of 4.03% senior notes due May 15, 2021 and $174 million of 4.20% senior notes due May 15, 2022. The proceeds were used to payoff existing indebtedness and for general purposes. As part of the spin-off, the company satisfied its obligations under these notes by effectively transferring the $650 million of indebtedness as part of the spin-off.
In April 2012, the company completed a tender offer for up to $470 million of combined aggregate principal amount of three series of its outstanding debt securities: 6.125% Notes due Nov. 2032, 4.10% Notes due 2020 and 2.75% Notes due 2015. Upon the expiration of the tender, the company accepted for purchase $348.4 million of 6.125% Notes and $121.6 million of the 4.10% Notes and recognized $26 million of charges associated with the early extinguishment of this debt.
In April 2012, the company redeemed all of its 3.875% Notes due 2013, of which the aggregate principal amount outstanding was $500 million. A charge of $13 million was incurred related to the early extinguishment of this debt.
Payments required on long-term debt during the years ending 2014 through 2018 are $19 million, $93 million, $400 million, nil and nil, respectively. The company made cash interest payments of $35 million, $73 million and $99 million in 2013, 2012 and 2011, respectively.
The company had a $1.2 billion revolving credit facility that matured on the date on which the spin-off was consummated. It was replaced by a $750 million revolving credit facility that matures in June 2017. The credit facility has an annual fee of 0.15% of the facility size as of June 29, 2013. Pricing under this facility is based on the company's current credit rating. As of June 29, 2013, the company did not have any borrowings outstanding under the credit facility. This agreement supports commercial paper borrowings and other financial instruments. The company had $57 million of letters of credit under this facility outstanding as of June 29, 2013. The company's credit facility and debt agreements contain customary representations, warranties and events of default, as well as, affirmative, negative and financial covenants with which the company is in compliance. One financial covenant includes a requirement to maintain an interest coverage ratio of not less than 2.0 to 1.0. The interest coverage ratio is based on the ratio of EBIT to consolidated net interest expense with consolidated EBIT equal to net income plus interest expense, income tax expense, and extraordinary or non-recurring non-cash charges and gains. For the 12 months ended June 29, 2013, the company's interest coverage ratio was 9.0 to 1.0.
The financial covenants also include a requirement to maintain a leverage ratio of not more than 3.5 to 1.0. The leverage ratio is based on the ratio of consolidated total indebtedness to an adjusted consolidated EBITDA. For the 12 months ended June 29, 2013, the leverage ratio was 2.1 to 1.0.
Selected data on the company's short-term obligations follow:

In millions	2012	2011
Maximum month-end borrowings	$335	$503
Average borrowings during the year	97	242
Year-end borrowings	—	198
Weighted average interest rate during the year	0.34%	0.31%
Weighted average interest rate at year-end	—%	0.30%

There were no short-term borrowings during 2013.

Leases	12 Months Ended
Jun. 29, 2013
Leases
Leases
The company leases certain facilities, equipment and vehicles under agreements that are classified as either operating or capital leases. The building leases have original terms that range from 10 to 15 years, while the equipment and vehicle leases have terms of generally less than seven years.

In millions	June 29, 2013	June 30, 2012
Gross book value of capital lease assets included in property	$3	$4
Net book value of capital lease assets included in property	—	2

Future minimum payments, by year and in the aggregate, under capital leases are less than $1 million at June 29, 2013. Future minimum payments, by year end in the aggregate, under noncancelable operating leases having an original term greater than one year at June 29, 2013 were as follows:

In millions	Operating Leases
2014	$19
2015	15
2016	11
2017	10
2018	9
Thereafter	77
Total minimum lease payments	$141

In millions	2013	2012	2011
Depreciation of capital lease assets	$2	$1	$1
Rental expense under operating leases	23	22	27

Contingencies and Commitments	12 Months Ended
Jun. 29, 2013
Contingencies and Commitments
Contingencies and Commitments
Contingent Liabilities
The company is a party to various pending legal proceedings, claims and environmental actions by government agencies. The company records a provision with respect to a claim, suit, investigation or proceeding when it is probable that a liability has been incurred and the amount of the loss can reasonably be estimated. Any provisions are reviewed at least quarterly and are adjusted to reflect the impact and status of settlements, rulings, advice of counsel and other information pertinent to the particular matter.
Aris This is a consolidation of cases filed by individual complainants with the Republic of the Philippines, Department of Labor and Employment and the National Labor Relations Commission (NLRC) from 1998 through July 1999. The complaint alleges unfair labor practices due to the termination of manufacturing operations in the Philippines by Aris Philippines, Inc. (Aris), a former subsidiary of the company. The complaint names the company as a party defendant. In 2006, the arbitrator ruled against the company and awarded the plaintiffs approximately $80 million in damages and fees. This ruling was appealed by the company and subsequently set aside by the NLRC in December 2006. Both the complainants and the company have filed motions for reconsideration. The company continues to believe that the plaintiffs' claims are without merit; however, it is reasonably possible that this case will be ruled against the company and have a material adverse impact on the company's results of operations and cash flows. The company has initiated settlement discussions for this case and has established an accrual for the estimated settlement amount.
Multi-Employer Pension Plans The company participates in one multi-employer pension plan (MEPP) that provided retirement benefits to certain employees covered by collective bargaining agreements. Participating employers in a MEPP are jointly responsible for any plan underfunding. MEPP contributions are established by the applicable collective bargaining agreements; however, the MEPPs may impose increased contribution rates and surcharges based on the funded status of the plan and the provisions of the Pension Protection Act of 2006 (PPA). The PPA imposes minimum funding requirements on the plans. Plans that fail to meet certain funding standards as defined by the PPA are categorized as being either in a critical or endangered status. We have received notice that the plan to which we contribute has been designated in critical status. The trustees of critical status multi-employer plans must adopt a rehabilitation or funding improvement plan designed to improve the plan's funding within a prescribed period of time. Rehabilitation and funding improvement plans may include increased employer contributions, reductions in benefits or a combination of the two. Unless otherwise agreed upon, any requirement to increase employer contributions will not take effect until the current collective bargaining agreements expire. However, a five percent surcharge for the initial critical year (increasing to ten percent for the following and subsequent years) is imposed on contributions to plans in critical status and remains in effect until the bargaining parties agree on modifications consistent with the rehabilitation plan adopted by the trustees. In addition, the failure of a plan to meet funding improvement targets provided in its rehabilitation or funding improvement plan could result in the imposition of an excise tax on contributing employers.
Under current law regarding multi-employer pension plans, a withdrawal or partial withdrawal from any plan that was underfunded would render us liable for our proportionate share of that underfunding. This potential unfunded pension liability also applies ratably to other contributing employers. Information regarding underfunding is generally not provided by plan administrators and trustees on a current basis and when provided, is difficult to independently validate. Any public information available relative to multi-employer pension plans may be dated as well. In the event of a withdrawal or partial withdrawal was to occur with respect to the MEPP to which the company makes contributions, the impact to our consolidated financial statements could be material. Withdrawal liability triggers could include the company's decision to close a plant or the dissolution of a collective bargaining unit.
The company's regularly scheduled contributions to MEPPs related to continuing operations totaled approximately $1 million in 2013, $2 million in 2012 and $3 million in 2011.

Guarantees
The company is a party to a variety of agreements under which it may be obligated to indemnify a third party with respect to certain matters. Typically, these obligations arise as a result of contracts entered into by the company under which the company agrees to indemnify a third party against losses arising from a breach of representations and covenants related to matters such as title to assets sold, the collectibility of receivables, specified environmental matters, lease obligations assumed and certain tax matters. In each of these circumstances, payment by the company is conditioned on the other party making a claim pursuant to the procedures specified in the contract. These procedures allow the company to challenge the other party's claims. In addition, the company's obligations under these agreements may be limited in terms of time and/or amount, and in some cases the company may have recourse against third parties for certain payments made by the company. It is not possible to predict the maximum potential amount of future payments under certain of these agreements, due to the conditional nature of the company's obligations and the unique facts and circumstances involved in each particular agreement. Historically, payments made by the company under these agreements have not had a material effect on the company's business, financial condition or results of operations. The company believes that if it were to incur a loss in any of these matters, such loss would not have a material effect on the company's business, financial condition or results of operations.
The material guarantees for which the maximum potential amount of future payments can be determined, are as follows:
Contingent Lease Obligations The company is contingently liable for leases on property operated by others. At June 29, 2013, the maximum potential amount of future payments the company could be required to make, if all of the current operators default on the rental arrangements, is $18 million. The minimum annual rentals under these leases are $9 million in 2014, $8 million in 2015 and $1 million in 2016. The largest components of these amounts relate to a number of retail store leases operated by Coach, Inc. Coach, Inc. is contractually obligated to provide the company, on an annual basis, with a standby letter of credit approximately equal to the next year's rental obligations. The letter of credit in place at the close of 2013 was $7 million. This obligation to provide a letter of credit expires when the company's contingent lease obligation is substantially extinguished. The company has not recognized a liability for the contingent obligation on the Coach, Inc. leases.
Contingent Debt Obligations and Other The company has guaranteed the payment of certain third-party debt. The maximum potential amount of future payments that the company could be required to make, in the event that these third parties default on their debt obligations, is $16 million. At the present time, the company does not believe it is probable that any of these third parties will default on the amount subject to guarantee.
In 2010, the company recognized a $26 million charge for a foreign tax indemnification related to the company's direct selling business that was sold in 2006. In 2013, the remaining tax indemnification issues were finalized and, as a result, the company recognized $10 million of pre-tax income related to the reversal of a portion of the amount originally charged to income.

Financial Instruments	12 Months Ended
Jun. 29, 2013
Financial Instruments
Financial Instruments
Background Information
The company uses derivative financial instruments, including futures, options and swap contracts to manage its exposures to commodity prices and interest rate risks. The use of these derivative financial instruments modifies the exposure of these risks with the intent to reduce the risk or cost to the company. The company does not use derivatives for trading or speculative purposes and is not a party to leveraged derivatives. More information concerning accounting for financial instruments can be found in Note 2, Summary of Significant Accounting Policies in the company’s 2013 Annual Report.

Types of Derivative Instruments
Interest Rate and Cross Currency Swaps The company had utilized interest rate swap derivatives to manage interest rate risk, in order to maintain a targeted amount of both fixed-rate and floating-rate long-term debt and notes payable. Interest rate swap agreements that are effective at hedging the fair value of fixed-rate debt agreements are designated and accounted for as fair value hedges. The company has a fixed interest rate on virtually all of its long-term debt, and as of June 29, 2013 the company is not a party to any interest rate swap agreements.
Prior to the spin-off of its international coffee and tea business in June 2012, the company issued certain foreign-denominated debt instruments and utilized cross currency swaps to reduce the variability of functional currency cash flows related to foreign currency debt. Cross currency swap agreements that are effective at hedging the variability of foreign-denominated cash flows are designated and accounted for as cash flow hedges. In the fourth quarter of 2012, the company entered into an offsetting cross currency swap to neutralize €229 million due under the company’s one remaining cross currency swap that matured in June 2013. The net cash paid on both derivative instruments was approximately $40 million.
Commodity Futures and Options Contracts The company uses commodity futures and options to hedge a portion of its commodity price risk. The principal commodities hedged by the company include pork, beef, natural gas, diesel fuel, corn, wheat and other ingredients. The company does not use significant levels of commodity financial instruments to hedge commodity prices and primarily relies upon fixed rate supplier contracts to determine commodity pricing. In circumstances where commodity-derivative instruments are used, there is a high correlation between the commodity costs and the derivative instruments. For those instruments where the commodity instrument and underlying hedged item correlate between 80% -125%%, the company accounts for those contracts as cash flow hedges. However, the majority of commodity derivative instruments are accounted for as mark-to-market hedges. The company only enters into futures and options contracts that are traded on established, well-recognized exchanges that offer high liquidity, transparent pricing, daily cash settlement and collateralization through margin requirements.
Non-Derivative Instruments
Prior to the spin-off of its international coffee and tea business, the company used non-derivative instruments such as non-U.S. dollar financing transactions or non-U.S. dollar assets or liabilities, including intercompany loans, to hedge the exposure of changes in underlying foreign currency denominated subsidiary net assets, and they were declared as Net Investment Hedges.
The notional values of the various derivative instruments used by the company are summarized in the following table:

In millions	June 29, 2013	June 30, 2012	Hedge Coverage (Number of Months)
Swap Contracts
Rec. fixed/pay fixed - cross currency swaps notional[1]	$—	$(40)	—
Commodity contracts
Commodity future contracts[2]
Grains and oilseeds	$34	$56	5
Energy	29	27	11
Other commodities	20	25	6
1 The notional value is calculated using the exchange rates as the reporting date.
2 Commodity futures contracts are determined by the notional cost of the contract.

Cash Flow Presentation
The cash receipts and payments from a derivative instrument are classified according to the nature of the instrument, when realized, generally in investing activities unless otherwise disclosed. However, cash flows from a derivative instrument that are accounted for as a fair value hedge or cash flow hedge are classified in the same category as the cash flows from the items being hedged provided the derivative does not include a financing element at inception. If a derivative instrument includes a financing element at inception, all cash inflows and outflows of the derivative instrument are considered cash flows from financing activities. If, for any reason, hedge accounting is discontinued, any remaining cash flows after that date shall be classified consistent with mark-to-market instruments.

Contingent Features/ Concentration of Credit Risk
All of the company’s derivative instruments are governed by International Swaps and Derivatives Association (i.e., ISDA) master agreements, requiring the company to maintain an investment grade credit rating from both Moody’s and Standard & Poor’s credit rating agencies. If the company’s credit rating were to fall below investment grade, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on the derivative instruments in net liability positions. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position was nil on June 29, 2013 and $40 million on June 30, 2012, for which the company posted no collateral.
A large number of major international financial institutions are counterparties to the company’s financial instruments. The company enters into financial instrument agreements only with counterparties meeting very stringent credit standards (a credit rating of A-/A3 or better), limiting the amount of agreements or contracts it enters into with any one party and, where legally available, executing master netting agreements. The company regularly monitors these positions. While the company may be exposed to credit losses in the event of nonperformance by individual counterparties of the entire group of counterparties, the company has not recognized any losses with these counterparties in the past and does not anticipate material losses in the future.
Trade accounts receivable due from customers that the company identified as having low or no credit ratings were $60 million at June 29, 2013 and $52 million at June 30, 2012.

Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., exit price) in an orderly transaction between market participants at the measurement date. Assets and liabilities measured at fair value must be categorized into one of three different levels depending on the assumptions (i.e., inputs) used in the valuation. Level 1 provides the most reliable measure of fair value while level 3 generally requires significant management judgment. Assets and liabilities are classified in their entirety based on the lowest level of input significant to the fair value measurement.
The carrying amounts of cash and equivalents, trade accounts receivables, accounts payable, derivative instruments and notes payable approximate fair values due to their short-term nature and are considered Level 1 based on the valuation inputs. The carrying value of derivative instruments approximate fair value but may be considered Level 1 or Level 2 based on the valuation inputs used (see balance sheet classification and fair value determination in the table presented later in this disclosure.) The fair value of the company’s long-term debt (considered Level 2 based on the valuation inputs used), including the current portion, is estimated using discounted cash flows based on the company’s current incremental borrowing rates for similar types of borrowing arrangements.

	June 29, 2013		June 30, 2012
In millions	Fair Value	Carrying Amount	Fair Value	Carrying Amount
Long-term debt, including current portion	$981	$951	$1,004	$945

Information on the location and amounts of derivative fair values in the Consolidated Balance Sheet at June 29, 2013 and June 30, 2012 is as follows:

	Assets		Liabilities
	Other Current Assets		Accrued Liabilities - Other
In millions	June 29, 2013	June 30, 2012	June 29, 2013	June 30, 2012
Derivatives Designated as Hedging Instruments:
Foreign exchange contracts(1)	$—	$—	$—	$40
Derivatives Not Designated as Hedging Instruments:
Foreign exchange contracts(1)	—	1	—	—
Total derivatives	$—	$1	$—	$40

1 Categorized as level 2: Fair value of level 2 assets and liabilities as of June 30, 2012 are $1 million and $40 million, respectively.

Information related to our cash flow hedges, net investment hedges, fair value hedges and other derivatives not designated as hedging instruments for the periods ended June 29, 2013, and June 30, 2012, follows:

		Interest Rate Contracts		Foreign Exchange Contracts		Commodity Contracts		Total
In millions	Year ended	June 29, 2013	June 30, 2012	June 29, 2013	June 30, 2012	June 29, 2013	June 30, 2012	June 29, 2013	June 30, 2012
Cash Flow Derivatives
Amount of gain (loss) recognized in other comprehensive income (OCI)[1]		$—	$(8)	$—	$—	$6	$13	$6	$5
Amount of gain (loss) reclassified from AOCI into earnings1, [2]		—	(3)	—	2	18	2	18	1
Amount of ineffectiveness recognized in earnings3, [4]		—	—	—	(2)	(1)	2	(1)	—
Amount of gain (loss) expected to be reclassified into earnings during the next twelve months		—	—	—	—	(2)	10	(2)	10
Net Investment Derivatives
Amount of gain (loss) recognized in OCI[1]		—	—	—	604	—	—	—	604
Amount of gain (loss) recognized from OCI into earnings[6]		—	—	—	(446)	—	—	—	(446)
Amount of gain (loss) recognized from OCI into spin-off dividend[7]		—	—	—	324	—	—	—	324
Fair Value Derivatives
Amount of derivative gain (loss) recognized in earnings[5]		—	1	—	—	—	—	—	1
Amount of hedged item gain (loss) recognized in earnings[5]		—	4	—	—	—	—	—	4
Derivatives Not Designated as Hedging Instruments
Amount of gain (loss) recognized in Cost of Sales		—	—	—	—	(2)	(2)	(2)	(2)
Amount of gain (loss) recognized in SG&A		—	—	—	(15)	2	—	2	(15)
1 Effective Portion
2 Gain (loss) reclassified from AOCI into earnings is reported in interest or debt extinguishment , for interest rate swaps, in selling, general, and administrative (SG&A) expenses for foreign exchange contracts and in cost of sales for commodity contracts.
3 Gain (loss) recognized in earnings is related to the ineffective portion and amounts excluded from the assessment of hedge effectiveness.
4 Gain (loss) recognized in earnings is reported in interest expense for foreign exchange contract and SG&A expenses for commodity contracts.
5 The amount of gain (loss) recognized in earnings on the derivative contracts and the related hedged item is reported in interest or debt extinguishment, for the interest rate contracts and SG&A for the foreign exchange contracts.
6 The gain (loss) recognized from OCI into earnings is reported in gain on sale of discontinued operations.
7 The gain/(loss) recognized from OCI into the spin-off dividend is reported in Retained Earnings as a result of the spin-off

Defined Benefit Pension Plans	12 Months Ended
Jun. 29, 2013
Defined Benefit Pension Plans
Defined Benefit Pension Plans
The company sponsors two U.S. and one Canadian pension plans to provide retirement benefits to certain employees. The benefits provided under these plans are based primarily on years of service and compensation levels.

Measurement Dates and Assumptions
A fiscal year end measurement date is utilized to value plan assets and obligations for all of the company's defined benefit pension plans.
The weighted average actuarial assumptions used in measuring the net periodic benefit cost and plan obligations of continuing operations were as follows:

	2013	2012	2011
Net periodic benefit cost
Discount rate	4.2%	5.5%	5.4%
Long-term rate of return on plan assets	6.2%	6.5%	7.3%
Plan obligations
Discount rate	4.8%	4.2%	5.5%

The discount rate is determined by utilizing a yield curve based on high-quality fixed-income investments that have a AA bond rating to discount the expected future benefit payments to plan participants. Compensation increase assumptions are based upon historical experience and anticipated future management actions. Compensation changes for participants in the U.S. plans no longer have an impact on the benefit cost or plan obligations as the participants in the U.S. salaried plan will no longer accrue additional benefits. In determining the long-term rate of return on plan assets, the company assumes that the historical long-term compound growth rates of equity and fixed-income securities and other plan investments will predict the future returns of similar investments in the plan portfolio. Investment management and other fees paid out of plan assets are factored into the determination of asset return assumptions.

Net Periodic Benefit Cost and Funded Status
The components of the net periodic benefit cost for continuing operations were as follows:

In millions	2013	2012	2011
Components of defined benefit net periodic benefit cost
Service cost	$11	$9	$7
Interest cost	70	73	73
Expected return on assets	(92)	(86)	(81)
Amortization of :
Prior service cost	1	1	1
Net actuarial loss	4	3	13
Settlement loss	6	1	—
Net periodic benefit cost	$—	$1	$13

In 2013, the company recognized $1 million of settlement losses associated with settlement of two of the company's defined benefit pension plans in Canada. The losses resulted from recognition of the unamortized actuarial losses associated with these two plans. The company also recognized a $4 million loss related to the payout of the surplus assets associated with these plans, which were in an overfunded position. The remaining $1 million of settlement losses were associated with plan settlements resulting from the payment of lump-sum benefits to plan participants.
In 2012, the company recognized $1 million of settlement losses associated with plan settlements resulting from the payment of lump-sum benefits to plan participants. In 2012, the disposition of the North American fresh bakery business resulted in the recognition of a $36 million net settlement loss as a result of the assumption of the related plan liabilities by the buyer. The settlement loss was recognized as part of the gain on disposition of this business.
In 2011, the company recognized a curtailment loss of $5 million associated with the fresh bakery businesses as a result of the expected decline in expected years of future service associated with the planned disposition of this business. The amounts recognized in 2011 were reported as part of the results of discontinued operations.
The net periodic benefit cost of the defined benefit pension plans in 2013 was virtually unchanged from 2012 as an increase settlement losses and amortization expense was offset by an increase in asset returns and lower interest expense.
The net periodic benefit cost of the defined benefit pension plans in 2012 was $12 million lower than in 2011. The decrease was primarily due to a reduction in the amortization of net actuarial losses due to actuarial gains recognized during 2011, which reduced the amount of actuarial losses to be amortized as of the end of 2011.
  The amount of prior service cost and net actuarial loss that is expected to be amortized from accumulated other comprehensive income and reported as a component of net periodic benefit cost in continuing operations during 2014 is $1 million and $4 million, respectively.
The funded status of defined benefit pension plans at the respective year-ends was as follows:

In millions	2013	2012
Projected benefit obligation
Beginning of year	$1,680	$1,377
Service cost	11	9
Interest cost	70	73
Plan amendments/other	1	1
Benefits paid	(81)	(73)
Actuarial (gain) loss	(123)	294
Settlements	4	—
Foreign exchange	—	(1)
End of year	$1,562	$1,680
Fair value of plan assets
Beginning of year	$1,515	$1,259
Actual return on plan assets	(3)	321
Employer contributions	8	9
Benefits paid	(81)	(73)
Foreign exchange	—	(1)
End of year	1,439	1,515
Funded status	$(123)	$(165)
Amounts recognized on the consolidated balance sheets
Noncurrent asset	$1	$5
Accrued liabilities	(5)	(4)
Pension obligation	(119)	(166)
Net asset (liability) recognized	$(123)	$(165)
Amounts recognized in accumulated other comprehensive income
Unamortized prior service cost	$7	$7
Unamortized actuarial loss, net	228	263
Total	$235	$270

The underfunded status of the plans decreased from $165 million in 2012 to $123 million in 2013, due to a $118 million decrease in plan obligations resulting from $123 million of actuarial gains driven by an increase in the discount rate which was only partially offset by a $76 million decrease in plan assets. The decrease in plan assets was the result of a decline in investment performance during the year.
The accumulated benefit obligation is the present value of pension benefits (whether vested or unvested) attributed to employee service rendered before the measurement date and based on employee service and compensation prior to that date. The accumulated benefit obligation differs from the projected benefit obligation in that it includes no assumption about future compensation levels. The accumulated benefit obligations of the company's pension plans as of the measurement dates in 2013 and 2012 were $1.562 billion and $1.680 billion, respectively.
The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were:

In millions	2013	2012
Projected benefit obligation	$1,555	$1,351
Accumulated benefit obligation	1,555	1,350
Fair value of plan assets	1,431	1,180

Plan Assets, Expected Benefit Payments and Funding
The fair value of pension plan assets as of June 29, 2013 was determined as follows:

In millions	Total Fair Value	Quoted Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)
Equity securities
U.S. securities - pooled funds	$85	$85	$—
Non-U.S. securities - pooled funds	102	102	—
Total equity securities	187	187	—
Fixed income securities
Government bonds	256	256	—
Corporate bonds	503	503	—
U.S. pooled funds	122	122	—
Non-U.S. pooled funds	5	5	—
Bond Fund	324	324	—
Total fixed income securities	1,210	1,210	—
Real estate	23	23	—
Cash and equivalents	6	6	—
Derivatives	—	—	—
Other	13	13	—
Total fair value of assets	$1,439	$1,439	$—

The fair value of pension plan assets as of June 30, 2012 was determined as follows:

In millions	Total Fair Value	Quoted Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)
Equity securities
Non-U.S. securities - pooled funds	$38	$38	$—
Fixed income securities
Government bonds	247	247	—
Corporate bonds	593	593	—
U.S. pooled funds	168	168	—
Non-U.S. pooled funds	6	6	—
Bond fund	341	341	—
Total fixed income securities	1,355	1,355	—
Real estate	21	21	—
Cash and equivalents	14	14	—
Derivatives	83	74	9
Other	4	4	—
Total fair value of assets	$1,515	$1,506	$9

Level 1 assets were valued using market prices based on daily net asset value (NAV) or prices available through a public stock exchange. Level 2 assets were valued primarily using market prices, derived from either an active market quoted price, which may require adjustments to account for the attributes of the asset, or an inactive market transaction. The company did not have any level 3 assets, which would include assets for which values are determined by non-observable inputs. See Note 15 - Financial Instruments for additional information as to the fair value hierarchy.
The percentage allocation of pension plan assets based on a fair value basis as of the respective year-end measurement dates is as follows:

	2013	2012
Asset category
Equity securities	13%	6%
Debt securities	84	91
Real estate	2	1
Cash and other	1	2
Total	100%	100%

The overall investment objective is to manage the plan assets so that they are sufficient to meet the plan's future obligations while maintaining adequate liquidity to meet current benefit payments and operating expenses. The actual amount for which these obligations will be settled depends on future events and actuarial assumptions. These assumptions include the life expectancy of the plan participants. The resulting estimated future obligations are discounted using an interest rate curve that represents a return that would be required from high quality corporate bonds. The company has adopted a liability driven investment (LDI) strategy which consists of investing in a portfolio of assets whose performance is driven by the performance of the associated pension liability. This means that plan assets managed under an LDI strategy may underperform general market returns, but should provide for lower volatility of funded status as its return is designed to match the pension liability movement. Over time, as pension obligations become better funded, the company will further de-risk its investments and increase the allocation to fixed income.
As noted in the above table, on an aggregate fair value basis, the plan is currently at 84% fixed income securities and 13% equity securities. Fixed income securities can include, but are not limited to, direct bond investments, pooled or indirect bond investments and cash. Other investments can include, but are not limited to, international and domestic equities, real estate, commodities and private equity. Derivative instruments may also be used in concert with either fixed income or equity investments to achieve desired exposure or to hedge certain risks. Derivative instruments can include, but are not limited to, futures, options, swaps or swaptions. The assets are managed by professional investment firms and performance is evaluated against specific benchmarks. The responsibility for the investment strategies typically lies with an investment committee, which is composed of representatives appointed by the company.
Pension assets at the 2013 and 2012 measurement dates do not include any direct investment in the company's debt or equity securities. Substantially all pension benefit payments are made from assets of the pension plans. It is anticipated that the future benefit payments will be as follows: $71 million in 2014, $73 million in 2015, $76 million in 2016, $79 million in 2017, $82 million in 2018 and $454 million from 2019 to 2023. The company expects to contribute approximately $5 million to its pension plans in 2014.

Defined Contribution Plans
The company sponsors defined contribution plans, which cover certain salaried and hourly employees. The company's cost is determined by the amount of contributions it makes to these plans. The amounts charged to expense for contributions made to these defined contribution plans related to continuing operations totaled $25 million in 2013, $21 million in 2012 and $27 million in 2011.

Multi-Employer Plans
The company participates in a multi-employer plan that provides defined benefits to certain employees covered by collective bargaining agreements. Such plans are usually administered by a board of trustees composed of the management of the participating companies and labor representatives.
 The company previously contributed to several multiemployer defined benefit pension plans under the terms of collective-bargaining agreements that covered various union-represented employees but currently only contributes to one of these plans. The risks of participating in these multiemployer plans are different from single-employer plans. Assets contributed to the multiemployer plan by one employer may be used to provide benefits to employees of other participating employers. If a participating employer stops contributing to the plan, the unfunded obligation of the plan may be borne by the remaining participating employers. If we stop participating in a plan, we may be required to pay that plan an amount based on the underfunded status of the plan, referred to as a withdrawal liability. None of the contributions to the pension funds for continuing operations was in excess of 5% or more of the total plan contributions for plan years 2013, 2012 and 2011. There are no contractually required minimum contributions to the plans as of June 29, 2013.
The net pension cost of these plans is equal to the annual contribution determined in accordance with the provisions of negotiated labor contracts. The contributions for plans related to continuing operations were $1 million in 2013, $2 million in 2012 and $3 million in 2011. Assets contributed to such plans are not segregated or otherwise restricted to provide benefits only to the employees of the company. The future cost of these plans is dependent on a number of factors including the funded status of the plans and the ability of the other participating companies to meet ongoing funding obligations.
The company's participation in these multiemployer plans for fiscal 2013 is outlined below. The EIN/Pension Plan Number column provides the Employer Identification Number (EIN) and the three digit plan number, if applicable. Unless otherwise noted, the most recent PPA zone status available in 2013 and 2012 is for the plan's year beginning January 1, 2013 and 2012, respectively. The zone status is based on information that the company has received from the plan and is certified by plans' actuaries. Among other factors, plans in the red zone are generally less than 65 percent funded. The FIP/RP Status Pending/Implemented column indicates plans for which a financial improvement plan (FIP) or rehabilitation plan (RP) is either pending or has been implemented. The last column lists the expiration date(s) of the collective-bargaining agreements to which the plans are subject. There have been no significant changes that affect the comparability of contributions from year to year.
In addition to regular contributions, the company could be obligated to pay additional contributions (known as complete or partial withdrawal liabilities) if a MEPP has unfunded vested benefits.

		PPA Zone Status		FIP/RP Status	Contributions (in millions)
	EIN/Pension Plan Number	2013	2012	Pending/ Implemented	2013	2012	2011	2013 Surcharge Imposed	Expiration Date of Collective Bargaining Agreement
Pension Fund Plan Name
Bakery and Confectionary Union & Industry Intl Pension Fund	52-6118572/001	Red	Red	Nov 2012	$1	$2	$2	10%	Oct 2014
All other plans					—	—	1	N/A	N/A

Postretirement Health-Care and Life-Insurance Plans	12 Months Ended
Jun. 29, 2013
Pension And Other Postretirement Benefits Disclosure [Line Items]
Pension and Other Postretirement Benefits Disclosure [Text Block]
Postretirement Health-care and Life-insurance Plans
The company provides health-care and life-insurance benefits to certain retired employees and their covered dependents and beneficiaries. Generally, employees who have attained age 55 and have rendered 10 or more years of service are eligible for these postretirement benefits. Certain retirees are required to contribute to plans in order to maintain coverage.

Measurement Date and Assumptions
A fiscal year end measurement date is utilized to value plan assets and obligations for the company's postretirement health-care and life-insurance plans pursuant to the accounting rules.

The weighted average actuarial assumptions used in measuring the net periodic benefit cost and plan obligations for the three years ending June 29, 2013 were:

	2013	2012	2011
Net periodic benefit cost
Discount rate	3.9%	5.3%	5.1%
Plan obligations
Discount rate	4.4	3.8	5.3
Health-care cost trend assumed for the next year	7.5	7.5	8.0
Rate to which the cost trend is assumed to decline	5.0	5.0	5.0
Year that rate reaches the ultimate trend rate	2018	2017	2017

The discount rate is determined by utilizing a yield curve based on high-quality fixed-income investments that have a AA bond rating to discount the expected future benefit payments to plan participants. Assumed health-care trend rates are based on historical experience and management's expectations of future cost increases. A one-percentage-point change in assumed health-care cost trend rates would have the following effects:

In millions	One Percentage Point Increase	One Percentage Point Decrease
Effect on total service and interest components	$1	$(1)
Effect on postretirement benefit obligation	9	(8)

Net Periodic Benefit Cost and Funded Status
The components of the net periodic benefit income associated with continuing operations were as follows:

In millions	2013	2012	2011
Components of defined benefit net periodic cost (income)
Service cost	$2	$2	$2
Interest cost	4	3	5
Net amortization and deferral	(9)	(8)	(9)
Net periodic benefit income	$(3)	$(3)	$(2)

The amount of the prior service credits and net actuarial loss that is expected to be amortized from accumulated other comprehensive income and reported as a component of net periodic benefit cost during 2014 is $8 million of income and $1 million of expense, respectively.
The funded status of postretirement health-care and life-insurance plans related to continuing operations at the respective year-ends were:

In millions	2013	2012
Accumulated postretirement benefit obligation
Beginning of year	$101	$84
Service cost	3	2
Interest cost	4	3
Net benefits paid	(5)	(8)
Plan participant contributions	1	2
Actuarial (gain) loss	(14)	18
End of year	90	101
Fair value of plan assets	1	1
Funded status	$(89)	$(100)
Amounts recognized on the consolidated balance sheets
Accrued liabilities	$(6)	$(6)
Other liabilities	(83)	(94)
Total liability recognized	$(89)	$(100)
Amounts recognized in accumulated other comprehensive loss
Unamortized prior service credit	$(20)	$(29)
Unamortized net actuarial loss	10	25
Unamortized net initial asset	—	(1)
Total	$(10)	$(5)

Expected Benefit Payments and Funding
Substantially all postretirement health-care and life-insurance benefit payments are made by the company. Using expected future service, it is anticipated that the future benefit payments that will be funded by the company will be as follows: $7 million in 2014, $6 million for 2015 through 2017, $7 million in 2018 and $36 million from 2019 to 2023.
The Medicare Part D subsidy received by the company was $1 million in 2013 and 2012. The subsidy received in 2011 was less than $1 million.

Income Taxes	12 Months Ended
Jun. 29, 2013
Income Taxes
Income Taxes
The provisions for income taxes on continuing operations computed by applying the U.S. statutory rate to income from continuing operations before taxes as reconciled to the actual provisions were:

	2013	2012	2011
Income (loss) from continuing operations before income taxes
United States	99.7%	(97.9)%	99.5%
Foreign	0.3%	(2.1)%	0.5%
Total	100.0%	(100.0)%	100.0%
Tax expense (benefit) at U.S. statutory rate	35.0%	(35.0)%	35.0%
State income taxes	2.1%	0.4%	2.6%
Finalization of tax reviews and audits and changes in estimate on tax contingencies	(2.1)	(2.3)	4.0
Domestic production deduction	(1.6)	—	(3.8)
Employee benefit deductions	(1.5)	(8.5)	(4.6)
Non-taxable indemnification agreements	(1.7)	(22)	—
Non-deductible professional fees	0.2	28.9	3.5
Tax provision adjustments	(1.6)	(6.5)	(4.8)
Other, net	(0.7)	0.8	(0.1)
Taxes at effective worldwide tax rates	28.1%	(44.2)%	31.8%

The tax expense related to continuing operations increased $87 million in 2013 due primarily to an increase in pretax income from continuing operations of $291 million offset by $15 million of year-over-year increases in tax benefits for the items noted in the table above. The increase in tax benefits relate primarily to the release of certain contingent tax obligations after statutes in multiple jurisdictions lapsed and certain tax regulatory examinations and reviews were resolved, an increase in deductions associated with domestic production activities, and a decrease in the amount of non-deductible professional fees offset by a decrease in non-taxable indemnification income.

The tax expense related to continuing operations decreased $42 million in 2012 due primarily to a decline in pretax income from continuing operations of $120 million.
The tax expense related to continuing operations increased $92 million in 2011. The increase in tax expense in 2011 was due primarily to the year-over-year impact of a net tax benefit reported in 2010 that included a $90 million tax benefit for the release of certain contingent tax obligations after statutes in multiple jurisdictions lapsed and certain tax regulatory examinations and reviews were resolved.
The company intends to continue to reinvest all of its earnings outside of the U.S. and, therefore, has not recognized U.S. tax expense on these earnings. U.S. federal income tax and withholding tax on these foreign unremitted earnings would be immaterial.

Current and deferred tax provisions (benefits) were:

In millions		2013		2012		2011
	Current	Deferred	Current	Deferred	Current	Deferred
U.S.	$27	$38	$(17)	$2	$(6)	$29
Foreign	—	—	—	—	1	—
State	3	4	3	(3)	5	(2)
	$30	$42	$(14)	$(1)	$—	$27

Cash payments for income taxes from continuing operations were $12 million in 2013, $26 million in 2012 and $36 million in 2011.
Hillshire Brands and eligible subsidiaries file a consolidated U.S. federal income tax return. The company uses the asset-and-liability method to provide income taxes on all transactions recorded in the consolidated financial statements. This method requires that income taxes reflect the expected future tax consequences of temporary differences between the carrying amounts of assets or liabilities for book and tax purposes. Accordingly, a deferred tax liability or asset for each temporary difference is determined based upon the tax rates that the company expects to be in effect when the underlying items of income and expense are realized. The company's expense for income taxes includes the current and deferred portions of that expense. A valuation allowance is established to reduce deferred tax assets to the amount the company expects to realize.
The deferred tax liabilities (assets) at the respective year-ends were as follows:

In millions	2013	2012
Deferred tax (assets)
Pension liability	$(52)	$(73)
Employee benefits	(90)	(113)
Nondeductible reserves	(54)	(63)
Net operating loss and other tax carryforwards	(51)	(49)
Other	(28)	(16)
Gross deferred tax (assets)	(275)	(314)
Less valuation allowances	58	60
Net deferred tax (assets)	(217)	(254)
Deferred tax liabilities
Property, plant and equipment	93	69
Intangibles	33	35
Deferred tax liabilities	126	104
Total net deferred tax liabilities	$(91)	$(150)

There are state net operating losses of $51 million that begin to expire in 2014 through 2032.
Valuation allowances have been established on net operating losses and other deferred tax assets in certain U.S. state jurisdictions as a result of the company's determination that there is less than a 50% likelihood that these assets will be realized.
The company records tax reserves for uncertain tax positions taken, or expected to be taken, on a tax return. For those tax benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by the tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50% likely of being realized upon audit settlement.
Due to the inherent complexities arising from the nature of the company's businesses, and from conducting business and being taxed in a substantial number of jurisdictions, significant judgments and estimates are required to be made. Agreement of tax liabilities between Hillshire Brands and the many tax jurisdictions in which the company files tax returns may not be finalized for several years. Thus, the company's final tax-related assets and liabilities may ultimately be different from those currently reported.
Our total unrecognized tax benefits that, if recognized, would affect our effective tax rate were $65 million as of June 29, 2013. This amount differs from the balance of unrecognized tax benefits as of June 30, 2012 primarily due to uncertain tax positions that created deferred tax assets in jurisdictions which have not been realized due to a lack of profitability in the respective jurisdictions. At this time, the company estimates that it is reasonably possible that the liability for unrecognized tax benefits will decrease by approximately $5 to $30 million in the next 12 months from a variety of uncertain tax positions as a result of the completion of various worldwide tax audits currently in process and the expiration of the statute of limitations in several jurisdictions.
The company recognizes interest and penalties related to unrecognized tax benefits in tax expense. During the years ended June 29, 2013, June 30, 2012 and July 2, 2011, the company recognized a benefit of $1 million, benefit of $3 million and an expense of $2 million, respectively, of interest and penalties in continuing operations tax expense. The tax benefits in 2012 and 2013 were the result of the finalization of tax reviews and audits and changes in estimates of tax contingencies. As of June 29, 2013, June 30, 2012 and July 2, 2011, the company had accrued interest and penalties of approximately $8 million, $10 million and $21 million, respectively.
The company's tax returns are routinely audited by federal, state and foreign tax authorities and these audits are at various stages of completion at any given time. The Internal Revenue Service (IRS) has completed examinations of the company's U.S. income tax returns through June 28, 2008. With few exceptions, the company is no longer subject to state and local income tax examinations by tax authorities for years before July 2, 2005.
The following table presents a reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended June 29, 2013, June 30, 2012 and July 2, 2011:

In millions	Year ended	June 29, 2013	June 30, 2012	July 2, 2011
Unrecognized tax benefits
Beginning of year balance		$74	$83	$88
Increases based on current period tax positions		—	5	8
Increases based on prior period tax positions		—	24	—
Decreases based on prior period tax positions		—	(4)	(5)
Decreases related to settlements with tax authorities		—	(33)	(4)
Decreases related to a lapse of applicable statute of limitation		(7)	(1)	(4)
End of year balance		$67	$74	$83

Business Segment Information	12 Months Ended
Jun. 29, 2013
Business Segment Information
Business Segment Information
The following are the company's two business segments and the types of products and services from which each reportable segment derives its revenues.
•  Retail sells a variety of packaged meat and frozen bakery products to retail customers in North America. It also includes gourmet artisanal sausage and salami products.
•  Foodservice/Other sells a variety of meats and bakery products to foodservice customers in North America such as broad-line foodservice distributors, restaurants, hospitals and other large institutions and includes commodity meat products.

The company's management uses operating segment income in order to evaluate segment performance and allocate resources, which is defined as operating income before general corporate expenses; mark-to-market derivative gains/(losses); and amortization of trademarks and customer relationship intangibles. Beginning in 2013, the reported operating results for the business segments also excludes significant items and the impact of businesses that have been exited or disposed. The business segment results reflect the above changes for all periods presented. Significant items represent various income and/or expense items related to restructuring actions and other gains and losses that are not considered to be part of the core business results. The company believes that these results are more indicative of the company's core operating results and improve the comparability of the underlying results from period to period. Interest and other debt expense, as well as income tax expense, are centrally managed, and accordingly, such items are not presented by segment since they are not included in the measure of segment profitability reviewed by management. The accounting policies of the segments are the same as those described in Note 2 - Summary of Significant Accounting Policies.

In millions	2013	2012	2011
Sales
Retail	$2,894	$2,884	$2,760
Foodservice/Other	1,026	1,025	1,001
	3,920	3,909	3,761
Impact of businesses exited/disposed	—	55	135
Intersegment	—	(6)	(12)
Total	$3,920	$3,958	$3,884
In millions	2013	2012	2011
Income (loss) from Continuing Operations before Income Taxes
Retail	$329	$313	$314
Foodservice/Other	75	79	102
Total operating segment income	404	392	416
General corporate expenses	(93)	(272)	(159)
Mark-to-market derivative gain/(loss)	(1)	(1)	2
Amortization of intangibles	(4)	(4)	(4)
Significant items - business segments	(15)	(47)	(31)
Impact of businesses exited/disposed	6	8	3
Total operating income	297	76	227
Net interest expense	(41)	(72)	(87)
Debt extinguishment costs	—	(39)	(55)
Income (loss) from continuing operations before income taxes	$256	$(35)	$85

Net sales for a business segment may include sales between segments. Such sales are at transfer prices that are equivalent to market value.
Revenues from Wal-Mart Stores Inc. represent approximately $1.0 billion of the company's consolidated revenues for continuing operations in 2013, 2012 and 2011. Each of the company's business segments sells to this customer.

In millions	2013	2012	2011
Assets
Retail	$1,273	$1,279	$1,282
Foodservice/Other	542	530	530
	1,815	1,809	1,812
Australian Bakery	—	58	66
Net assets held for sale/disposition	—	5	7,143
Other[1]	619	578	461
Total assets	$2,434	$2,450	$9,482
Depreciation
Retail	$90	$101	$79
Foodservice/Other	28	30	26
	118	131	105
Discontinued operations	2	104	186
Other	28	31	11
Total depreciation	$148	$266	$302
Additions to Long-Lived Assets
Retail	$95	$128	$207
Foodservice/Other	28	38	28
	123	166	235
Other	16	7	2
Total additions to long-lived assets	$139	$173	$237
1 Principally cash and cash equivalents, certain corporate fixed assets, deferred tax assets and certain other non-current assets.

Net sales by product type within each business segment are as follows:

In millions	2013	2012	2011
Sales
Retail
Meat	$2,103	$2,117	$1,984
Meat-centric	685	647	639
Bakery	104	118	135
Commodities/Other	2	2	2
Total Retail	2,894	2,884	2,760
Foodservice/Other
Meat	507	520	501
Meat-centric	88	86	81
Bakery	343	344	358
Commodities/Other	88	75	61
Total Foodservice/Other	1,026	1,025	1,001
Total business segment sales	3,920	3,909	3,761
Impact of businesses exited/disposed	—	55	135
Intersegment elimination	—	(6)	(12)
Total net sales	$3,920	$3,958	$3,884

Meat category includes lunchmeat, hot dogs, breakfast sausage, smoked sausage and other meat products. Meat-centric category includes breakfast sandwiches, breakfast convenience, corn dogs and other ready to eat meal items. Bakery category includes cakes, pies, cheesecakes and other bakery products. Commodities/Other category includes commodity turkey and pork.
Hillshire Brands operations are principally in the United States. With respect to operations outside of the United States, no single foreign country or geographic region was significant. Foreign net sales were $17 million, $18 million and $19 million in 2013, 2012, and 2011, respectively, all of which was in Canada. The long-lived assets located outside of the United States are not significant.

Quarterly Financial Data (Unaudited)	12 Months Ended
Jun. 29, 2013
Quarterly Financial Data (Unaudited)
Quarterly Financial data (Unaudited)
The company's quarterly results for 2013 and 2012 are as follows:

In millions	Quarter	First	Second	Third	Fourth
2013
Continuing operations
Net sales		$974	$1,060	$924	$962
Gross profit		294	332	272	264
Income (loss)		49	58	42	35
Income (loss) per common share
Basic		0.40	0.47	0.34	0.29
Diluted		0.40	0.47	0.34	0.28
Net income (loss)		53	65	93	41
Net income (loss) per common share
Basic		0.43	0.53	0.76	0.33
Diluted		0.43	0.53	0.75	0.33
Cash dividends declared		0.125	0.125	0.125	0.125
Market price
High		30.43	28.74	35.19	37.28
Low		24.31	24.96	27.30	31.75
Close		26.78	27.49	35.15	33.08

In millions	Quarter	First	Second	Third	Fourth
2012
Continuing operations
Net sales		$987	$1,053	$935	$983
Gross profit		273	298	260	270
Income (loss)		5	10	27	(62)
Income (loss) per common share
Basic		0.04	0.09	0.23	(0.52)
Diluted		0.04	0.09	0.23	(0.52)
Net income (loss)		(218)	470	(3)	599
Net income (loss) per common share
Basic		(1.86)	3.96	(0.02)	5.02
Diluted		(1.85)	3.94	(0.02)	5.02
Cash dividends declared		—	0.58	0.58	—
Market price[1]
High		30.39	29.69	33.95	34.43
Low		24.54	24.12	28.67	27.56
Close		25.19	29.15	33.17	28.99

1 The historical market prices for fiscal 2012 have been adjusted to reflect the impact of the spin-off of the international coffee and tea business and a 1-for-5 reverse stock split on June 28, 2012. A portion of the original market price was allocated to Hillshire Brands (approximately 30%) and a portion to the international coffee and tea business (approximately 70%) based on the same percentages to be used to allocate the cost of a share of common stock for tax basis purposes. After the market price attributable to Hillshire Brands was determined, it was adjusted to reflect the 1-for-5 reverse stock split.

The quarterly financial data shown above includes the impact of significant items. Significant items may include, but are not limited to: charges for exit activities; restructuring costs; spin-off costs; impairment charges; pension partial withdrawal liability charges; benefit plan curtailment gains and losses; tax charges on deemed repatriated earnings; tax costs and benefits resulting from the disposition of a business; impact of tax law changes; changes in tax valuation allowances and favorable or unfavorable resolution of open tax matters based on the finalization of tax authority examinations or the expiration of statutes of limitations. Further details of these items are included in the Financial Review section of the Annual Report.
Refer to Note 1 - Nature of Operations and Basis of Presentation, for information regarding financial statement corrections recorded in the third quarter of 2013.

Summary of Significant Accounting Policies (Policies)	12 Months Ended
Jun. 29, 2013
Reacquired Shares
Reacquired Shares
The Company is incorporated in the State of Maryland and under the laws of that state shares of its own stock that are acquired by the Company constitute authorized but unissued shares. The cost of the acquisition by the Company of shares of its own stock in excess of the aggregate par value of the shares first reduces capital surplus, to the extent available, with any residual cost applied against retained earnings.

Sales Recognition And Incentives
Sales Recognition and Incentives
The company recognizes sales when they are realized or realizable and earned. The company considers revenue realized or realizable and earned when persuasive evidence of an arrangement exists, delivery of products has occurred, the sales price charged is fixed or determinable, and collectability is reasonably assured. For the company, this generally means that we recognize sales when title to and risk of loss of our products pass to our resellers or other customers. In particular, title usually transfers upon receipt of our product at our customers' locations, or upon shipment, as determined by the specific sales terms of the transactions.
Sales are recognized as the net amount to be received after deducting estimated amounts for sales incentives, trade allowances and product returns. The company estimates trade allowances and product returns based on historical results taking into consideration the customer, transaction and specifics of each arrangement. The company provides a variety of sales incentives to resellers and consumers of its products, and the policies regarding the recognition and display of these incentives within the Consolidated Statements of Income are as follows:

Discounts, Coupons and Rebates The cost of these incentives is recognized at the later of the date at which the related sale is recognized or the date at which the incentive is offered. The cost of these incentives is estimated using a number of factors, including historical utilization and redemption rates. Substantially all cash incentives of this type are included in the determination of net sales. Incentives offered in the form of free product are included in the determination of cost of sales.
Slotting Fees Certain retailers require the payment of slotting fees in order to obtain space for the company's products on the retailer's store shelves. These amounts are included in the determination of net sales when a liability to the retailer is created.
Volume-Based Incentives These incentives typically involve rebates or refunds of a specified amount of cash only if the reseller reaches a specified level of sales. Under incentive programs of this nature, the company estimates the incentive and allocates a portion of the incentive to reduce each underlying sales transaction with the customer.

Cooperative Advertising Under these arrangements, the company agrees to reimburse the reseller for a portion of the costs incurred by the reseller to advertise and promote certain of the company's products. The company recognizes the cost of cooperative advertising programs in the period in which the advertising and promotional activity first takes place. The costs of these incentives are generally included in the determination of net sales.
Fixtures and Racks Store fixtures and racks are given to retailers to display certain of the company's products. The costs of these fixtures and racks are recognized as expense in the period in which they are delivered to the retailer.

Advertising Expense
Advertising Expense
Advertising costs, which include the development and production of advertising materials and the communication of this material through various forms of media, are expensed in the period the advertising first takes place. Advertising expense is recognized in the "Selling, general and administrative expenses" line in the Consolidated Statements of Income.

Cash And Equivalents	Cash and Equivalents All highly liquid investments purchased with a maturity of three months or less at the time of purchase are considered to be cash equivalents.
Accounts Receivable Valuation
Accounts Receivable Valuation
Accounts receivable are stated at their net realizable value. The allowance for doubtful accounts reflects the company's best estimate of probable losses inherent in the receivables portfolio determined on the basis of historical experience, specific allowances for known troubled accounts and other currently available information.

Shipping And Handling Costs	These costs are recognized in the "Selling, general and administrative expenses" line of the Consolidated Statements of Income.
Inventory Valuation
Inventory Valuation
Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out (FIFO) method. Rebates, discounts and other cash consideration received from a vendor related to inventory purchases are reflected as a reduction in the cost of the related inventory item, and are therefore, reflected in cost of sales when the related inventory item is sold.

Recognition And Reporting Of Planned Business Dispositions
Recognition and Reporting of Planned Business Dispositions
When a decision to dispose of a business component is made, it is necessary to determine how the results will be presented within the financial statements and whether the net assets of that business are recoverable. The following summarizes the significant accounting policies and judgments associated with a decision to dispose of a business.

Discontinued Operations A discontinued operation is a business component that meets several criteria. First, it must be possible to clearly distinguish the operations and cash flows of the component from other portions of the business. Second, the operations need to have been sold, spun-off or classified as held for sale. Finally, after the disposal, the cash flows of the component must be eliminated from continuing operations and the company may not have any significant continuing involvement in the business. Significant judgments are involved in determining whether a business component meets the criteria for discontinued operation reporting and the period in which these criteria are met. The results for a business to be spun-off do not meet the criteria for discontinued operations reporting until the completion of the spin-off.
If a business component is reported as a discontinued operation, the results of operations through the date of sale are presented on a separate line of the income statement. Interest on corporate level debt is not allocated to discontinued operations. Any gain or loss recognized upon the disposition of a discontinued operation is also reported on a separate line of the income statement. Prior to disposition, the assets and liabilities of discontinued operations are aggregated and reported on separate lines of the balance sheet.
Gains and losses related to the sale of business components that do not meet the discontinued operation criteria are reported in continuing operations and separately disclosed, if significant.
Businesses Held for Sale In order for a business to be classified as held for sale, several criteria must be achieved. These criteria include, among others, an active program to market the business and locate a buyer, as well as the probable disposition of the business within one year. Upon being classified as held for sale, the recoverability of the carrying value of a business must be assessed. Evaluating the recoverability of the assets of a business classified as held for sale follows a defined order in which property and intangible assets subject to amortization are considered only after the recoverability of goodwill, intangible assets not subject to amortization and other assets are assessed. After the valuation process is completed, the held for sale business is reported at the lower of its carrying value or fair value less cost to sell and no additional depreciation expense is recognized related to property. The carrying value of a held for sale business includes the portion of the cumulative translation adjustment related to the operation. Once a business is classified as held for sale, all of its historical balance sheet information is included in assets and liabilities held for sale in the balance sheet.

Businesses Held for Use If a decision to dispose of a business is made and the held for sale criteria are not met, the business is considered held for use and its assets are evaluated for recoverability in the following order: assets other than goodwill; property and intangibles subject to amortization; and finally, goodwill. In evaluating the recoverability of property and intangible assets subject to amortization, in a held for use business, the carrying value of the business is first compared to the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the operation. If the carrying value exceeds the undiscounted expected cash flows, then an impairment is recognized if the carrying value of the business exceeds its fair value.
There are inherent judgments and estimates used in determining future cash flows and it is possible that additional impairment charges may occur in future periods. In addition, the sale of a business can result in the recognition of a gain or loss that differs from that anticipated prior to the closing date.

Property
Property is tested for recoverability whenever events or changes in circumstances indicate that its carrying value may not be recoverable. Such events include significant adverse changes in the business climate, current period operating or cash flow losses, forecasted continuing losses or a current expectation that an asset group will be disposed of before the end of its useful life or spun-off. Recoverability of property is evaluated by a comparison of the carrying amount of an asset or asset group to future net undiscounted cash flows expected to be generated by the asset or asset group. If the carrying amount exceeds the estimated future undiscounted cash flows then an asset is not recoverable. The impairment loss recognized is the amount by which the carrying amount of the asset exceeds the estimated fair value using discounted estimated future cash flows.
Assets that are to be disposed of by sale are recognized in the financial statements at the lower of carrying amount or fair value, less cost to sell, and are not depreciated after being classified as held for sale. In order for an asset to be classified as held for sale, the asset must be actively marketed, be available for immediate sale and meet certain other specified criteria.

Trademarks And Other Identifiable Intangible Assets
Trademarks and Other Identifiable Intangible Assets
The primary identifiable intangible assets of the company are trademarks and customer relationships acquired in business combinations and computer software. The company capitalizes direct costs of materials and services used in the development and purchase of internal-use software. Identifiable intangibles with finite lives are amortized and those with indefinite lives are not amortized. The estimated useful life of a finite-lived identifiable intangible asset is based upon a number of factors, including the effects of demand, competition, expected changes in distribution channels and the level of maintenance expenditures required to obtain future cash flows.
Identifiable intangible assets that are subject to amortization are evaluated for impairment using a process similar to that used in evaluating the recoverability of property, plant and equipment. Identifiable intangible assets not subject to amortization are assessed for impairment at least annually and as triggering events may occur. The impairment test for identifiable intangible assets not subject to amortization consists of a comparison of the fair value of the intangible asset with its carrying amount. An impairment loss is recognized for the amount by which the carrying value exceeds the fair value of the asset. In making this assessment, management relies on a number of factors to discount estimated future cash flows including operating results, business plans and present value techniques. Rates used to discount cash flows are dependent upon interest rates and the cost of capital at a point in time. There are inherent assumptions and judgments required in the analysis of intangible asset impairment. It is possible that assumptions underlying the impairment analysis will change in such a manner that impairment in value may occur in the future.

Goodwill
Goodwill
Goodwill is the difference between the purchase price and the fair value of the assets acquired and liabilities assumed in a business combination. When a business combination is completed, the assets acquired and liabilities assumed are assigned to the reporting unit or units of the company given responsibility for managing, controlling and generating returns on these assets and liabilities. Reporting units are business components at or one level below the operating segment level for which discrete financial information is available and reviewed by segment management. In many instances, all of the acquired assets and liabilities are assigned to a single reporting unit and in these cases all of the goodwill is assigned to the same reporting unit. In those situations in which the acquired assets and liabilities are allocated to more than one reporting unit, the goodwill to be assigned to each reporting unit is determined in a manner similar to how the amount of goodwill recognized in the business combination is determined.
Goodwill is not amortized; however, it is assessed for impairment at least annually and as triggering events may occur. The company performs its annual review for impairment in the fourth quarter of each fiscal year. The company uses accounting standards regarding goodwill impairment reviews that permit an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. The more-likely-than-not threshold is defined as having a likelihood of more than 50%. Some of the factors considered in the qualitative assessment process were the overall financial performance of the business including current and expected cash flows, revenues and earnings; changes in macroeconomic or industry conditions; changes in cost factors such as raw materials and labor; and changes in management, strategy or customers. If, after assessing the totality of events or circumstances, an entity determines that it is not more likely than not that the fair value is less than the carrying amount, then the two-step process of impairment testing is unnecessary.
However, if the qualitative assessment discussed above indicates that there may be a possible impairment then the first step of the goodwill impairment test is required to be performed. The first step involves a comparison of the fair value of a reporting unit with its carrying value. If the carrying value of the reporting unit exceeds its fair value, the second step of the process is necessary and involves a comparison of the implied fair value and the carrying value of the goodwill of that reporting unit. If the carrying value of the goodwill of a reporting unit exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to the excess.
In evaluating the recoverability of goodwill, it is necessary to estimate the fair values of the reporting units. In making this assessment, management relies on a number of factors to discount anticipated future cash flows, including operating results, business plans and present value techniques. The fair value of reporting units is estimated based on a discounted cash flow model. The discounted cash flow model uses management's business plans and projections as the basis for expected future cash flows for the first three years and a residual growth rate thereafter. Management believes the assumptions used for the impairment test are consistent with those utilized by a market participant performing similar valuations for our reporting units. A separate discount rate derived from published sources was utilized for each reporting unit. Rates used to discount cash flows are dependent upon interest rates, market-based risk premium and the cost of capital at a point in time. Because some of the inherent assumptions and estimates used in determining the fair value of these reporting units are outside the control of management, including interest rates, market-based risk premium, the cost of capital, and tax rates, changes in these underlying assumptions and our credit rating can also adversely impact the business units' fair values. The amount of any impairment is dependent on these factors, which cannot be predicted with certainty.

Exit And Disposal Activities
Exit and Disposal Activities
Exit and disposal activities primarily consist of various actions to sever employees, exit certain contractual obligations and dispose of certain assets. Charges are recognized for these actions in the period in which the liability is incurred. Adjustments to previously recorded charges resulting from a change in estimated liability are recognized in the period in which the change is identified. Our methodology used to record these charges is described below.
Severance Severance actions initiated by the company are generally covered under previously communicated benefit arrangements, which provides for termination benefits in the event that an employee is involuntarily terminated. Liabilities are recorded under these arrangements when it is probable that employees will be entitled to benefits and the amount can be reasonably estimated. This generally occurs when management with the appropriate level of authority approves an action to terminate employees who have been identified and targeted for termination within one year.
Noncancelable Lease and Contractual Obligations Liabilities are incurred for noncancelable lease and other contractual obligations when the company terminates the contract in accordance with contract terms or when the company ceases using the right conveyed by the contract or exits the leased space. The charge for these items is determined based on the fair value of remaining lease rentals reduced by the fair value of estimated sublease rentals that could reasonably be obtained for the property, estimated using an expected present value technique.
Other For other costs associated with exit and disposal activities, a charge is recognized at its fair value in the period in which the liability is incurred, estimated using an expected present value technique, generally when the services are rendered.

Stock-Based Compensation
Stock-Based Compensation
The company recognizes the cost of employee services received in exchange for awards of equity instruments over the vesting period based upon the grant date fair value of those awards.

Income Taxes
Income Taxes
The company's tax rate from period to period is affected by many factors. The most significant of these factors includes changes in tax legislation, the tax characteristics of the company's income, the timing and recognition of goodwill impairments and acquisitions and dispositions. In addition, the company's tax returns are routinely audited and finalization of issues raised in these audits sometimes affects the tax provision. It is reasonably possible that tax legislation in the jurisdictions in which the company does business may change in future periods. While such changes cannot be predicted, if they occur, the impact on the company's tax assets and obligations will need to be measured and recognized in the financial statements.
Deferred taxes are recognized for the future tax effects of temporary differences between financial and income tax reporting using tax rates for the years in which the differences are expected to reverse. Federal income taxes are provided on that portion of the income of foreign subsidiaries that are expected to be remitted to the U.S. and be taxable.
The management of the company periodically estimates the probable tax obligations of the company using historical experience in tax jurisdictions and informed judgments in accordance with GAAP. For a tax benefit to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by the taxing authority. The company adjusts these reserves in light of changing facts and circumstances; however, due to the complexity of some of these situations, the ultimate payment may be materially different from the estimated recorded amounts. Any adjustment to a tax reserve impacts the company's tax expense in the period in which the adjustment is made.

Defined Benefit, Postretirement And Life-Insurance Plans
Defined Benefit, Postretirement and Life-Insurance Plans
The company recognizes the funded status of defined pension and postretirement plans in the Consolidated Balance Sheet. The funded status is measured as the difference between the fair market value of the plan assets and the benefit obligation. The company measures its plan assets and liabilities as of its fiscal year end. For a defined benefit pension plan, the benefit obligation is the projected benefit obligation; for any other defined benefit postretirement plan, such as a retiree health care plan, the benefit obligation is the accumulated postretirement benefit obligation. Any overfunded status should be recognized as an asset and any underfunded status should be recognized as a liability. Any transitional asset/(liability), prior service cost (credit) or actuarial (gain)/loss that has not yet been recognized as a component of net periodic cost is recognized in the accumulated other comprehensive income section of the Consolidated Statements of Equity, net of tax. Accumulated other comprehensive income will be adjusted as these amounts are subsequently recognized as a component of net periodic benefit costs in future periods.

Financial Instruments
Financial Instruments
The company uses financial instruments, including options and futures to manage its exposures to movements in commodity prices. The use of these financial instruments modifies the exposure of these risks with the intent to reduce the risk or cost to the company. The company does not use derivatives for trading purposes and is not a party to leveraged derivatives.
The company uses either hedge accounting or mark-to-market accounting for its derivative instruments. Under hedge accounting, the company formally documents its hedge relationships, including identification of the hedging instruments and the hedged items, as well as its risk management objectives and strategies for undertaking the hedge transaction. This process includes linking derivatives that are designated as hedges of specific assets, liabilities, firm commitments or forecasted transactions. The company also formally assesses, both at inception and at least quarterly thereafter, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in either the fair value or cash flows of the hedged item. If it is determined that a derivative ceases to be a highly effective hedge, or if the anticipated transaction is no longer likely to occur, the company discontinues hedge accounting and any deferred gains or losses are recorded in the "Selling, general and administrative expenses" line in the Consolidated Statements of Income. Derivatives are recorded in the Consolidated Balance Sheets at fair value in other assets and other liabilities. For more information about accounting for derivatives see Note 15 - Financial Instruments.

Self-Insurance Reserves
Self-Insurance Reserves
The company purchases third-party insurance for workers' compensation, automobile and product and general liability claims that exceed a certain level. The company is responsible for the payment of claims under these insured limits. The undiscounted obligation associated with these claims is accrued based on estimates obtained from consulting actuaries. Historical loss development factors are utilized to project the future development of incurred losses, and these amounts are adjusted based upon actual claim experience and settlements.

Business Acquisitions
Business Acquisitions
With respect to business acquisitions, the company is required to recognize and measure the identifiable assets acquired, liabilities assumed, contractual contingencies, contingent consideration and any noncontrolling interest in an acquired business at fair value on the acquisition date. In addition, the accounting guidance also requires expensing acquisition costs when incurred, restructuring costs in periods subsequent to the acquisition date, and any adjustments to deferred tax asset valuation allowances and acquired uncertain tax positions after the measurement period to be reflected in income tax expense.

Foreign Currency Translation
Foreign Currency Translation
Foreign currency denominated assets and liabilities are translated into U.S. dollars at exchange rates existing at the respective balance sheet dates. Translation adjustments resulting from fluctuations in exchange rates are recorded as a separate component of other comprehensive income within common stockholders' equity. The company translates the results of operations of its foreign subsidiaries at the average exchange rates during the respective periods. Gains and losses resulting from foreign currency transactions, the amounts of which are not material, are included in selling, general and administrative expense.

Intangible Assets and Goodwill (Tables)	12 Months Ended
Jun. 29, 2013
Schedule Of Intangible Assets
The primary components of the intangible assets reported in continuing operations and the related amortization expense follows:

In millions	Gross	Accumulated Amortization	Net Book Value
2013
Intangible assets subject to amortization
Trademarks and brand names	$31	$4	$27
Customer relationships	72	46	26
Computer software	133	112	21
Other contractual agreements	3	—	3
	$239	$162	77
Trademarks and brand names not subject to amortization			44
Net book value of intangible assets			$121
2012
Intangible assets subject to amortization
Trademarks and brand names	31	2	29
Customer relationships	72	44	28
Computer software	128	100	28
Other contractual agreements	3	—	3
	$234	$146	88
Trademarks and brand names not subject to amortization			44
Net book value of intangible assets			$132

Goodwill By Reportable Segment
The goodwill reported in continuing operations associated with each business segment and the changes in those amounts during 2013 and 2012 are as follows:

In millions	Retail	Foodservice/ Other	Total
Net Book Value at July 2, 2011
Gross goodwill	$139	$591	$730
Accumulated impairment losses	—	(382)	(382)
Net goodwill	139	209	348
Net Book Value at June 30, 2012
Gross goodwill	139	591	730
Accumulated impairment losses	—	(382)	(382)
Net goodwill	139	209	348
Net Book Value at June 29, 2013
Gross goodwill	139	591	730
Accumulated impairment losses	—	(382)	(382)
Net goodwill	$139	$209	$348

Impairment Charges (Tables)	12 Months Ended
Jun. 29, 2013
Impairment Charges	The impact of these charges is summarized in the following table:

In millions	Pretax Impairment Charge
2013
Retail	$1
2012
General corporate expenses	$14
2011
Foodservice/Other	$15

Discontinued Operations (Tables)	12 Months Ended
Jun. 29, 2013
Operating Results Of Discontinued Operations
Results of Discontinued Operations
The amounts in the tables below reflect the operating results of the businesses reported as discontinued operations up through the date of disposition. The amounts of any gains or losses related to the disposal of these discontinued operations are excluded.

In millions	Net Sales	Pretax Income (Loss)	Income (Loss)
2013
North American Fresh Bakery	$—	$1	$1
North American Foodservice Beverage	—	3	2
International Coffee and Tea	—	—	6
European Bakery	—	—	(3)
International Household and Body Care	—	—	1
Australian Bakery	80	3	8
Total	$80	$7	$15
2012
North American Fresh Bakery	$724	$29	$163
North American Refrigerated Dough	74	13	9
North American Foodservice Beverage	330	(15)	(9)
International Coffee and Tea	3,728	224	662
European Bakery	262	(384)	(358)
International Household and Body Care	111	(5)	(2)
Australian Bakery	136	(2)	(2)
Total	$5,365	$(140)	$463
2011
North American Fresh Bakery	$2,037	$58	$159
North American Refrigerated Dough	307	42	27
North American Foodservice Beverage	538	5	3
International Coffee and Tea	3,537	399	276
European Bakery	591	(9)	(16)
International Household and Body Care	1,078	72	36
Australian Bakery	135	(2)	(2)
Total	$8,223	$565	$483

Cash Flow Impacts Of Discontinued Operations
Discontinued Operations Cash Flows
The company's discontinued operations impacted the cash flows of the company as follows:

In millions	2013	2012	2011
Discontinued operations impact on
Cash from operating activities	$10	$122	$309
Cash from (used in) investing activities	86	(368)	2,291
Cash used in financing activities	(95)	(1,530)	(1,804)
Effect of changes in foreign exchange rates on cash	(1)	(216)	285
Net cash impact of discontinued operations	$—	$(1,992)	$1,081
Cash balance of discontinued operations
At start of period	$—	$1,992	$911
At end of period	—	—	1,992
Increase (decrease) in cash of discontinued operations	$—	$(1,992)	$1,081

Gain (Loss) On Sale Of Discontinued Operations
Gain (loss) on The Sale of Discontinued Operations
The gain (loss) on the sale of discontinued operations recognized in 2013, 2012 and 2011 are summarized in the following tables.

In millions	Pretax Gain (Loss) on Sale	Tax (Expense)/ Benefit	After Tax Gain (Loss)
2013
North American Fresh Bakery	$10	$(4)	$6
North American Foodservice Beverage	2	2	4
North American Refrigerated Dough	—	(1)	(1)
Non-European Insecticides	—	2	2
Australian Bakery	56	(14)	42
Total	$68	$(15)	$53
2012
North American Fresh Bakery	$94	$(33)	$61
North American Foodservice Beverage	222	(76)	146
North American Refrigerated Dough	198	(156)	42
European Bakery	11	(45)	(34)
Non-European Insecticides	249	(59)	190
Air Care Products	(10)	(1)	(11)
Other Household and Body Care	8	3	11
Total	$772	$(367)	$405
2011
Global Body Care and European Detergents	$867	$(379)	$488
Air Care Products	273	(179)	94
Australia/New Zealand Bleach	48	(17)	31
Shoe Care Products	115	2	117
Other Household and Body Care Businesses	1	—	1
Total	$1,304	$(573)	$731

Exit, Disposal and Restructuring Activities (Tables)	12 Months Ended
Jun. 29, 2013
Summary Of Exit, Disposal And Restructuring Actions
The following is a summary of the (income) expense associated with these actions, and also highlights where the costs are reflected in the Consolidated Statements of Income:

In millions	2013	2012	2011
Exit and business dispositions	$9	$81	$38
Selling, general and administrative expenses	39	115	36
Total	$48	$196	$74

Impact Of Restructuring Actions On Corporate Business Segments And Unallocated Corporate Expenses
The impact of these actions on the company's business segments and unallocated corporate expenses is summarized as follows:

In millions	2013	2012	2011
Retail	$(1)	$14	$11
Foodservice/Other	(2)	4	3
(Increase) Decrease in business segment income	(3)	18	14
Increase in general corporate expenses	51	178	60
Total	$48	$196	$74

Net Charges For Exit Disposal And Transformation Actions And Related Reserve Status
The following table summarizes the activity during 2013 related to exit, disposal and restructuring related actions and the status of the related accruals as of June 29, 2013. The accrued amounts remaining represent the estimated cash expenditures necessary to satisfy remaining obligations. The majority of the cash payments to satisfy the accrued costs are expected to be paid in the next 12 months.

In Millions	Employee termination and other benefits	IT and other costs	Non-cancellable leases/ contractual obligations	Asset and business disposition actions	Total
Accrued costs as of June 30, 2012	$42	$16	$21	$—	$79
Exit, disposal, and other costs (income) recognized during 2013	6	40	12	(6)	52
Cash Payments	(28)	(44)	(27)	—	(99)
Noncash Charges	(5)	(8)	17	—	4
Charges (income) in discontinued operations	(2)	2	—	—	—
Change in estimate	(3)	(1)	—	—	(4)
Asset and business disposition action	—	—	—	6	6
Accrued costs as of June 29, 2013	$10	$5	$23	$—	$38

Common Stock (Tables)	12 Months Ended
Jun. 29, 2013
Changes In Outstanding Shares Of Common Stock
Changes in outstanding shares of common stock for the past three years were:

Shares in thousands	2013	2012	2011
Beginning balances	120,644	117,420	132,424
Stock issuances
Stock option and benefit plans	2,436	1,104	642
Restricted stock plans	155	2,119	398
Reacquired shares	—	—	(16,044)
Other	13	1	—
Ending balances	123,248	120,644	117,420

Dividends Declared
Common stock dividends and dividend-per-share amounts declared on outstanding shares of common stock were:

In millions except per share data	2013	2012	2011
Common stock dividends declared	$61	$137	$275
Dividends per share amount declared	$0.50	$1.15	$2.30

Accumulated Other Comprehensive Income (Tables)	12 Months Ended
Jun. 29, 2013
Components Of Accumulated Other Comprehensive Income
The components of accumulated other comprehensive income are:

In millions	Cumulative Translation Adjustment	Net Unrealized Gain (Loss) on Qualifying Cash Flow Hedges/ Other	Pension/ Post- retirement Liability Adjustmnt	Accumulated Other Comprehen-sive Income (Loss)
Balance at July 3, 2010	$(106)	$(1)	$(807)	$(914)
Disposition of Household & Body Care businesses	55	—	—	55
Amortization of net actuarial loss and prior service credit	—	—	16	16
Net actuarial gain arising during the period	—	—	326	326
Pension plan curtailment	—	—	25	25
Other comprehensive income (loss) activity	270	7	(50)	227
Balance at July 2, 2011	219	6	(490)	(265)
Business dispositions	127	—	—	127
Amortization of net actuarial loss and prior service credit	—	—	(1)	(1)
Net actuarial loss arising during the period	—	—	(70)	(70)
Pension plan curtailments/ settlements	—	—	24	24
Spin-off of International Coffee and Tea business	(180)	—	343	163
Other comprehensive income (loss) activity	(150)	2	26	(122)
Balance at June 30, 2012	16	8	(168)	(144)
Business dispositions	(15)	—	—	(15)
Amortization of net actuarial loss and prior service credit	—	—	(2)	(2)
Net actuarial gain arising during the period	—	—	27	27
Pension plan curtailments/settlements	—	—	1	1
Spin-off of International Coffee and Tea business	6	—	—	6
Other comprehensive income (loss) activity	(6)	(8)	—	(14)
Balance at June 29, 2013	$1	$—	$(142)	$(141)

Stock-Based Compensation (Tables)	12 Months Ended
Jun. 29, 2013
Fair Value Of Option Grants
The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model and the following weighted average assumptions:

	2013	2012	2011
Weighted average expected lives	6.0	7.0	7.2
Weighted average risk-free interest rates	0.95%	1.37%	2.08%
Range of risk-free interest rates	0.94 - 1.03%	1.28 - 1.38%	1.91 - 2.66%
Weighted average expected volatility	29.7%	28.1%	28.0%
Range of expected volatility	29.7 - 30.0%	28.1 - 28.3%	27.3 - 30.0%
Dividend yield	2.0%	2.5%	2.9%

Fair Value of Option Grants - Monte Carlo [Table Text Block]
The fair value of performance-based awards pegged to market-based targets is estimated on the date of grant using a Monte-Carlo simulation model containing the following assumptions:

2013
Range of risk-free interest rates	0.28 - 0.35%
Range of expected volatility	24.0 - 25.0%
Range of initial TSR	(7.3) - 13.1%
Dividend yield	2%

Stock Option
Changes In Stock-Based Compensation Awards
A summary of the changes in stock options outstanding under the company's option plans during 2013 is presented below:

Shares in thousands	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (in millions)
Options outstanding at June 30, 2012	6,264	$23.01	3.2	$38
Granted	2,525	25.99	—	—
Exercised	(2,563)	19.34	—	—
Canceled/expired	(371)	27.16	—	—
Options outstanding at June 29, 2013	5,855	$25.59	6.3	$44
Options exercisable at June 29, 2013	3,065	$24.92	3.8	$25

Value Of Stock-Based Compensation Awards

In millions except per share data	2013	2012	2011
Number of options exercisable at end of fiscal year	3,065	5,704	7,784
Weighted average exercise price of options exercisable at end of fiscal year	$24.92	$22.65	$26.38
Weighted average grant date fair value of options granted during the fiscal year	$6.08	$6.35	$5.29
Total intrinsic value of options exercised during the fiscal year	$22.9	$23.5	$8.0
Fair value of options that vested during the fiscal year	$0.3	$16.9	$4.5

Restricted Stock Units
Changes In Stock-Based Compensation Awards
The following is a summary of the changes in the stock unit awards outstanding under the company's benefit plans during 2013:

Shares in thousands	Shares	Weighted Average Grant Date Fair Value	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (in millions)
Nonvested share units at June 30, 2012	340	$26.24	.7	$10
Granted	734	25.02	0	—
Vested	(158)	25.66	0	—
Forfeited	(71)	26.64	0	—
Nonvested share units at June 29, 2013	845	$25.26	1.6	$28
Exercisable share units at June 29, 2013	57	$22.07	5.7	$2

Value Of Stock-Based Compensation Awards

In millions except per share data	2013	2012	2011
Stock Unit Awards
Fair value of share-based units that vested during the fiscal year	$4	$88	$42
Weighted average grant date fair value of share based units granted during the fiscal year	$25.02	$29.09	$23.40
All Stock-Based Compensation
Total compensation expense	$13	$35	$41
Tax benefit on compensation expense	$5	$11	$15

Earnings per Share (Tables)	12 Months Ended
Jun. 29, 2013
Reconciliation Between Net Income (Loss) Per Share - Basic And Diluted
The following is a reconciliation of net income to net income per share - basic and diluted - for the years ended June 29, 2013, June 30, 2012 and July 2, 2011:

In millions except earnings per share	2013	2012	2011
Income (loss) from continuing operations attributable to Hillshire Brands	$184	$(20)	$58
Net income from discontinued operations attributable to Hillshire Brands	68	865	1,205
Net income attributable to Hillshire Brands	$252	$845	$1,263
Average shares outstanding - basic	123	119	124
Dilutive effect of stock compensation	—	—	1
Diluted shares outstanding	123	119	125
Income (loss) per common share - Basic
Income (loss) from continuing operations	$1.50	$(0.16)	$0.47
Income from discontinued operations	0.55	7.29	9.69
Net income	$2.05	$7.13	$10.16
Income (loss) per common share - Diluted
Income (loss) from continuing operations	$1.49	$(0.16)	$0.46
Income from discontinued operations	0.55	7.29	9.65
Net income	$2.04	$7.13	$10.11

Debt Instruments (Tables)	12 Months Ended
Jun. 29, 2013
Composition Of The Corporation's Long-Term Debt, Which Includes Capital Lease Obligations
The composition of the company's long-term debt, which includes capital lease obligations, is summarized in the following table:

In millions	Maturity Date	2013	2012
Senior debt
10% zero coupon notes ($19 million face value)	2014	$18	$16
10% - 14.25% zero coupon notes ($105 million face value)	2015	93	82
2.75% notes	2016	400	400
4.1% notes	2021	278	278
6.125% notes	2033	152	152
Total senior debt		941	928
Obligations under capital lease		—	2
Other debt		11	15
Total debt		952	945
Unamortized discounts		(1)	(1)
Total long-term debt		951	944
Less current portion		(19)	(5)
		$932	$939

Selected Data On The Corporation's Short-Term Obligations
Selected data on the company's short-term obligations follow:

In millions	2012	2011
Maximum month-end borrowings	$335	$503
Average borrowings during the year	97	242
Year-end borrowings	—	198
Weighted average interest rate during the year	0.34%	0.31%
Weighted average interest rate at year-end	—%	0.30%

Leases (Tables)	12 Months Ended
Jun. 29, 2013
Book Value Of Capital Lease Assets

In millions	June 29, 2013	June 30, 2012
Gross book value of capital lease assets included in property	$3	$4
Net book value of capital lease assets included in property	—	2

Future Minimum Lease Payments For Operating Leases
Future minimum payments, by year and in the aggregate, under capital leases are less than $1 million at June 29, 2013. Future minimum payments, by year end in the aggregate, under noncancelable operating leases having an original term greater than one year at June 29, 2013 were as follows:

In millions	Operating Leases
2014	$19
2015	15
2016	11
2017	10
2018	9
Thereafter	77
Total minimum lease payments	$141

Lease Depreciation and Expense

In millions	2013	2012	2011
Depreciation of capital lease assets	$2	$1	$1
Rental expense under operating leases	23	22	27

Financial Instruments (Tables)	12 Months Ended
Jun. 29, 2013
Aggregate Notional Dollar Amount Of Derivatives
Prior to the spin-off of its international coffee and tea business, the company used non-derivative instruments such as non-U.S. dollar financing transactions or non-U.S. dollar assets or liabilities, including intercompany loans, to hedge the exposure of changes in underlying foreign currency denominated subsidiary net assets, and they were declared as Net Investment Hedges.
The notional values of the various derivative instruments used by the company are summarized in the following table:

In millions	June 29, 2013	June 30, 2012	Hedge Coverage (Number of Months)
Swap Contracts
Rec. fixed/pay fixed - cross currency swaps notional[1]	$—	$(40)	—
Commodity contracts
Commodity future contracts[2]
Grains and oilseeds	$34	$56	5
Energy	29	27	11
Other commodities	20	25	6
1 The notional value is calculated using the exchange rates as the reporting date.
2 Commodity futures contracts are determined by the notional cost of the contract.

Fair Value Of The Long Term Debt Including The Current Portion
Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., exit price) in an orderly transaction between market participants at the measurement date. Assets and liabilities measured at fair value must be categorized into one of three different levels depending on the assumptions (i.e., inputs) used in the valuation. Level 1 provides the most reliable measure of fair value while level 3 generally requires significant management judgment. Assets and liabilities are classified in their entirety based on the lowest level of input significant to the fair value measurement.
The carrying amounts of cash and equivalents, trade accounts receivables, accounts payable, derivative instruments and notes payable approximate fair values due to their short-term nature and are considered Level 1 based on the valuation inputs. The carrying value of derivative instruments approximate fair value but may be considered Level 1 or Level 2 based on the valuation inputs used (see balance sheet classification and fair value determination in the table presented later in this disclosure.) The fair value of the company’s long-term debt (considered Level 2 based on the valuation inputs used), including the current portion, is estimated using discounted cash flows based on the company’s current incremental borrowing rates for similar types of borrowing arrangements.

	June 29, 2013		June 30, 2012
In millions	Fair Value	Carrying Amount	Fair Value	Carrying Amount
Long-term debt, including current portion	$981	$951	$1,004	$945

Fair Value Of All Derivative Contracts
Information on the location and amounts of derivative fair values in the Consolidated Balance Sheet at June 29, 2013 and June 30, 2012 is as follows:

	Assets		Liabilities
	Other Current Assets		Accrued Liabilities - Other
In millions	June 29, 2013	June 30, 2012	June 29, 2013	June 30, 2012
Derivatives Designated as Hedging Instruments:
Foreign exchange contracts(1)	$—	$—	$—	$40
Derivatives Not Designated as Hedging Instruments:
Foreign exchange contracts(1)	—	1	—	—
Total derivatives	$—	$1	$—	$40

Information Relating To Cash Flow Hedges, Net Investment Hedges, Fair Value Hedges And Other Derivatives Not Designated As Hedging Instruments
Information related to our cash flow hedges, net investment hedges, fair value hedges and other derivatives not designated as hedging instruments for the periods ended June 29, 2013, and June 30, 2012, follows:

		Interest Rate Contracts		Foreign Exchange Contracts		Commodity Contracts		Total
In millions	Year ended	June 29, 2013	June 30, 2012	June 29, 2013	June 30, 2012	June 29, 2013	June 30, 2012	June 29, 2013	June 30, 2012
Cash Flow Derivatives
Amount of gain (loss) recognized in other comprehensive income (OCI)[1]		$—	$(8)	$—	$—	$6	$13	$6	$5
Amount of gain (loss) reclassified from AOCI into earnings1, [2]		—	(3)	—	2	18	2	18	1
Amount of ineffectiveness recognized in earnings3, [4]		—	—	—	(2)	(1)	2	(1)	—
Amount of gain (loss) expected to be reclassified into earnings during the next twelve months		—	—	—	—	(2)	10	(2)	10
Net Investment Derivatives
Amount of gain (loss) recognized in OCI[1]		—	—	—	604	—	—	—	604
Amount of gain (loss) recognized from OCI into earnings[6]		—	—	—	(446)	—	—	—	(446)
Amount of gain (loss) recognized from OCI into spin-off dividend[7]		—	—	—	324	—	—	—	324
Fair Value Derivatives
Amount of derivative gain (loss) recognized in earnings[5]		—	1	—	—	—	—	—	1
Amount of hedged item gain (loss) recognized in earnings[5]		—	4	—	—	—	—	—	4
Derivatives Not Designated as Hedging Instruments
Amount of gain (loss) recognized in Cost of Sales		—	—	—	—	(2)	(2)	(2)	(2)
Amount of gain (loss) recognized in SG&A		—	—	—	(15)	2	—	2	(15)
1 Effective Portion
2 Gain (loss) reclassified from AOCI into earnings is reported in interest or debt extinguishment , for interest rate swaps, in selling, general, and administrative (SG&A) expenses for foreign exchange contracts and in cost of sales for commodity contracts.
3 Gain (loss) recognized in earnings is related to the ineffective portion and amounts excluded from the assessment of hedge effectiveness.
4 Gain (loss) recognized in earnings is reported in interest expense for foreign exchange contract and SG&A expenses for commodity contracts.
5 The amount of gain (loss) recognized in earnings on the derivative contracts and the related hedged item is reported in interest or debt extinguishment, for the interest rate contracts and SG&A for the foreign exchange contracts.
6 The gain (loss) recognized from OCI into earnings is reported in gain on sale of discontinued operations.
7 The gain/(loss) recognized from OCI into the spin-off dividend is reported in Retained Earnings as a result of the spin-off

Defined Benefit Pension Plans (Tables)	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012
Weighted Average Actuarial Assumptions
The weighted average actuarial assumptions used in measuring the net periodic benefit cost and plan obligations of continuing operations were as follows:

	2013	2012	2011
Net periodic benefit cost
Discount rate	4.2%	5.5%	5.4%
Long-term rate of return on plan assets	6.2%	6.5%	7.3%
Plan obligations
Discount rate	4.8%	4.2%	5.5%

Components Of Net Periodic Benefit Cost
The components of the net periodic benefit cost for continuing operations were as follows:

In millions	2013	2012	2011
Components of defined benefit net periodic benefit cost
Service cost	$11	$9	$7
Interest cost	70	73	73
Expected return on assets	(92)	(86)	(81)
Amortization of :
Prior service cost	1	1	1
Net actuarial loss	4	3	13
Settlement loss	6	1	—
Net periodic benefit cost	$—	$1	$13

Funded Status Of Defined Benefit Pension Plans
The funded status of defined benefit pension plans at the respective year-ends was as follows:

In millions	2013	2012
Projected benefit obligation
Beginning of year	$1,680	$1,377
Service cost	11	9
Interest cost	70	73
Plan amendments/other	1	1
Benefits paid	(81)	(73)
Actuarial (gain) loss	(123)	294
Settlements	4	—
Foreign exchange	—	(1)
End of year	$1,562	$1,680
Fair value of plan assets
Beginning of year	$1,515	$1,259
Actual return on plan assets	(3)	321
Employer contributions	8	9
Benefits paid	(81)	(73)
Foreign exchange	—	(1)
End of year	1,439	1,515
Funded status	$(123)	$(165)
Amounts recognized on the consolidated balance sheets
Noncurrent asset	$1	$5
Accrued liabilities	(5)	(4)
Pension obligation	(119)	(166)
Net asset (liability) recognized	$(123)	$(165)
Amounts recognized in accumulated other comprehensive income
Unamortized prior service cost	$7	$7
Unamortized actuarial loss, net	228	263
Total	$235	$270

Accumulated Benefit Obligation And Fair Value Of Plan Assets
The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were:

In millions	2013	2012
Projected benefit obligation	$1,555	$1,351
Accumulated benefit obligation	1,555	1,350
Fair value of plan assets	1,431	1,180

Fair Value Of Pension Plan Assets
The fair value of pension plan assets as of June 29, 2013 was determined as follows:

In millions	Total Fair Value	Quoted Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)
Equity securities
U.S. securities - pooled funds	$85	$85	$—
Non-U.S. securities - pooled funds	102	102	—
Total equity securities	187	187	—
Fixed income securities
Government bonds	256	256	—
Corporate bonds	503	503	—
U.S. pooled funds	122	122	—
Non-U.S. pooled funds	5	5	—
Bond Fund	324	324	—
Total fixed income securities	1,210	1,210	—
Real estate	23	23	—
Cash and equivalents	6	6	—
Derivatives	—	—	—
Other	13	13	—
Total fair value of assets	$1,439	$1,439	$—

The fair value of pension plan assets as of June 30, 2012 was determined as follows:

In millions	Total Fair Value	Quoted Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)
Equity securities
Non-U.S. securities - pooled funds	$38	$38	$—
Fixed income securities
Government bonds	247	247	—
Corporate bonds	593	593	—
U.S. pooled funds	168	168	—
Non-U.S. pooled funds	6	6	—
Bond fund	341	341	—
Total fixed income securities	1,355	1,355	—
Real estate	21	21	—
Cash and equivalents	14	14	—
Derivatives	83	74	9
Other	4	4	—
Total fair value of assets	$1,515	$1,506	$9

Percentage Allocation Of Pension Plan Assets
The percentage allocation of pension plan assets based on a fair value basis as of the respective year-end measurement dates is as follows:

	2013	2012
Asset category
Equity securities	13%	6%
Debt securities	84	91
Real estate	2	1
Cash and other	1	2
Total	100%	100%

Company Participation in Multiemployer Plan
In addition to regular contributions, the company could be obligated to pay additional contributions (known as complete or partial withdrawal liabilities) if a MEPP has unfunded vested benefits.

		PPA Zone Status		FIP/RP Status	Contributions (in millions)
	EIN/Pension Plan Number	2013	2012	Pending/ Implemented	2013	2012	2011	2013 Surcharge Imposed	Expiration Date of Collective Bargaining Agreement
Pension Fund Plan Name
Bakery and Confectionary Union & Industry Intl Pension Fund	52-6118572/001	Red	Red	Nov 2012	$1	$2	$2	10%	Oct 2014
All other plans					—	—	1	N/A	N/A

Postretirement Health-Care and Life-Insurance Plans (Tables)	12 Months Ended
Jun. 29, 2013
Weighted Average Actuarial Assumptions
The weighted average actuarial assumptions used in measuring the net periodic benefit cost and plan obligations for the three years ending June 29, 2013 were:

	2013	2012	2011
Net periodic benefit cost
Discount rate	3.9%	5.3%	5.1%
Plan obligations
Discount rate	4.4	3.8	5.3
Health-care cost trend assumed for the next year	7.5	7.5	8.0
Rate to which the cost trend is assumed to decline	5.0	5.0	5.0
Year that rate reaches the ultimate trend rate	2018	2017	2017

Effect Of One Percent Change In Health Care Trend Rates
A one-percentage-point change in assumed health-care cost trend rates would have the following effects:

In millions	One Percentage Point Increase	One Percentage Point Decrease
Effect on total service and interest components	$1	$(1)
Effect on postretirement benefit obligation	9	(8)

Net Periodic Benefit Cost
The components of the net periodic benefit income associated with continuing operations were as follows:

In millions	2013	2012	2011
Components of defined benefit net periodic cost (income)
Service cost	$2	$2	$2
Interest cost	4	3	5
Net amortization and deferral	(9)	(8)	(9)
Net periodic benefit income	$(3)	$(3)	$(2)

Funded Status Of Postretirement Health-Care And Life-Insurance Plans
The funded status of postretirement health-care and life-insurance plans related to continuing operations at the respective year-ends were:

In millions	2013	2012
Accumulated postretirement benefit obligation
Beginning of year	$101	$84
Service cost	3	2
Interest cost	4	3
Net benefits paid	(5)	(8)
Plan participant contributions	1	2
Actuarial (gain) loss	(14)	18
End of year	90	101
Fair value of plan assets	1	1
Funded status	$(89)	$(100)
Amounts recognized on the consolidated balance sheets
Accrued liabilities	$(6)	$(6)
Other liabilities	(83)	(94)
Total liability recognized	$(89)	$(100)
Amounts recognized in accumulated other comprehensive loss
Unamortized prior service credit	$(20)	$(29)
Unamortized net actuarial loss	10	25
Unamortized net initial asset	—	(1)
Total	$(10)	$(5)

Income Taxes (Tables)	12 Months Ended
Jun. 29, 2013
Reconciliation Of U.S Statutory Tax Rate To Worldwide Effective Tax Rate
The provisions for income taxes on continuing operations computed by applying the U.S. statutory rate to income from continuing operations before taxes as reconciled to the actual provisions were:

	2013	2012	2011
Income (loss) from continuing operations before income taxes
United States	99.7%	(97.9)%	99.5%
Foreign	0.3%	(2.1)%	0.5%
Total	100.0%	(100.0)%	100.0%
Tax expense (benefit) at U.S. statutory rate	35.0%	(35.0)%	35.0%
State income taxes	2.1%	0.4%	2.6%
Finalization of tax reviews and audits and changes in estimate on tax contingencies	(2.1)	(2.3)	4.0
Domestic production deduction	(1.6)	—	(3.8)
Employee benefit deductions	(1.5)	(8.5)	(4.6)
Non-taxable indemnification agreements	(1.7)	(22)	—
Non-deductible professional fees	0.2	28.9	3.5
Tax provision adjustments	(1.6)	(6.5)	(4.8)
Other, net	(0.7)	0.8	(0.1)
Taxes at effective worldwide tax rates	28.1%	(44.2)%	31.8%

Current And Deferred Tax Provisions
Current and deferred tax provisions (benefits) were:

In millions		2013		2012		2011
	Current	Deferred	Current	Deferred	Current	Deferred
U.S.	$27	$38	$(17)	$2	$(6)	$29
Foreign	—	—	—	—	1	—
State	3	4	3	(3)	5	(2)
	$30	$42	$(14)	$(1)	$—	$27

Components Of Deferred Tax Liabilities (Assets)
The deferred tax liabilities (assets) at the respective year-ends were as follows:

In millions	2013	2012
Deferred tax (assets)
Pension liability	$(52)	$(73)
Employee benefits	(90)	(113)
Nondeductible reserves	(54)	(63)
Net operating loss and other tax carryforwards	(51)	(49)
Other	(28)	(16)
Gross deferred tax (assets)	(275)	(314)
Less valuation allowances	58	60
Net deferred tax (assets)	(217)	(254)
Deferred tax liabilities
Property, plant and equipment	93	69
Intangibles	33	35
Deferred tax liabilities	126	104
Total net deferred tax liabilities	$(91)	$(150)

Reconciliation Of Unrecognized Tax Benefits
The following table presents a reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended June 29, 2013, June 30, 2012 and July 2, 2011:

In millions	Year ended	June 29, 2013	June 30, 2012	July 2, 2011
Unrecognized tax benefits
Beginning of year balance		$74	$83	$88
Increases based on current period tax positions		—	5	8
Increases based on prior period tax positions		—	24	—
Decreases based on prior period tax positions		—	(4)	(5)
Decreases related to settlements with tax authorities		—	(33)	(4)
Decreases related to a lapse of applicable statute of limitation		(7)	(1)	(4)
End of year balance		$67	$74	$83

Business Segment Information (Tables)	12 Months Ended
Jun. 29, 2013
Reconciliation Of Sales And Operating Profit (Loss) From Segments To Consolidated

In millions	2013	2012	2011
Sales
Retail	$2,894	$2,884	$2,760
Foodservice/Other	1,026	1,025	1,001
	3,920	3,909	3,761
Impact of businesses exited/disposed	—	55	135
Intersegment	—	(6)	(12)
Total	$3,920	$3,958	$3,884
In millions	2013	2012	2011
Income (loss) from Continuing Operations before Income Taxes
Retail	$329	$313	$314
Foodservice/Other	75	79	102
Total operating segment income	404	392	416
General corporate expenses	(93)	(272)	(159)
Mark-to-market derivative gain/(loss)	(1)	(1)	2
Amortization of intangibles	(4)	(4)	(4)
Significant items - business segments	(15)	(47)	(31)
Impact of businesses exited/disposed	6	8	3
Total operating income	297	76	227
Net interest expense	(41)	(72)	(87)
Debt extinguishment costs	—	(39)	(55)
Income (loss) from continuing operations before income taxes	$256	$(35)	$85

Reconciliation Of Assets, Depreciation And Additions To Long-Lived Assets From Segments To Consolidated

In millions	2013	2012	2011
Assets
Retail	$1,273	$1,279	$1,282
Foodservice/Other	542	530	530
	1,815	1,809	1,812
Australian Bakery	—	58	66
Net assets held for sale/disposition	—	5	7,143
Other[1]	619	578	461
Total assets	$2,434	$2,450	$9,482
Depreciation
Retail	$90	$101	$79
Foodservice/Other	28	30	26
	118	131	105
Discontinued operations	2	104	186
Other	28	31	11
Total depreciation	$148	$266	$302
Additions to Long-Lived Assets
Retail	$95	$128	$207
Foodservice/Other	28	38	28
	123	166	235
Other	16	7	2
Total additions to long-lived assets	$139	$173	$237
1 Principally cash and cash equivalents, certain corporate fixed assets, deferred tax assets and certain other non-current assets.

Net Sales by Product Type Within Business Segment
Net sales by product type within each business segment are as follows:

In millions	2013	2012	2011
Sales
Retail
Meat	$2,103	$2,117	$1,984
Meat-centric	685	647	639
Bakery	104	118	135
Commodities/Other	2	2	2
Total Retail	2,894	2,884	2,760
Foodservice/Other
Meat	507	520	501
Meat-centric	88	86	81
Bakery	343	344	358
Commodities/Other	88	75	61
Total Foodservice/Other	1,026	1,025	1,001
Total business segment sales	3,920	3,909	3,761
Impact of businesses exited/disposed	—	55	135
Intersegment elimination	—	(6)	(12)
Total net sales	$3,920	$3,958	$3,884

Quarterly Financial Data (Unaudited) (Tables)	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012
Quarterly Financial Data

In millions	Quarter	First	Second	Third	Fourth
2013
Continuing operations
Net sales		$974	$1,060	$924	$962
Gross profit		294	332	272	264
Income (loss)		49	58	42	35
Income (loss) per common share
Basic		0.40	0.47	0.34	0.29
Diluted		0.40	0.47	0.34	0.28
Net income (loss)		53	65	93	41
Net income (loss) per common share
Basic		0.43	0.53	0.76	0.33
Diluted		0.43	0.53	0.75	0.33
Cash dividends declared		0.125	0.125	0.125	0.125
Market price
High		30.43	28.74	35.19	37.28
Low		24.31	24.96	27.30	31.75
Close		26.78	27.49	35.15	33.08

In millions	Quarter	First	Second	Third	Fourth
2012
Continuing operations
Net sales		$987	$1,053	$935	$983
Gross profit		273	298	260	270
Income (loss)		5	10	27	(62)
Income (loss) per common share
Basic		0.04	0.09	0.23	(0.52)
Diluted		0.04	0.09	0.23	(0.52)
Net income (loss)		(218)	470	(3)	599
Net income (loss) per common share
Basic		(1.86)	3.96	(0.02)	5.02
Diluted		(1.85)	3.94	(0.02)	5.02
Cash dividends declared		—	0.58	0.58	—
Market price[1]
High		30.39	29.69	33.95	34.43
Low		24.54	24.12	28.67	27.56
Close		25.19	29.15	33.17	28.99

Error Corrections Consolidated Statement of Income Impact (Detail) (USD $)	12 Months Ended
Jun. 29, 2013
Continuing Operations
Error effect on income before tax	$ 9.5
Error effect income from continuing operations attributable to Hillshire	8.3
Error effect net income (loss)	$ 11

Summary of Significant Accounting Policies - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Summary Of Significant Accounting Policies [Line Items]
Media advertising expense for continuing operations	$ 113	$ 86	$ 81
Shipping and handling costs	249	258	240
Capitalized interest	2	5	10
Accrued reserves excluding amount covered by insurance	$ 32	$ 41
Machinery and Equipment | Minimum
Summary Of Significant Accounting Policies [Line Items]
Property, plant, and equipment depreciation, period	3 years
Machinery and Equipment | Maximum
Summary Of Significant Accounting Policies [Line Items]
Property, plant, and equipment depreciation, period	25 years
Building and Building Improvements | Maximum
Summary Of Significant Accounting Policies [Line Items]
Property, plant, and equipment depreciation, period	40 years

Intangible Assets and Goodwill - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011	Jun. 30, 2018	Jul. 01, 2017	Jul. 02, 2016	Jun. 27, 2015	Jun. 28, 2014
Goodwill And Intangible Assets [Line Items]
Amortization expense on intangible assets	$ 17	$ 21	$ 31
Estimated future amortization expense of intangible assets - 2014								17
Estimated future amortization expense of intangible assets - 2015							7
Estimated future amortization expense of intangible assets - 2016						6
Estimated future amortization expense of intangible assets - 2017					6
Estimated future amortization expense of intangible assets - 2018				$ 4
Trademarks And Brand Names
Goodwill And Intangible Assets [Line Items]
Weighted average useful life	18 years
Customer Relationships
Goodwill And Intangible Assets [Line Items]
Weighted average useful life	13 years
Other Contractual Agreements
Goodwill And Intangible Assets [Line Items]
Weighted average useful life	8 years
Computer Software
Goodwill And Intangible Assets [Line Items]
Weighted average useful life	2 years

Intangible Assets Reported in Continuing Operations (Detail) (USD $)	Jun. 29, 2013	Jun. 30, 2012
Intangible Assets by Major Class [Line Items]
Gross	$ 239,000,000	$ 234,000,000
Accumulated Amortization	162,000,000	146,000,000
Net Book Value	77,000,000	88,000,000
Trademarks and brand names not subject to amortization	44,000,000	44,000,000
Net book value of intangible assets	121,000,000	132,000,000
Trademarks
Intangible Assets by Major Class [Line Items]
Gross	31,000,000	31,000,000
Accumulated Amortization	4,000,000	2,000,000
Net Book Value	27,000,000	29,000,000
Customer Relationships
Intangible Assets by Major Class [Line Items]
Gross	72,000,000	72,000,000
Accumulated Amortization	46,000,000	44,000,000
Net Book Value	26,000,000	28,000,000
Computer Software
Intangible Assets by Major Class [Line Items]
Gross	133,000,000	128,000,000
Accumulated Amortization	112,000,000	100,000,000
Net Book Value	21,000,000	28,000,000
Other Contractual Agreements
Intangible Assets by Major Class [Line Items]
Gross	3,000,000	3,000,000
Accumulated Amortization	0	0
Net Book Value	$ 3,000,000	$ 3,000,000

Goodwill by Reportable Segment (Detail) (USD $)	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Goodwill [Line Items]
Net goodwill	$ 348,000,000	$ 348,000,000
Retail [Member]
Goodwill [Line Items]
Gross goodwill	139,000,000	139,000,000	139,000,000
Accumulated impairment losses	0	0	0
Net goodwill	139,000,000	139,000,000	139,000,000
Foodservice/ Other
Goodwill [Line Items]
Gross goodwill	591,000,000	591,000,000	591,000,000
Accumulated impairment losses	(382,000,000)	(382,000,000)	(382,000,000)
Net goodwill	209,000,000	209,000,000	209,000,000
Total [Member]
Goodwill [Line Items]
Gross goodwill	730,000,000	730,000,000	730,000,000
Accumulated impairment losses	(382,000,000)	(382,000,000)	(382,000,000)
Net goodwill	$ 348,000,000	$ 348,000,000	$ 348,000,000

Impairment Charges (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Finite-Lived Intangible Assets [Line Items]
Asset Impairment Charges	$ 1	$ 14	$ 15
Retail [Member]
Finite-Lived Intangible Assets [Line Items]
Asset Impairment Charges	1
General Corporate Expenses
Finite-Lived Intangible Assets [Line Items]
Asset Impairment Charges		14
Foodservice/ Other
Finite-Lived Intangible Assets [Line Items]
Asset Impairment Charges			$ 15

Operating Results of Discontinued Operations (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Net Sales	$ 80	$ 5,365	$ 8,223
Pretax Income (Loss)	7	(140)	565
Operating Income (Loss)	297	76	227
Operating Income (Loss)	15	463	483
Document Fiscal Year Focus	2013
North American Fresh Bakery
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Net Sales	0	724	2,037
Pretax Income (Loss)	1	29	58
Operating Income (Loss)	1	163	159
North American Refrigerated Dough
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Net Sales		74	307
Pretax Income (Loss)		13	42
Operating Income (Loss)		9	27
North American Foodservice Beverage
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Net Sales	0	330	538
Pretax Income (Loss)	3	(15)	5
Operating Income (Loss)	2	(9)	3
International Coffee and Tea
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Net Sales	0	3,728	3,537
Pretax Income (Loss)	0	224	399
Operating Income (Loss)	6	662	276
European Bakery
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Net Sales	0	262	591
Pretax Income (Loss)	0	(384)	(9)
Operating Income (Loss)	(3)	(358)	(16)
International Household And Body Care
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Net Sales	0	111	1,078
Pretax Income (Loss)	0	(5)	72
Operating Income (Loss)	1	(2)	36
Australian Bakery [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Net Sales	80	136	135
Pretax Income (Loss)	3	(2)	(2)
Operating Income (Loss)	$ 8	$ (2)	$ (2)

Cash Flow Impacts of Discontinued Operations (Detail) (USD $)	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Discontinued Operations [Line Items]
Cash from operating activities	$ 10,000,000	$ 122,000,000	$ 309,000,000
Cash from (used in) investing activities	86,000,000	(368,000,000)	2,291,000,000
Cash used in financing activities	(95,000,000)	(1,530,000,000)	(1,804,000,000)
Effect of changes in foreign exchange rates on cash	(1,000,000)	(216,000,000)	285,000,000
Net cash impact of discontinued operations	0	(1,992,000,000)	1,081,000,000
Cash and Cash Equivalents of Discontinued Operations	0	1,992,000,000	911,000,000
Cash and Cash Equivalents of Discontinued Operations	0	0	1,992,000,000
Increase (decrease) in cash of discontinued operations	$ 0	$ (1,992,000,000)	$ 1,081,000,000

Gain Loss on Sale of Discontinued Operations (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended					0 Months Ended	12 Months Ended				3 Months Ended	12 Months Ended			1 Months Ended	12 Months Ended	1 Months Ended	12 Months Ended				1 Months Ended	12 Months Ended	1 Months Ended	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011	Jun. 29, 2013 North American Fresh Bakery	Jun. 30, 2012 North American Fresh Bakery	Dec. 31, 2011 North American Foodservice Beverage	Jun. 29, 2013 North American Foodservice Beverage	Jun. 30, 2012 North American Foodservice Beverage	Jun. 29, 2013 North American Refrigerated Dough	Jun. 30, 2012 North American Refrigerated Dough	Mar. 30, 2012 European Bakery	Jun. 30, 2012 European Bakery	Jun. 29, 2013 Non-European Insecticides	Jun. 30, 2012 Non-European Insecticides	Feb. 28, 2013 Australian Bakery [Member]	Jun. 29, 2013 Australian Bakery [Member]	Jul. 31, 2010 Air Care Products	Jun. 30, 2012 Air Care Products	Jul. 02, 2011 Air Care Products	Jun. 30, 2012 Other Household And Body Care	Jul. 02, 2011 Other Household And Body Care	Dec. 31, 2010 Global Body Care And European Detergents	Jul. 02, 2011 Global Body Care And European Detergents	Feb. 28, 2011 Australia/New Zealand Bleach	Jul. 02, 2011 Australia/New Zealand Bleach	Jul. 02, 2011 Shoe Care Products
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Pretax Gain(Loss) on Sale	$ 68	$ 772	$ 1,304	$ 10	$ 94	$ 222	$ 2	$ 222	$ 0	$ 198	$ 11	$ 11	$ 0	$ 249		$ 56		$ (10)	$ 273	$ 8	$ 1		$ 867		$ 48	$ 115
Tax (Expense) / Benefit	(15)	(367)	(573)	(4)	(33)		2	(76)	(1)	(156)		(45)	2	(59)		(14)		(1)	(179)	3	0		(379)		(17)	2
After Tax Gain(Loss)	$ 53	$ 405	$ 731	$ 6	$ 61		$ 4	$ 146	$ (1)	$ 42		$ (34)	$ 2	$ 190	$ 42	$ 42	$ 94	$ (11)	$ 94	$ 11	$ 1	$ 488	$ 488	$ 31	$ 31	$ 117

Summary of Net Assets Held for Sale (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012
Discontinued Operations [Line Items]
Assets held for sale	$ 5

Discontinued Operations - Additional Information (Detail)	12 Months Ended						0 Months Ended		12 Months Ended			0 Months Ended				12 Months Ended		0 Months Ended	12 Months Ended		1 Months Ended	12 Months Ended	0 Months Ended		3 Months Ended			12 Months Ended	1 Months Ended	12 Months Ended	1 Months Ended	3 Months Ended	12 Months Ended		1 Months Ended	12 Months Ended	0 Months Ended	12 Months Ended		1 Months Ended	12 Months Ended
	Jun. 29, 2013 USD ($)	Jun. 30, 2012 USD ($)	Jul. 02, 2011 USD ($)	Jun. 29, 2013 Pension Plans, Defined Benefit USD ($)	Jun. 30, 2012 Pension Plans, Defined Benefit USD ($)	Jul. 02, 2011 Pension Plans, Defined Benefit USD ($)	Nov. 04, 2011 North American Fresh Bakery USD ($)	Oct. 02, 2011 North American Fresh Bakery USD ($)	Jun. 29, 2013 North American Fresh Bakery USD ($)	Jun. 30, 2012 North American Fresh Bakery USD ($)	Jul. 02, 2011 North American Fresh Bakery USD ($)	Nov. 04, 2011 North American Fresh Bakery Pension Plans, Defined Benefit USD ($)	Nov. 04, 2011 North American Fresh Bakery Other Postretirement Benefit Plans, Defined Benefit USD ($)	Dec. 31, 2011 North American Foodservice Beverage USD ($)	Oct. 24, 2011 North American Foodservice Beverage USD ($)	Jun. 29, 2013 North American Foodservice Beverage USD ($)	Jun. 30, 2012 North American Foodservice Beverage USD ($)	Aug. 09, 2011 North American Refrigerated Dough USD ($)	Jun. 29, 2013 North American Refrigerated Dough USD ($)	Jun. 30, 2012 North American Refrigerated Dough USD ($)	Feb. 28, 2013 Australian Bakery [Member] USD ($)	Jun. 29, 2013 Australian Bakery [Member] USD ($)	Jun. 28, 2013 International coffee and tea [Member] USD ($)	Oct. 10, 2011 European Bakery EUR (€)	Mar. 30, 2012 European Bakery USD ($)	Mar. 30, 2012 European Bakery EUR (€)	Sep. 30, 2011 European Bakery USD ($)	Jun. 30, 2012 European Bakery USD ($)	Dec. 31, 2010 Global Body Care And European Detergents USD ($)	Jul. 02, 2011 Global Body Care And European Detergents USD ($)	Jul. 31, 2010 Air Care Products USD ($)	Mar. 30, 2012 Air Care Products USD ($)	Jun. 30, 2012 Air Care Products USD ($)	Jul. 02, 2011 Air Care Products USD ($)	Feb. 28, 2011 Australia/New Zealand Bleach USD ($)	Jul. 02, 2011 Australia/New Zealand Bleach USD ($)	May 31, 2012 Shoe Care Business USD ($)	Jul. 02, 2011 Shoe Care Business USD ($)	Jun. 30, 2012 Shoe Care Business: Malaysia, China & Indonesia [Member] USD ($)	Dec. 31, 2012 Non-Indian Insecticides EUR (€)	Jun. 30, 2012 Non-Indian Insecticides USD ($)	Jun. 30, 2012 Other Household And Body Care USD ($)	Jul. 02, 2011 Other Household And Body Care USD ($)	Jul. 02, 2011 Household And Body Care Businesses USD ($)
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Document Fiscal Year Focus	2013
Original Sales Price for Disposition of Business								$ 709,000,000							$ 350,000,000			$ 545,000,000
Proceeds from disposition of business							717,000,000							376,000,000				552,000,000			85,000,000			115,000,000		115,000,000			1,600,000,000		411,000,000	44,000,000			53,000,000		276,000,000		56,000,000	154,000,000
Settlement gain (loss)	1,000,000			(6,000,000)	(1,000,000)	0				36,000,000		36,000,000	71,000,000
Defined Benefit Plan, Recognized Net Gain (Loss) Due to Curtailments			5,000,000										44,000,000
Discontinued operations, pre tax gain recognized	68,000,000	772,000,000	1,304,000,000						10,000,000	94,000,000				222,000,000		2,000,000	222,000,000		0	198,000,000		56,000,000			11,000,000			11,000,000		867,000,000			(10,000,000)	273,000,000		48,000,000						8,000,000	1,000,000
Partnership collaboration on liquid coffee innovation (in years)																	10 years
Estimated future liquid coffee innovation royalties																	50,000,000
Estimated future liquid coffee innovation (in years)																	10 years
Impairment charges	1,000,000	14,000,000	15,000,000														6,000,000										379,000,000
Dividend paid, per share																							$ 3
Dividend paid, total amount																							1,800,000,000
Pretax gain (loss) on sale	75,000,000	772,000,000	1,305,000,000																													10,000,000									255,000,000
After Tax Gain(Loss)	53,000,000	405,000,000	731,000,000						6,000,000	61,000,000						4,000,000	146,000,000		(1,000,000)	42,000,000	42,000,000	42,000,000						(34,000,000)	488,000,000	488,000,000	94,000,000		(11,000,000)	94,000,000	31,000,000	31,000,000	117,000,000					11,000,000	1,000,000
Liability for deposit received for sale of business																																								152,000,000
Deferred tax liabilities related to repatriation of foreign earnings		623,000,000
Repatriation tax benefit recognized on gain transaction											122,000,000																											79,000,000
Tax benefits on business assets																											38,000,000
Tax (expense) benefit recognized	15,000,000	367,000,000	573,000,000						4,000,000	33,000,000						(2,000,000)	76,000,000		1,000,000	156,000,000		14,000,000						45,000,000		379,000,000			1,000,000	179,000,000		17,000,000						(3,000,000)	0	190,000,000
Goodwill that has no tax basis																				254,000,000
Cumulative translation adjustments that has no tax basis																												140,000,000
Assets held for sale		$ 5,000,000

Summary of Exit Disposal and Restructuring Actions (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Restructuring Cost and Reserve [Line Items]
Exit and business dispositions	$ 9	$ 81	$ 38
Selling, General and Administrative Expense	855	930	883
Restructuring Charges [Member]
Restructuring Cost and Reserve [Line Items]
Exit and business dispositions	9	81	38
Selling, General and Administrative Expense	39	115	36
Reduction in income from continuing operations before income taxes	$ 48	$ 196	$ 74

Impact of Restructuring Actions on Corporate Business Segments and Unallocated Corporate Expenses (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Restructuring Cost and Reserve [Line Items]
(Increase) Decrease in operating segment income	$ (3)	$ 18	$ 14
Total	48	196	74
Increase in general corporate expenses	51	178	60
Retail [Member]
Restructuring Cost and Reserve [Line Items]
(Increase) Decrease in operating segment income	(1)	14	11
North American Food Service [Member]
Restructuring Cost and Reserve [Line Items]
(Increase) Decrease in operating segment income	$ (2)	$ 4	$ 3

Twenty Thirteen Actions Net Charges for Exit Disposal and Transformation Actions and Related Reserve Status (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
Jun. 29, 2013
Restructuring Reserve [Roll Forward]
Restructuring Reserve	$ 79
Restructuring Charges	52
Restructuring Reserve, Settled with Cash	(99)
Restructuring Reserve, Settled without Cash	4
Restructuring Reserve Charges Recognized In Discontinued Operations	0
Change in Estimate	(4)
Restructuring Reserve Asset And Business Disposition Action	6
Restructuring Reserve	38
Employee Termination And Other Benefits
Restructuring Reserve [Roll Forward]
Restructuring Reserve	42
Restructuring Charges	6
Restructuring Reserve, Settled with Cash	(28)
Restructuring Reserve, Settled without Cash	(5)
Restructuring Reserve Charges Recognized In Discontinued Operations	(2)
Change in Estimate	(3)
Restructuring Reserve Asset And Business Disposition Action	0
Restructuring Reserve	10
It And Other Costs
Restructuring Reserve [Roll Forward]
Restructuring Reserve	16
Restructuring Charges	40
Restructuring Reserve, Settled with Cash	(44)
Restructuring Reserve, Settled without Cash	(8)
Restructuring Reserve Charges Recognized In Discontinued Operations	2
Change in Estimate	(1)
Restructuring Reserve Asset And Business Disposition Action	0
Restructuring Reserve	5
Non-Cancellable Leases/Contractual Obligations
Restructuring Reserve [Roll Forward]
Restructuring Reserve	21
Restructuring Charges	12
Restructuring Reserve, Settled with Cash	(27)
Restructuring Reserve, Settled without Cash	17
Restructuring Reserve Charges Recognized In Discontinued Operations	0
Change in Estimate	0
Restructuring Reserve Asset And Business Disposition Action	0
Restructuring Reserve	23
Asset And Business Disposition Actions [Member]
Restructuring Reserve [Roll Forward]
Restructuring Reserve	0
Restructuring Charges	(6)
Restructuring Reserve, Settled with Cash	0
Restructuring Reserve, Settled without Cash	0
Restructuring Reserve Charges Recognized In Discontinued Operations	0
Change in Estimate	0
Restructuring Reserve Asset And Business Disposition Action	6
Restructuring Reserve	$ 0

Exit Disposal and Restructuring Activities - Additional Information (Detail) (USD $)	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012 Restructuring 2012 Actions [Member] employee	Jun. 29, 2013 Restructuring Twenty Thirteen Actions [Member]
Restructuring Cost and Reserve [Line Items]
Disposal Group, Not Discontinued Operation, Gain (Loss) on Disposal			$ 6
Cost saving initiative charge	$ 17,000,000
Planned employee terminations		520

Common Stock - Additional Information (Detail) (USD $) Share data in Millions, unless otherwise specified	0 Months Ended	1 Months Ended	12 Months Ended
	Jun. 28, 2012	Mar. 31, 2010	Jun. 29, 2013	Jul. 02, 2011	Jul. 03, 2010
Class of Stock [Line Items]
1 for 5 reverse stock split	0.2
Share repurchase authorization, value					$ 3,000,000,000
Shares repurchased		7.3		16
Cost of stock repurchased		500,000,000		1,300,000,000
Settlement on ASR				13,000,000
Share repurchase program remaining amount			$ 1,200,000,000
Share repurchase authorization, shares remaining under prior share repurchase program			2.7
Common Stock
Class of Stock [Line Items]
1 for 5 reverse stock split	0.2

Changes in Outstanding Shares of Common Stock (Detail) In Thousands, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Class of Stock [Line Items]
Beginning balances	120,644	117,420	132,424
Stock option and benefit plans	2,436	1,104	642
Restricted stock plans	155	2,119	398
Reacquired shares	0	0	(16,044)
Other	13	1	0
Ending balances	123,248	120,644	117,420

Dividends Declared (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Jun. 29, 2013	Mar. 30, 2013	Dec. 29, 2012	Sep. 29, 2012	Jun. 30, 2012	Mar. 30, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Class of Stock [Line Items]
Common stock dividends declared									$ 61	$ 137	$ 275
Dividends per share amount declared	$ 0.125	$ 0.125	$ 0.125	$ 0.125	$ 0	$ 0.58	$ 0.58	$ 0	$ 0.5	$ 1.15	$ 2.3

Components of Accumulated Other Comprehensive Income (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Accumulated Other Comprehensive Income (Loss) [Line Items]
Balance at beginning of period	$ (144)
Business dispositions	75	772	1,305
Pension plan curtailment			5
Spin-off of Intl Coffee & Tea Business	3	(2,408)
Balance at end of period	(141)	(144)
Cumulative Translation Adjustment
Accumulated Other Comprehensive Income (Loss) [Line Items]
Balance at beginning of period	16	219	(106)
Business dispositions	(15)	127
Disposition of Household & Body Care businesses			55
Amortization of net actuarial loss and prior service credit	0	0	0
Net actuarial gain arising during the period	0	0	0
Pension plan curtailment	0	0	0
Spin-off of Intl Coffee & Tea Business	6	180
Other comprehensive income (loss) activity	(6)	(150)	270
Balance at end of period	1	16	219
Net Unrealized Gain (Loss) On Qualifying Cash Flow Hedges And Other
Accumulated Other Comprehensive Income (Loss) [Line Items]
Balance at beginning of period	8	6	(1)
Business dispositions	0	0
Disposition of Household & Body Care businesses			0
Amortization of net actuarial loss and prior service credit	0	0	0
Net actuarial gain arising during the period	0	0	0
Pension plan curtailment	0	0	0
Spin-off of Intl Coffee & Tea Business	0	0
Other comprehensive income (loss) activity	(8)	2	7
Balance at end of period	0	8	6
Pension/Postretirement Liability Adjustment
Accumulated Other Comprehensive Income (Loss) [Line Items]
Balance at beginning of period	(168)	(490)	(807)
Business dispositions	0	0
Disposition of Household & Body Care businesses			0
Amortization of net actuarial loss and prior service credit	(2)	(1)	16
Net actuarial gain arising during the period	27	(70)	326
Pension plan curtailment	1	24	25
Spin-off of Intl Coffee & Tea Business	0	343
Other comprehensive income (loss) activity	0	26	(50)
Balance at end of period	(142)	(168)	(490)
Accumulated Other Comprehensive Income (Loss)
Accumulated Other Comprehensive Income (Loss) [Line Items]
Balance at beginning of period	(144)	(265)	(914)
Business dispositions	(15)	127
Disposition of Household & Body Care businesses			55
Amortization of net actuarial loss and prior service credit	(2)	(1)	16
Net actuarial gain arising during the period	27	(70)	326
Pension plan curtailment	1	24	25
Spin-off of Intl Coffee & Tea Business	6	163
Other comprehensive income (loss) activity	(14)	(122)	227
Balance at end of period	$ (141)	$ (144)	$ (265)

Assumptions Used to Estimate Fair Value of Option Grants (Detail)	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Share Based Compensation [Line Items]
Weighted average expected lives	6 years	7 years	7 years 2 months 12 days
Weighted average risk-free interest rates	0.95%	1.37%	2.08%
Weighted average expected volatility	29.70%	28.10%	28.00%
Dividend yield	2.00%	2.50%	2.90%

Value of Stock-Based Compensation Awards Stock Options (Detail) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Share Based Compensation [Line Items]
Number of options exercisable at end of fiscal year	3,065	5,704	7,784
Weighted average exercise price of options exercisable at end of fiscal year	$ 24.92	$ 22.65	$ 26.38
Weighted average grant date fair value of options granted during the fiscal year	$ 6.08	$ 6.35	$ 5.29
Total intrinsic value of options exercised during the fiscal year	$ 22.9	$ 23.5	$ 8
Fair value of options that vested during the fiscal year	$ 0.3	$ 16.9	$ 4.5

Changes in Stock-Based Compensation Awards Stock Options (Detail) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Shares
Options outstanding at June 30, 2012	6,264
Granted, Shares	2,525
Exercised, Shares	(2,563)
Canceled / expired, Shares	(371)
Options outstanding at June 29, 2013	5,855	6,264
Options exercisable at June 29, 2013	3,065
Weighted Average Exercise Price
Options outstanding at June 30, 2012	$ 23.01
Granted, Weighted Average Exercise Price	$ 25.99
Exercised, Weighted Average Exercise Price	$ 19.34
Canceled / expired, Weighted Average Exercise Price	$ 27.16
Options outstanding at June 29, 2013	$ 25.59	$ 23.01
Options exercisable at June 29, 2013	$ 24.92	$ 22.65	$ 26.38
Weighted Average Remaining Contractual Term (years)
Options outstanding at June 30, 2012	6 years 3 months 18 days	3 years 2 months 12 days
Options outstanding at June 29, 2013	6 years 3 months 18 days	3 years 2 months 12 days
Options exercisable at June 30, 2012	3 years 9 months 18 days
Aggregate Intrinsic Value
Options outstanding at June 30, 2012, Aggregate Intrinsic Value	$ 38
Options outstanding at June 29, 2013, Aggregate Intrinsic Value	44	38
Options exercisable at June 29, 2013, Aggregate Intrinsic Value	$ 25

Value of Stock-Based Compensation Awards Restricted Stock Units (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Share Based Compensation [Line Items]
Fair value of share-based units that vested during the fiscal year	$ 4	$ 88	$ 42
Weighted average grant date fair value of share based units granted during the fiscal year	$ 25.02	$ 29.09	$ 23.4
Total compensation expense	13	35	41
Tax benefit on compensation expense	$ 5	$ 11	$ 15

Changes in Stock-Based Compensation Awards Restricted Stock Units (Detail) (USD $) Share data in Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Nonvested share
Nonvested share units, shares	340
Granted, shares	734
Vested, shares	(158)
Forfeited, shares	(71)
Nonvested share units, shares	845	340
Exercisable share units at June 30, 2012, shares	57
Weighted Average Grant Date
Nonvested share units, weighted average grant date fair value	$ 26.24
Granted, weighted average grant date fair value	$ 25.02	$ 29.09	$ 23.4
Vested, weighted average grant date fair value	$ 25.66
Forfeited, weighted average grant date fair value	$ 26.64
Nonvested share units, weighted average grant date fair value	$ 25.26	$ 26.24
Exercisable share units at June 30, 2012, weighted average grant date fair value	$ 22.07
Weighted Average Remaining Contractual
Nonvested share units, weighted average remaining contractual term (years)	1.6	0.7
Excercisable share units, weighted average remaining contractual term (years)	5.7
Aggregate Intrinsic Value
Nonvested share units, aggregate intrinsic value	28,000,000	10,000,000
Exercisable share units at June 30, 2012, Aggregate Intrinsic Value	$ 2,000,000

Stock-based Compensation Assumptions used to estimate fair values - Monte Carlo (Details)	12 Months Ended			3 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011	Jun. 29, 2013 Monte Carlo [Domain]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Dividend yield	2.00%	2.50%	2.90%	2.00%

Stock-based Compensation Stock Based Compensation Parenthetical Table (Details)	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Monte Carlo [Member]
Fair Value Assumptions
Range Of Risk Free Interest Rates Minimum	0.28%
Range Of Risk Free Interest Rates Maximum	0.35%
Range Of Expected Volatility Minimum	24.00%
Range Of Expected Volatility Maximum	25.00%
Range of TSR Minimum	7.30%
Range of Initial TSR Maximum	13.10%
Black-Scholes [Domain]
Fair Value Assumptions
Range Of Risk Free Interest Rates Minimum	0.94%	1.28%	1.91%
Range Of Risk Free Interest Rates Maximum	1.03%	1.38%	2.66%
Range Of Expected Volatility Minimum	29.70%	28.10%	27.30%
Range Of Expected Volatility Maximum	30.00%	28.30%	30.00%

Stock-Based Compensation - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
Jun. 29, 2013
Share-based Compensation Information
Shares available for future grant	20.3
Minimum
Share-based Compensation Information
Stock Unit Awards, incent performance and retention period	1 year
Maximum
Share-based Compensation Information
Stock Unit Awards, incent performance and retention period	3 years
Stock Option
Share-based Compensation Information
Terms of exercised options, maximum, in years	10 years
Proceeds from stock options exercised	47
Unrecognized compensation expense related to stock option plans	10.1
Weighted average recognition period	0 years 10 months 24 days
Restricted Stock Units
Share-based Compensation Information
Unrecognized compensation expense related to stock option plans	12
Weighted average recognition period	1 year 9 months 18 days

Employee Stock Ownership Plans ESOP - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Employee Stock Ownership Plan (ESOP) Disclosures [Line Items]
Unallocated shares in ESOP	3	5
ESOP related expenses	$ 5	$ 14	$ 15
Payments to ESOP	$ 10	$ 6	$ 23

Earnings Per Share - Additional Information (Detail) In Thousands, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Earnings Per Share [Line Items]
Anti-dilutive stock option	2,200	847	6,200

Reconciliation Between Net Income Loss Per Share Basic And Diluted (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Jun. 29, 2013	Mar. 30, 2013	Dec. 29, 2012	Sep. 29, 2012	Jun. 30, 2012	Mar. 30, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Earnings Per Share [Line Items]
Income (loss) from continuing operations attributable to Hillshire Brands	$ 35	$ 42	$ 58	$ 49	$ (62)	$ 27	$ 10	$ 5	$ 184	$ (20)	$ 58
Net income from discontinued operations attributable to Hillshire Brands									68	865	1,205
Net income attributable to Hillshire Brands									$ 252	$ 845	$ 1,263
Average shares outstanding - basic									123	119	124
Dilutive effect of stock compensation									0	0	1
Diluted shares outstanding									123	119	125
Income (loss) from continuing operations	$ 0.29	$ 0.34	$ 0.47	$ 0.4	$ (0.52)	$ 0.23	$ 0.09	$ 0.04	$ 1.5	$ (0.16)	$ 0.47
Income from discontinued operations, per common share - Basic									$ 0.55	$ 7.29	$ 9.69
Net income, per common share - Basic									$ 2.05	$ 7.13	$ 10.16
Income (loss) from continuing operations	$ 0.28	$ 0.34	$ 0.47	$ 0.4	$ (0.52)	$ 0.23	$ 0.09	$ 0.04	$ 1.49	$ (0.16)	$ 0.46
Income from discontinued operations, per common share - Diluted									$ 0.55	$ 7.29	$ 9.65
Net income, per common share - Diluted									$ 2.04	$ 7.13	$ 10.11

Composition of Corporation Long-Term Debt Which Includes Capital Lease Obligations (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012
Debt Instrument [Line Items]
Total senior debt	$ 941	$ 928
Obligations under capital lease	0	2
Other debt	11	15
Total debt	952	945
Unamortized discounts	(1)	(1)
Total long-term debt	951	944
Less current portion	(19)	(5)
Long-term debt	932	939
10% Zero Coupon Notes
Debt Instrument [Line Items]
Debt instrument year of maturity	2014
Total senior debt	18	16
10%-14.25% Zero Coupon Notes
Debt Instrument [Line Items]
Debt instrument year of maturity	2015
Total senior debt	93	82
2.75% Notes
Debt Instrument [Line Items]
Debt instrument year of maturity	2016
Total senior debt	400	400
4.1% Notes
Debt Instrument [Line Items]
Debt instrument year of maturity	2021
Total senior debt	278	278
6.125% Notes
Debt Instrument [Line Items]
Debt instrument year of maturity	2033
Total senior debt	$ 152	$ 152

Selected Data on Corporation Short-Term Obligations (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Debt Instrument [Line Items]
Maximum month-end borrowings	$ 0	$ 335	$ 503
Average borrowings during the year	0	97	242
Year-end borrowings	$ 0	$ 0	$ 198
Weighted average interest rate during the year	0.00%	0.34%	0.31%
Weighted average interest rate at year-end	0.00%	0.00%	0.30%

Debt Instruments Parenthetical Debt Instruments (Details) (USD $) In Millions, unless otherwise specified	Jun. 29, 2013
Debt Instrument [Line Items]
10% zero coupon notes face value	$ 19
10%-14.25% zero coupon rate face value	$ 105
Maximum [Domain]
Debt Instrument [Line Items]
10% zero coupon notes	10.00%
10%-14.25% zero coupon rate	14.25%
2.75% notes	2.75%
4.1% notes	4.10%
6.125% notes	6.13%
Minimum [Domain]
Debt Instrument [Line Items]
10% zero coupon notes	10.00%
10%-14.25% zero coupon rate	10.00%
2.75% notes	2.75%
4.1% notes	4.10%
6.125% notes	6.13%

Debt Instruments - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	1 Months Ended	12 Months Ended					12 Months Ended		12 Months Ended								1 Months Ended
	Apr. 30, 2012	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011	Jun. 30, 2012 Old Revolving Credit Facility	Jun. 29, 2013 Revolving Credit Facility	Jun. 29, 2013 Maximum	Apr. 30, 2012 Maximum	Jun. 29, 2013 Minimum	May 31, 2012 Senior Notes	May 31, 2012 3.60% Senior Notes	May 31, 2012 3.81% Senior Notes	May 31, 2012 4.03% Senior Notes	May 31, 2012 4.20% Senior Notes	Apr. 30, 2012 6.125% Senior Notes	Apr. 30, 2012 4.10% Senior Notes	Apr. 30, 2012 3.875% Senior Notes
Debt Instrument [Line Items]
Senior notes issued, amount										$ 650	$ 232	$ 120	$ 124	$ 174
Debt instrument interest rate											3.60%	3.81%	4.03%	4.20%
Tender offer for aggregate principal amount of three series outstanding debt securities: 6.125% Notes due 2032, 4.10% Notes due 2020 and 2.75% Notes due 2015								470
Debt Tender Offer Aggregate Principal Amount Tendered due Nov. 2032	6.13%
Debt Tender Offer Aggregate Principal Amount Tendered due Nov. 2020	4.10%
Debt Tender Offer Aggregate Principal Amount Tendered due Nov. 2015	2.75%
Notes purchase price															348.4	121.6
Notes due 2032 purchase price interest rate			6.13%
Notes due 2020 purchase price interest rate			4.10%
Charge associated with the early extinguishment of debt	26	0	(39)	(55)													13
Debt Obligation Transferred With Spin Off			650
Redemption of senior notes																	500
Redemption of Senior Interest Notes - Interest Rate	3.88%
Payments required on long-term debt during the year ending 2014		19
Payments required on long-term debt during the year ending 2015		93
Payments required on long-term debt during the year ending 2016		400
Payments required on long-term debt during the year ending 2017		0
Payments required on long-term debt during the year ending 2018		0
Cash interest payments		35	73	99
Revolving credit facility, amount					1,200	750
Credit facility annual fee		0.15%
Letters of credit outstanding		$ 57
Interest coverage ratio covenant							2		1
Interest coverage ratio							9		1
Financial covenants, required leverage ratio							3.5		1
Leverage ratio							2.1		1

Book Value of Capital Lease Assets (Detail) (USD $) In Millions, unless otherwise specified	Jun. 29, 2013	Jun. 30, 2012
Leases Disclosure [Line Items]
Gross book value of capital lease assets included in property	$ 3	$ 4
Net book value of capital lease assets included in property	$ 0	$ 2

Future Minimum Lease Payments by Year and in Aggregate (Detail) (USD $)	Jun. 29, 2013
Leases Disclosure [Line Items]
Capital leases, future minimum payments due 2014	$ 0
Capital leases, future minimum payments due 2015	0
Capital leases, future minimum payments due 2016	0
Capital leases, future minimum payments due 2017	0
Capital leases, future minimum payments due 2018	0
Capital leases, future minimum payments due thereafter	0
Total minimum lease payments	0
Amounts representing interest	0
Present value of net minimum payments	0
Current portion	0
Noncurrent portion	0
Operating leases, future minimum payments due 2014	19,000,000
Operating leases, future minimum payments due 2015	15,000,000
Operating leases, future minimum payments due 2016	11,000,000
Operating leases, future minimum payments due 2017	10,000,000
Operating leases, future minimum payments due 2018	9,000,000
Operating leases, future minimum payments due thereafter	77,000,000
Operating leases, future minimum payments due, total	$ 141,000,000

Lease Depreciation And Expense (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Leases Disclosure [Line Items]
Depreciation of capital lease assets	$ 2	$ 1	$ 1
Rental expense under operating leases	$ 23	$ 22	$ 27

Leases - Additional Information (Detail)	12 Months Ended
Jun. 29, 2013
Building and Building Improvements | Minimum
Leases Disclosure [Line Items]
Lease term	10
Building and Building Improvements | Maximum
Leases Disclosure [Line Items]
Lease term	15
Machinery and Equipment | Maximum
Leases Disclosure [Line Items]
Lease term	7

Contingencies and Commitments - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011	Jul. 03, 2010	Jul. 01, 2006
Commitments and Contingencies [Line Items]
Loss related to litigation settlement					$ 80
Regular scheduled contributions to multi-employer pension plans	1	2	3
Potential amount of payment for leases on property operators in default, maximum	18
Minimum annual rentals due in 2014	9
minimum annual rentals due in 2015	8
Minimum annual rentals due in 2016	1
Minimum annual rentals due in 2017	0
Minumim annual rentals due Thereafter	0
Letter of credit	7
Maximum potential guarantee on third party debt	16
Mexican tax indemnification	$ 10			$ (26)

Notional Values of Derivative Instruments (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013		Jun. 30, 2012
Currency Swap
Derivative [Line Items]
Foreign Currency Contracts, Notional Amount	$ 0	[1]	$ (40)	[1]
Derivative, Notional Amount [Abstract]
Number Of Months Of Hedge Coverage	0	[1]
Commodity Future Contracts | Grains and Oilseeds
Derivative [Line Items]
Commodity Contracts, Notional Amount	34	[2]	56	[2]
Derivative, Notional Amount [Abstract]
Number Of Months Of Hedge Coverage	0	[2]
Commodity Future Contracts | Energy
Derivative [Line Items]
Commodity Contracts, Notional Amount	29	[2]	27	[2]
Derivative, Notional Amount [Abstract]
Number Of Months Of Hedge Coverage	0	[2]
Commodity Future Contracts | Other Commodities
Derivative [Line Items]
Commodity Contracts, Notional Amount	$ 20	[2]	$ 25	[2]
Derivative, Notional Amount [Abstract]
Number Of Months Of Hedge Coverage	0	[2]

[1]	The notional value is calculated using the exchange rates as the reporting date.
[2]	2 Commodity futures contracts are determined by the notional cost of the contract.

Fair Value of Long Term Debt Including Current Portion (Detail) (USD $) In Millions, unless otherwise specified	Jun. 29, 2013	Jun. 30, 2012
Financial Instruments [Line Items]
Fair Value of Long-term debt	$ 981	$ 1,004
Total long-term debt	$ 951	$ 945

Information on Location and Amounts of Derivative Fair Values in Condensed Consolidated Balance Sheet (Detail) (USD $)	Jun. 29, 2013		Jun. 30, 2012
Other Current Assets
Derivative [Line Items]
Total fair value of asset derivatives	$ 0
Total fair value of liability derivatives			1,000,000
Other Current Assets | Designated as Hedging Instrument | Foreign Exchange Contract
Derivative [Line Items]
Total fair value of asset derivatives	0	[1]
Total fair value of liability derivatives			0	[1]
Other Current Assets | Not Designated as Hedging Instrument | Foreign Exchange Contract
Derivative [Line Items]
Total fair value of asset derivatives	0	[1]
Total fair value of liability derivatives			1,000,000	[1]
Accrued Liabilities-Other
Derivative [Line Items]
Total fair value of liability derivatives	0		40,000,000
Accrued Liabilities-Other | Designated as Hedging Instrument | Foreign Exchange Contract
Derivative [Line Items]
Total fair value of liability derivatives	0	[1]	40,000,000	[1]
Accrued Liabilities-Other | Not Designated as Hedging Instrument | Foreign Exchange Contract
Derivative [Line Items]
Total fair value of liability derivatives	$ 0	[1]	$ 0	[1]

[1]	1 Categorized as level 2: Fair value of level 2 assets and liabilities as of June 30, 2012 are $1 million and $40 million, respectively.

Information Relating to Cash Flow Hedges Net Investment Hedges Fair Value Hedges and Other Derivatives not Designated as Hedging Instruments (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013		Jun. 30, 2012
Cash Flow Hedging
Derivative [Line Items]
Amount of gain (loss) recognized in other comprehensive income (OCI)	$ 6	[1]	$ 5	[1]
Amount of gain (loss) reclassified from AOCI into earnings	18	[1],[2]	1	[1],[2]
Amount of ineffectiveness recognized in earnings	(1)	[3],[4]	0	[3],[4]
Amount of gain (loss) expected to be reclassified into earnings during the next twelve months	(2)		10
Net Investment Hedging
Derivative [Line Items]
Amount of gain (loss) recognized in other comprehensive income (OCI)	0	[1]	604	[1]
Amount of gain (loss) recognized from OCI into earnings	0	[5]	(446)	[5]
Amount of gain (loss) recognized from OCI into spin-off dividend	0	[6]	324	[6]
Fair Value Hedging
Derivative [Line Items]
Amount of derivative gain (loss) recognized in earnings	0	[7]	1	[7]
Amount of Hedged Item gain (loss) recognized in earnings	0	[7]	4	[7]
Not Designated as Hedging Instrument
Derivative [Line Items]
Amount of gain (loss) recognized in Cost of Sales	(2)		(2)
Amount of gain (loss) recognized in SG&A	2		(15)
Interest Rate Contract | Cash Flow Hedging
Derivative [Line Items]
Amount of gain (loss) recognized in other comprehensive income (OCI)	0	[1]	(8)	[1]
Amount of gain (loss) reclassified from AOCI into earnings	0	[1],[2]	(3)	[1],[2]
Amount of ineffectiveness recognized in earnings	0	[3],[4]	0	[3],[4]
Amount of gain (loss) expected to be reclassified into earnings during the next twelve months	0		0
Interest Rate Contract | Net Investment Hedging
Derivative [Line Items]
Amount of gain (loss) recognized in other comprehensive income (OCI)	0	[1]	0	[1]
Amount of gain (loss) recognized from OCI into earnings	0	[5]	0	[5]
Amount of gain (loss) recognized from OCI into spin-off dividend	0	[6]	0	[6]
Interest Rate Contract | Fair Value Hedging
Derivative [Line Items]
Amount of derivative gain (loss) recognized in earnings	0	[7]	1	[7]
Amount of Hedged Item gain (loss) recognized in earnings	0	[7]	4	[7]
Interest Rate Contract | Not Designated as Hedging Instrument
Derivative [Line Items]
Amount of gain (loss) recognized in Cost of Sales	0		0
Amount of gain (loss) recognized in SG&A	0		0
Foreign Exchange Contract | Cash Flow Hedging
Derivative [Line Items]
Amount of gain (loss) recognized in other comprehensive income (OCI)	0	[1]	0	[1]
Amount of gain (loss) reclassified from AOCI into earnings	0	[1],[2]	2	[1],[2]
Amount of ineffectiveness recognized in earnings	0	[3],[4]	(2)	[3],[4]
Amount of gain (loss) expected to be reclassified into earnings during the next twelve months	0		0
Foreign Exchange Contract | Net Investment Hedging
Derivative [Line Items]
Amount of gain (loss) recognized in other comprehensive income (OCI)	0	[1]	604	[1]
Amount of gain (loss) recognized from OCI into earnings	0	[5]	(446)	[5]
Amount of gain (loss) recognized from OCI into spin-off dividend	0	[6]	324	[6]
Foreign Exchange Contract | Fair Value Hedging
Derivative [Line Items]
Amount of derivative gain (loss) recognized in earnings	0	[7]	0	[7]
Amount of Hedged Item gain (loss) recognized in earnings	0	[7]	0	[7]
Foreign Exchange Contract | Not Designated as Hedging Instrument
Derivative [Line Items]
Amount of gain (loss) recognized in Cost of Sales	0		0
Amount of gain (loss) recognized in SG&A	0		(15)
Commodity Contract | Cash Flow Hedging
Derivative [Line Items]
Amount of gain (loss) recognized in other comprehensive income (OCI)	6	[1]	13	[1]
Amount of gain (loss) reclassified from AOCI into earnings	18	[1],[2]	2	[1],[2]
Amount of ineffectiveness recognized in earnings	(1)	[3],[4]	2	[3],[4]
Amount of gain (loss) expected to be reclassified into earnings during the next twelve months	(2)		10
Commodity Contract | Net Investment Hedging
Derivative [Line Items]
Amount of gain (loss) recognized in other comprehensive income (OCI)	0	[1]	0	[1]
Amount of gain (loss) recognized from OCI into earnings	0	[5]	0	[5]
Amount of gain (loss) recognized from OCI into spin-off dividend	0	[6]	0	[6]
Commodity Contract | Fair Value Hedging
Derivative [Line Items]
Amount of derivative gain (loss) recognized in earnings	0	[7]	0	[7]
Amount of Hedged Item gain (loss) recognized in earnings	0	[7]	0	[7]
Commodity Contract | Not Designated as Hedging Instrument
Derivative [Line Items]
Amount of gain (loss) recognized in Cost of Sales	(2)		(2)
Amount of gain (loss) recognized in SG&A	$ 2		$ 0

[1]	1 Effective Portion
[2]	2 Gain (loss) reclassified from AOCI into earnings is reported in interest or debt extinguishment , for interest rate swaps, in selling, general, and administrative (SG&A) expenses for foreign exchange contracts and in cost of sales for commodity contracts.
[3]	3 Gain (loss) recognized in earnings is related to the ineffective portion and amounts excluded from the assessment of hedge effectiveness.
[4]	4 Gain (loss) recognized in earnings is reported in interest expense for foreign exchange contract and SG&A expenses for commodity contracts.
[5]	6 The gain (loss) recognized from OCI into earnings is reported in gain on sale of discontinued operations.
[6]	7 The gain/(loss) recognized from OCI into the spin-off dividend is reported in Retained Earnings as a result of the spin-off
[7]	5 The amount of gain (loss) recognized in earnings on the derivative contracts and the related hedged item is reported in interest or debt extinguishment, for the interest rate contracts and SG&A for the foreign exchange contracts.

Financial Instruments - Additional Information (Detail) (USD $)	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012
Derivative [Line Items]
Trade accounts receivable	$ 219,000,000	$ 248,000,000
Fair value of level 2 assets		0
Fair value of level 2 liabilities		40
Offsetting Cross Currency Swap
Derivative [Line Items]
Payments for settlement of derivatives	40,000,000
Notional value of derivatives		229,000,000
Highly Leveraged Trade Accounts Receivable
Derivative [Line Items]
Trade accounts receivable	60,000,000	52,000,000
Credit Risk Contract
Derivative [Line Items]
Collateral required if credit-risk related features are triggered		$ 40,000,000
Cash Flow Hedging
Derivative [Line Items]
Minimum correlation rate of commodity instrument and underlying hedges	80.00%
Maximum correlation rate of commodity instrument and underlying hedges	125.00%

Weighted Average Actuarial Assumptions Used in Measuring Net Periodic Benefit Cost and Plan Obligations - Pension Plan (Detail)	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Defined Benefit Plan Disclosure [Line Items]
Net periodic benefit cost, Discount rate	4.20%	5.50%	5.40%
Net periodic benefit cost, Long-term rate of return on plan assets	6.20%	6.50%	7.30%
Plan obligations, Discount rate	4.80%	4.20%	5.50%

Components of Net Periodic Benefit Cost for Continuing Operations (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Defined Benefit Plan Disclosure [Line Items]
Interest cost	$ 70	$ 73
Settlement gain (loss)	(1)
Net periodic benefit cost (income)		(12)
Pension Plans, Defined Benefit
Defined Benefit Plan Disclosure [Line Items]
Service Cost Continuing Operations	11	9	7
Interest cost	70	73	73
Expected return on assets	(92)	(86)	(81)
Defined Benefit Plan, Amortization of Prior Service Cost (Credit)	1	1	1
Amortization of net actuarial loss	4	3	13
Settlement gain (loss)	6	1	0
Net periodic benefit cost (income)	$ 0	$ 1	$ 13

Funded Status of Defined Benefit Pension Plans (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2012	Jun. 01, 2011
Defined Benefit Plan Disclosure [Line Items]
Beginning of year	$ 1,680		$ 1,680	$ 1,377
Service cost	11	9
Interest cost	70	73
Plan amendments/Other	1	1
Net benefits paid	81	73
Defined Benefit Plan, Actuarial Gain (Loss)	(123)	294
Defined Benefit Plan, Settlements, Benefit Obligation	4	0
Foreign exchange	0	(1)
End of year	1,562	1,680	1,680	1,377
Beginning of year	1,515		1,515	1,259
Actual return on plan assets	(3)	321
Employer contributions	8	9
Benefits paid	81	73
Foreign exchange	0	(1)
End of year	1,439	1,515	1,515	1,259
Defined Benefit Plan, Funded Status of Plan	(123)	(165)
Noncurrent asset	1	5
Accrued liabilities	(5)	(4)
Pension obligation	(119)	(166)
Net asset (liability) recognized	(123)	(165)
Unamortized prior service cost	7	7
Unamortized actuarial loss, net	228	263
Total	$ 235	$ 270

Accumulated Benefit Obligation and Fair Value of Plan Assets (Detail) (USD $) In Millions, unless otherwise specified	Jun. 29, 2013	Jun. 30, 2012
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligation	$ 1,555	$ 1,351
Accumulated benefit obligation	1,555	1,350
Fair value of plan assets	$ 1,431	$ 1,180

Fair Value of Pension Plan Assets (Detail) (USD $)	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2012	Jun. 01, 2011
Defined Benefit Plan Disclosure [Line Items]
Equity Securities	$ 187,000,000
Fixed Income Securities	1,210,000,000	1,355,000,000
Total fair value of assets	1,439,000,000	1,515,000,000	1,515,000,000	1,259,000,000
U.S. Securities
Defined Benefit Plan Disclosure [Line Items]
Equity Securities	85,000,000
Non-U.S. Securities
Defined Benefit Plan Disclosure [Line Items]
Equity Securities	102,000,000	38,000,000
US Government Agencies Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fixed Income Securities	256,000,000	247,000,000
Corporate Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fixed Income Securities	503,000,000	593,000,000
U.S. Pooled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fixed Income Securities	122,000,000	168,000,000
Non-U.S. Pooled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fixed Income Securities	5,000,000	6,000,000
Bond Fund [Member]
Defined Benefit Plan Disclosure [Line Items]
Fixed Income Securities	324,000,000	341,000,000
Real Estate
Defined Benefit Plan Disclosure [Line Items]
Other Assets Category	23,000,000	21,000,000
Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Other Assets Category	6,000,000	14,000,000
Derivative [Member]
Defined Benefit Plan Disclosure [Line Items]
Other Assets Category	0	83,000,000
Other Assest Category [Member]
Defined Benefit Plan Disclosure [Line Items]
Other Assets Category	13,000,000	4,000,000
Fair Value, Inputs, Level 1
Defined Benefit Plan Disclosure [Line Items]
Equity Securities	187,000,000
Fixed Income Securities	1,210,000,000	1,355,000,000
Total fair value of assets	1,439,000,000	1,506,000,000
Fair Value, Inputs, Level 1 | U.S. Securities
Defined Benefit Plan Disclosure [Line Items]
Equity Securities	85,000,000
Fair Value, Inputs, Level 1 | Non-U.S. Securities
Defined Benefit Plan Disclosure [Line Items]
Equity Securities	102,000,000	38,000,000
Fair Value, Inputs, Level 1 | US Government Agencies Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fixed Income Securities	256,000,000	247,000,000
Fair Value, Inputs, Level 1 | Corporate Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fixed Income Securities	503,000,000	593,000,000
Fair Value, Inputs, Level 1 | U.S. Pooled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fixed Income Securities	122,000,000	168,000,000
Fair Value, Inputs, Level 1 | Non-U.S. Pooled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fixed Income Securities	5,000,000	6,000,000
Fair Value, Inputs, Level 1 | Bond Fund [Member]
Defined Benefit Plan Disclosure [Line Items]
Fixed Income Securities	324,000,000	341,000,000
Fair Value, Inputs, Level 1 | Real Estate
Defined Benefit Plan Disclosure [Line Items]
Other Assets Category	23,000,000	21,000,000
Fair Value, Inputs, Level 1 | Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Other Assets Category	6,000,000	14,000,000
Fair Value, Inputs, Level 1 | Derivative [Member]
Defined Benefit Plan Disclosure [Line Items]
Other Assets Category	0	74,000,000
Fair Value, Inputs, Level 1 | Other Assest Category [Member]
Defined Benefit Plan Disclosure [Line Items]
Other Assets Category	13,000,000	4,000,000
Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Equity Securities	0
Fixed Income Securities	0	0
Total fair value of assets	0	9,000,000
Fair Value, Inputs, Level 2 [Member] | U.S. Securities
Defined Benefit Plan Disclosure [Line Items]
Equity Securities	0
Fair Value, Inputs, Level 2 [Member] | Non-U.S. Securities
Defined Benefit Plan Disclosure [Line Items]
Equity Securities	0	0
Fair Value, Inputs, Level 2 [Member] | US Government Agencies Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fixed Income Securities	0	0
Fair Value, Inputs, Level 2 [Member] | Corporate Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fixed Income Securities	0	0
Fair Value, Inputs, Level 2 [Member] | U.S. Pooled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fixed Income Securities	0	0
Fair Value, Inputs, Level 2 [Member] | Non-U.S. Pooled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fixed Income Securities	0	0
Fair Value, Inputs, Level 2 [Member] | Bond Fund [Member]
Defined Benefit Plan Disclosure [Line Items]
Fixed Income Securities	0
Fair Value, Inputs, Level 2 [Member] | Real Estate
Defined Benefit Plan Disclosure [Line Items]
Other Assets Category	0	0
Fair Value, Inputs, Level 2 [Member] | Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Other Assets Category	0	0
Fair Value, Inputs, Level 2 [Member] | Derivative [Member]
Defined Benefit Plan Disclosure [Line Items]
Other Assets Category	0	9,000,000
Fair Value, Inputs, Level 2 [Member] | Other Assest Category [Member]
Defined Benefit Plan Disclosure [Line Items]
Other Assets Category	$ 0	$ 0

Percentage Allocation of Pension Plan Asset (Detail)	Jun. 29, 2013	Jun. 30, 2012
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Actual Plan Asset Allocations	100.00%	100.00%
Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Actual Plan Asset Allocations	13.00%	6.00%
Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Actual Plan Asset Allocations	84.00%	91.00%
Real Estate
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Actual Plan Asset Allocations	2.00%	1.00%
Cash And Other
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Actual Plan Asset Allocations	1.00%	2.00%

Company Participation in Multi Employer Plan (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Multiemployer Plans [Line Items]
Multiemployer Plans Surcharge Imposed	10.00%
Bakery And Confectionery Union And Industry International Pension Fund
Multiemployer Plans [Line Items]
Multiemployer Plan, Period Contributions	$ 1	$ 2	$ 2
All Other Multiemployer Plans
Multiemployer Plans [Line Items]
Multiemployer Plan, Period Contributions	$ 0	$ 0	$ 1

Defined Benefit Pension Plans - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended									12 Months Ended					0 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011	Jul. 02, 2012	Jun. 01, 2011	Jun. 29, 2013 Debt Securities [Member]	Jun. 30, 2012 Debt Securities [Member]	Jun. 29, 2013 Equity Securities [Member]	Jun. 30, 2012 Equity Securities [Member]	Jun. 30, 2012 North American Fresh Bakery	Jun. 29, 2013 Canadian Pension Plans [Member]	Jun. 29, 2013 Pension Plans, Defined Benefit	Jun. 30, 2012 Pension Plans, Defined Benefit	Jul. 02, 2011 Pension Plans, Defined Benefit	Nov. 04, 2011 Pension Plans, Defined Benefit North American Fresh Bakery
Defined Benefit Plan, Recognized Net Gain (Loss) Due to Settlements and Curtailments [Abstract]
Defined Benefit Plan, Actuarial Gain (Loss)	$ (123)	$ 294									$ 1
Settlement gain (loss)	(1)									(36)		6	1	0	(36)
Payout of Surplus of Plan Assets in an Overfunded Position	4
Defined Benefit Plan, Recognized Net Gain (Loss) Due to Curtailments			5
Defined Benefit Plan, Net Periodic Benefit Cost		(12)										0	1	13
Defined Benefit Plan, Amortization of Prior Service Cost (Credit)												1	1	1
Defined Benefit Plan, Amortization of Gains (Losses)												4	3	13
Decrease in Plan Assets	(76)
Defined Benefit Plan, Funded Status of Plan [Abstract]
Defined Benefit Plan, Funded Status of Plan	(123)	(165)
Increase (Decrease) in Pension Plan Obligations	(118)
Defined Benefit Plan, Information about Plan Assets [Abstract]
Defined Benefit Plan, Actual Plan Asset Allocations	100.00%	100.00%				84.00%	91.00%	13.00%	6.00%
Defined Benefit Plan, Expected Future Benefit Payments, Fiscal Year Maturity [Abstract]
Future plan benefit payments 2014	71
Future plan benefit payments 2015	73
Future plan benefit payments 2016	76
Future plan benefit payments 2017	79
Future plan benefit payments 2018	82
Defined Benefit Plan, Expected Future Benefit Payments, Five Fiscal Years Thereafter	454
Defined Benefit Plan, Estimated Future Employer Contributions in Next Fiscal Year	5
Defined Contribution Pension and Other Postretirement Plans Disclosure [Abstract]
Defined Contribution Plan, Cost Recognized	25	21	27
Multiemployer Plans [Abstract]
Multiemployer Plans Withdrawal liability	5.00%
Defined Benefit Plan, Benefit Obligation	1,562	1,680		1,680	1,377
Regular scheduled contributions to multi-employer pension plans	$ 1	$ 2	$ 3

Weighted Average Actuarial Assumptions Used in Measuring Net Periodic Benefit Cost and Plan Obligations - Postretirement Health-Care and Life-Insurance Plans (Detail)	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Defined Benefit Plan Disclosure [Line Items]
Net periodic benefit cost Discount rate	4.20%	5.50%	5.40%
Plan obligations Discount rate	4.80%	4.20%	5.50%
Postretirement Medical And Life Insurance
Defined Benefit Plan Disclosure [Line Items]
Net periodic benefit cost Discount rate	0.00%	0.00%	5.10%
Plan obligations Discount rate	440000000.00%	380000000.00%	530000000.00%
Health-care cost trend assumed for the next year	750000000.00%	750000000.00%	800000000.00%
Rate to which the cost trend is assumed to decline	500000000.00%	500000000.00%	500000000.00%
Year that rate reaches the ultimate trend rate	2018	2017	2017

Effect of One Percent Change in Health Care Trend Rates (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
Jun. 29, 2013
Pension And Other Postretirement Benefits Disclosure [Line Items]
Effect on total service and interest components, One Percentage Point Increase	$ 1
Effect on postretirement benefit obligation, One Percentage Point Increase	9
Effect on total service and interest components, One Percentage Point Decrease	(1)
Effect on postretirement benefit obligation, One Percentage Point Decrease	$ (8)

Postretirement Health-care and Life-insurance Plans Components of Deferred Benefit Net Periodic Cost (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Net Periodic Benefit Cost		$ (12)
Postretirement Medical, Interest Cost	70	73
Postretirement Health Care And Life Insurance Plan [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Net Periodic Benefit Cost	(3)	(3)	(2)
Service Cost Continuing Operations	2	2	2
Postretirement Medical, Interest Cost	4	3	5
Defined Benefit Plan, Amortization of Gains (Losses)	$ (9)	$ (8)	$ (9)

Funded Status of Postretirement Health-Care and Life Insurance Plans (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011	Jul. 02, 2012	Jun. 01, 2011
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Net Periodic Benefit Cost		$ (12)
Document Fiscal Year Focus	2013
Segment Reporting Information, Intersegment Revenue	0	(6)	(12)
Beginning of year	1,680			1,680	1,377
Service cost	11	9
Postretirement Medical, Interest Cost	70	73
Net benefits paid	81	73
Postretirement Medical Defined Benefit Plan, Actuarial Gain (Loss)	(123)	294
End of year	1,562	1,680		1,680	1,377
Fair value of plan assets	1,439	1,515		1,515	1,259
Postretirement Medical Defined Benefit Plan, Funded Status of Plan	(123)	(165)
Accrued liabilities	(5)	(4)
Postretirement Mdeical Other liabilities	119	166
Unamortized prior service credit	7	7
Unamortized net actuarial loss	228	263
Total	235	270
Net Periodic Benefit Cost and Funded Status [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Net Periodic Benefit Cost	(3)	(3)	(2)
Postretirement Medical, Interest Cost	4	3	5
Postretirement Medical And Life Insurance
Defined Benefit Plan Disclosure [Line Items]
Beginning of year	101			101	84
Service cost	3	2
Postretirement Medical, Interest Cost	4	3
Net benefits paid	5	8
Plan participant contributions	1	2
Postretirement Medical Defined Benefit Plan, Actuarial Gain (Loss)	(14)	18
End of year	90	101		101	84
Fair value of plan assets	1	1
Postretirement Medical Defined Benefit Plan, Funded Status of Plan	(89)	(100)
Accrued liabilities	6	6
Postretirement Mdeical Other liabilities	(83)	(94)
Total liability recognized	89	100
Unamortized prior service credit	(20)	(29)
Unamortized net actuarial loss	10	25
Unamortized net initial asset	0	(1)
Total	$ (10)	$ (5)

Postretirement Health-Care and Life-Insurance Plans - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 28, 2014	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Net Periodic Benefit Cost			$ (12)
Minimum age for eligibility for postretirement benefits		55
Postretirement benefits, requisite service period		10
Amortization of prior service cost	8
Amortization of net actuarial loss	1
Future plan benefit payments 2014		71
Future plan benefit payments 2015		73
Future plan benefit payments 2016		76
Future plan benefit payments 2017		79
Future plan benefit payments 2018		82
Future plan benefit payments from 2019 to 2023		454
Medicare Part D subsidy		1		1
Net Periodic Benefit Cost and Funded Status [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Net Periodic Benefit Cost		(3)	(3)	(2)
Postretirement Medical And Life Insurance
Defined Benefit Plan Disclosure [Line Items]
Future plan benefit payments 2014		7
Future plan benefit payments 2015		6
Future plan benefit payments 2016		6
Future plan benefit payments 2017		6
Future Plan Benefit Payments 2015 - 2017		6
Future plan benefit payments 2018		7
Future plan benefit payments from 2019 to 2023		$ 36

Reconciliation of US Statutory Tax Rate to Worldwide Effective Tax Rate (Detail)	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Income Taxes [Line Items]
United States	99.70%	(97.90%)	99.50%
Foreign	0.30%	(2.10%)	0.50%
Total	100.00%	(100.00%)	100.00%
Tax expense (benefit) at U.S. statutory rate	35.00%	(35.00%)	35.00%
State Income Taxes	2.00%	0.40%	2.60%
Finalization of tax reviews and audits and changes in estimate on tax contingencies	(210.00%)	(230.00%)	400.00%
Domestic Production Deduction	160.00%	0.00%	380.00%
Employee Benefit Deductions	150.00%	850.00%	460.00%
Non-Taxable Indemnification Agreements	(170.00%)	(2200.00%)	0.00%
Non-Deductible Professional Fees	20.00%	2890.00%	350.00%
Tax provision adjustments	160.00%	650.00%	480.00%
Other, net	(70.00%)	80.00%	(10.00%)
Taxes at effective worldwide tax rates	28.10%	(44.20%)	31.80%

Current and Deferred Tax Provisions (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Income Taxes [Line Items]
U.S.- Current	$ 27	$ (17)	$ (6)
Foreign - Current	0	0	1
State - Current	3	3	5
Total - Current	30	(14)	0
U.S. - Deferred	38	2	29
Foreign - Deferred	0	0	0
State - Deferred	4	(3)	(2)
Total - Deferred	$ 42	$ (1)	$ 27

Components of Deferred Tax Liabilities Assets (Detail) (USD $) In Millions, unless otherwise specified	Jun. 29, 2013	Jun. 30, 2012
Income Taxes [Line Items]
Pension liability	$ 52	$ 73
Employee benefits	90	113
Nondeductible reserves	54	63
Net operating loss and other tax carryforwards	51	49
Other	28	16
Gross deferred tax (assets)	275	314
Less valuation allowances	58	60
Net deferred tax (assets)	217	254
Property, plant and equipment	93	69
Intangibles	33	35
Unrepatriated earnings		623
Deferred tax liabilities	126	104
Total net deferred tax (assets) liabilities	$ 91	$ 150

Reconciliation of Unrecognized Tax Benefits (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Income Taxes [Line Items]
Beginning of year balance	$ 74	$ 83	$ 88
Increases based on current period tax positions	0	5	8
Increases based on prior period tax positions	0	24	0
Decreases based on prior period tax positions	0	4	5
Decreases related to settlements with tax authorities	0	33	4
Decreases related to a lapse of applicable statute of limitation	7	1	4
End of Year Balance	$ 67	$ 74	$ 83

Income Taxes - Additional Information (Detail) (USD $)	12 Months Ended
	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Income Taxes [Line Items]
Increase (decrease) in tax expense related to income from continuing operations	$ 87,000,000		$ 92
Income from continuing operations before income taxes increase (decrease) from prior year	291,000,000	(120,000,000)
Tax benefit related to the release of tax contingencies and audit settlements	15		90
Cash payments for income taxes	12,000,000	26,000,000	36,000,000
Net operating loss carryforwards	51,000,000
Tax benefit likeliness threshold	50.00%
Unrecognized tax benefits that would affect effective tax rate	65,000,000
Unrecognized tax benefits range of potential decrease in twelve months, lower limit	5,000,000
Unrecognized tax benefits range of potential decrease in twelve months, upper limit	30,000,000
Interest and penalties for unrecognized tax (benefits) expense	1,000,000	3,000,000	(2,000,000)
Accrued interest and penalties for unrecognized tax benefits	8,000,000	10,000,000	21,000,000
Segment, Continuing Operations
Income Taxes [Line Items]
Increase (decrease) in tax expense related to income from continuing operations		$ (42,000,000)

Reconciliation of Sales and Operating Profit Loss from Segment to Consolidated (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Jun. 29, 2013	Mar. 30, 2013	Dec. 29, 2012	Sep. 29, 2012	Jun. 30, 2012	Mar. 30, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Total business segment sales									$ 3,920	$ 3,909	$ 3,761
Impact of businesses exited/disposed									0	55	135
Segment Reporting Information, Intersegment Revenue									0	(6)	(12)
Total net sales	962	924	1,060	974	983	935	1,053	987	3,920	3,958	3,884
Document Fiscal Year Focus									2013
Operating Income (Loss)									297	76	227
Net interest expense									(41)	(72)	(87)
Debt extinguishment costs									0	(39)	(55)
Income (loss) from continuing operations before income taxes									256	(35)	85
Retail [Member]
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Total business segment sales									2,894	2,884	2,760
Operating Income (Loss)									329	313	314
Foodservice/ Other
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Total business segment sales									1,026	1,025	1,001
Operating Income (Loss)									75	79	102
Operating Segments
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Total business segment sales									3,920	3,909	3,761
Operating Income (Loss)									404	392	416
General Corporate Expenses
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating Income (Loss)									(93)	(272)	(159)
Mark-To-Market Derivative Gain/(Loss)
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating Income (Loss)									(1)	(1)	2
Significant items- business segments [Member]
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating Income (Loss)									(15)	(47)	(31)
Amortization Of Intangibles
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating Income (Loss)									(4)	(4)	(4)
Impact of businesses exited/disposed [Member]
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating Income (Loss)									$ 6	$ 8	$ 3

Reconciliation of Assets Depreciation and Additions to Long-Lived Assets from Segments to Consolidated (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 29, 2013		Jun. 30, 2012		Jul. 02, 2011
Segment Reporting, Asset Reconciling Item [Line Items]
Document Fiscal Year Focus	2013
Net assets held for sale/disposition	$ 0		$ 5		$ 7,143
Other assets	619	[1]	578	[1]	461	[1]
Total Segment Assets	2,434		2,450		9,482
Discontinued operations	2		104		186
Other depreciation	28		31		11
Total depreciation	148		266		302
Other	16		7		2
Total additions to long-lived assets	139		173		237
Retail [Member]
Segment Reporting, Asset Reconciling Item [Line Items]
Total Segment Assets	1,273		1,279		1,282
Total depreciation	90		101		79
Additions to Long-Lived Assets	95		128		207
Foodservice/ Other
Segment Reporting, Asset Reconciling Item [Line Items]
Total Segment Assets	542		530		530
Total depreciation	28		30		26
Additions to Long-Lived Assets	28		38		28
Australian Bakery [Member]
Segment Reporting, Asset Reconciling Item [Line Items]
Total Segment Assets	0		58		66
Operating Segments
Segment Reporting, Asset Reconciling Item [Line Items]
Total Segment Assets	1,815		1,809		1,812
Total depreciation	118		131		105
Additions to Long-Lived Assets	$ 123		$ 166		$ 235

[1]	1 Principally cash and cash equivalents, certain corporate fixed assets, deferred tax assets and certain other non-current assets.

Net Sales by Product Type Within Business Segment (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Jun. 29, 2013	Mar. 30, 2013	Dec. 29, 2012	Sep. 29, 2012	Jun. 30, 2012	Mar. 30, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Segment Reporting Information [Line Items]
Total business segment sales									$ 3,920	$ 3,909	$ 3,761
Impact of businesses exited/disposed									0	55	135
Intersegment elimination									0	(6)	(12)
Total net sales	962	924	1,060	974	983	935	1,053	987	3,920	3,958	3,884
Meat
Segment Reporting Information [Line Items]
Total business segment sales									2,103	2,117	1,984
Meat-centric
Segment Reporting Information [Line Items]
Total business segment sales									685	647	639
Bakery
Segment Reporting Information [Line Items]
Total business segment sales									104	118	135
Commodities/Other
Segment Reporting Information [Line Items]
Total business segment sales									2	2	2
Retail [Member]
Segment Reporting Information [Line Items]
Total business segment sales									2,894	2,884	2,760
Meat
Segment Reporting Information [Line Items]
Total business segment sales									507	520	501
Meat-centric
Segment Reporting Information [Line Items]
Total business segment sales									88	86	81
Bakery
Segment Reporting Information [Line Items]
Total business segment sales									343	344	358
Commodities/Other
Segment Reporting Information [Line Items]
Total business segment sales									88	75	61
Foodservice/ Other
Segment Reporting Information [Line Items]
Total business segment sales									$ 1,026	$ 1,025	$ 1,001

Business Segment Information - Additional Information (Detail) (USD $)	3 Months Ended								12 Months Ended
	Jun. 29, 2013	Mar. 30, 2013	Dec. 29, 2012	Sep. 29, 2012	Jun. 30, 2012	Mar. 30, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Segment Reporting Information [Line Items]
Net sales	$ 962,000,000	$ 924,000,000	$ 1,060,000,000	$ 974,000,000	$ 983,000,000	$ 935,000,000	$ 1,053,000,000	$ 987,000,000	$ 3,920,000,000	$ 3,958,000,000	$ 3,884,000,000
Foreign net sales									17,000,000	18,000,000	19,000,000
Number of Reportable Segments									2
Document Fiscal Year Focus									2013
Reverse Stock Split										0
Wal-Mart Stores Inc.
Segment Reporting Information [Line Items]
Revenues									$ 1,000,000,000	$ 1,000,000,000	$ 1,000,000,000

Quarterly Financial Data (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended												12 Months Ended
	Jun. 29, 2013	Mar. 30, 2013	Dec. 29, 2012	Sep. 29, 2012	Jun. 30, 2012		Mar. 30, 2012		Dec. 31, 2011		Sep. 30, 2011		Jun. 29, 2013	Jun. 30, 2012	Jul. 02, 2011
Quarterly Financial Information [Line Items]
Net sales	$ 962	$ 924	$ 1,060	$ 974	$ 983		$ 935		$ 1,053		$ 987		$ 3,920	$ 3,958	$ 3,884
Gross profit	264	272	332	294	270		260		298		273
Income (loss)	35	42	58	49	(62)		27		10		5		184	(20)	58
Income (loss) per common share - Basic	$ 0.29	$ 0.34	$ 0.47	$ 0.4	$ (0.52)		$ 0.23		$ 0.09		$ 0.04		$ 1.5	$ (0.16)	$ 0.47
Income (loss) per common share - Diluted	$ 0.28	$ 0.34	$ 0.47	$ 0.4	$ (0.52)		$ 0.23		$ 0.09		$ 0.04		$ 1.49	$ (0.16)	$ 0.46
Net income (loss)	41	93	65	53	599		(3)		470		(218)
Net income (loss) per common share - Basic	$ 0.33	$ 0.76	$ 0.53	$ 0.43	$ 5.02		$ (0.02)		$ 3.96		$ (1.86)
Income (loss) per common share - Diluted	$ 0.33	$ 0.75	$ 0.53	$ 0.43	$ 5.02		$ (0.02)		$ 3.94		$ (1.85)
Cash dividends declared	$ 0.125	$ 0.125	$ 0.125	$ 0.125	$ 0		$ 0.58		$ 0.58		$ 0		$ 0.5	$ 1.15	$ 2.3
Reverse Stock Split														$ 0
Market price - high	$ 37.28	$ 35.19	$ 28.74	$ 30.43	$ 34.43	[1]	$ 33.95	[1]	$ 29.69	[1]	$ 30.39	[1]
Market price -low	$ 31.75	$ 27.3	$ 24.96	$ 24.31	$ 27.56	[1]	$ 28.67	[1]	$ 24.12	[1]	$ 24.54	[1]
Market price - close	$ 33.08	$ 35.15	$ 27.49	$ 26.78	$ 28.99	[1]	$ 33.17	[1]	$ 29.15	[1]	$ 25.19	[1]

[1]	1 The historical market prices for fiscal 2012 have been adjusted to reflect the impact of the spin-off of the international coffee and tea business and a 1-for-5 reverse stock split on June 28, 2012. A portion of the original market price was allocated to Hillshire Brands (approximately 30%) and a portion to the international coffee and tea business (approximately 70%) based on the same percentages to be used to allocate the cost of a share of common stock for tax basis purposes. After the market price attributable to Hillshire Brands was determined, it was adjusted to reflect the 1-for-5 reverse stock split.

Quarterly Financial Data Quarterly Financial Data- 1 for 5 Reverse Stock Split (Details)	0 Months Ended
Jun. 28, 2012
Quarterly Financial Information Disclosure [Abstract]
1 for 5 reverse stock split	0.2